UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-05443

Calamos Investment Trust

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2020 Calamos Court, Naperville

Illinois 60563-2787

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

John P Calamos, Sr., President,

Calamos Advisors LLC

2020 Calamos Court,

Naperville, Illinois

60563-2787

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2012

DATE OF REPORTING PERIOD: November 1, 2011 through April 30, 2012

Item 1. Report to Shareholders

CALAMOS®
Family of Funds

SEMIANNUAL REPORT APRIL 30, 2012

Calamos Growth Fund

Calamos Value Fund

Calamos Blue Chip Fund

Calamos Discovery Growth Fund

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Growth and Income Fund

Calamos Global Growth and Income Fund

Calamos Convertible Fund

Calamos Total Return Bond Fund

Calamos High Income Fund
(formerly Calamos High Yield Fund)

Calamos Market Neutral Income Fund

GO PAPERLESS
SIGN UP FOR E-DELIVERY

Visit fundinvestor.calamos.com/GoPaperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Experience and Foresight

About Calamos Investments

For more than 30 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 13 mutual funds include equity, enhanced fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2012. In this report, you will find commentary from the Calamos Investment Management Team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Market Review

Entering the semiannual period, our view was that the U.S. economy was not headed for a double dip recession. During the period, improving economic data supported our constructive view. However, even as market sentiment improved and risk appetites increased, the global markets remained volatile. Sovereign debt pressures in the eurozone and the potential for slowing growth in emerging markets were of particular concern.

Overall, for the six-month period, global equity markets experienced significant gains. In the U.S., stocks rallied to a double-digit performance, with the S&P 500 Index1 returning an impressive 12.77% for the period. While the global equity markets didn’t quite match that pace, the MSCI World Index2, a measure of developed market equity performance, still managed to post a healthy 7.87% gain. Meanwhile, the emerging markets returned to positive territory with a gain of 4.02% in the MSCI Emerging Markets Index3.

Convertible securities also enjoyed the six-month rally, as the BofA Merrill Lynch All U.S. Convertible Ex-Mandatory Index4 returned 7.11%. In a demonstration of the strengthening economy, high yield issuance reached record levels in the first quarter of 2012, while performance for the six-month period was also robust, with a 6.77% return in the Credit Suisse High Yield Index5. The broad U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index6, posted a 2.44% gain.

Opportunities in the Global Economy

While the strong performance over the semiannual period has been a welcome development, we know from experience that volatility can work both ways, and we therefore continue to actively monitor the global economy and the companies we have chosen for the funds. We expect slow but positive growth in the U.S. and in the global economy as a whole. We are prepared for ups and downs along the way and anticipate continued volatility in the global financial markets.

www.calamos.com	1

Letter to Shareholders

We believe the period’s strong showing serves as a timely reminder of the resilience of global growth equities as a long-term investment opportunity. Our valuation models show that growth continues to be priced at a large discount all around the world. Overall, our view is that equities represent the most compelling investment on an asset class basis. However, as in the past, trying to time when the equity markets will respond positively for a pronounced period is extremely difficult.

We have identified a number of important secular themes that we believe will drive global growth for years to come. The growth of a middle class in many emerging market regions is an exciting trend, and globally focused businesses are in the best position to capitalize on this increasingly prosperous new customer base. In addition, information technology firms—which comprise a substantial portion of the holdings in many of the Calamos funds—represent an excellent opportunity to take advantage of the growing needs of both global consumers and productivity-seeking businesses around the world.

We also see a considerable cyclical opportunity coming from global reflation activities as global stimulus efforts and increasing liquidity measures taken by the world’s central banks persist. Despite some pullback in the period, we continue to hold a favorable outlook for opportunities in areas such as energy and materials based on strong global demand for resources, especially within developing economies.

We believe that these prominent secular themes and cyclical factors will provide growth opportunities for companies all throughout the world, particularly those with geographically diversified revenues, strong global brands and healthy balance sheets. We believe that global companies may be less vulnerable to economic weakness in a particular country or region, and we are favoring companies domiciled in developed countries that are capitalizing on many of the growth trends currently available in emerging markets.

We also continue to think broadly in terms of how we invest to capitalize on these themes and companies. As noted earlier, we believe that growth equities remain among the most compelling investing opportunities, but we have also found attractive possibilities in the mid-grade corporate debt of these types of firms for investors seeking income-oriented total return. In addition, despite the low interest rate environment and resultant low new issuance for convertible securities, our decades of experience in this area have helped to uncover a number of worthwhile opportunities here as well.

Thinking Long-Term and Thinking Globally

Experience has shown us that volatility and uncertainty have always been, and will continue to be, big factors in investing. Yet it is that same experience that has taught us that while we may not be able to control market volatility or anticipate every potential event in the global economy, we can still find investing success over the long term with a disciplined approach that fully takes into account both risks and rewards. We believe that

2	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Letter to Shareholders

volatility and uncertainty do not constitute an argument to stay out of the markets, but rather a reason to rely on the same comprehensive approach to investing that has served us remarkably well over the past several decades.

While we may not be able to precisely time the arrival of the next true bull market, we believe that there are compelling choices for long-term investors. Our active, team-oriented investment process continues to seek out and analyze global opportunities that we believe will deliver long-term results to shareholders over full market cycles. Despite the challenges that exist, we are optimistic about the investing prospects we see in the coming months and years, and we believe that the wide array of Calamos Funds will provide the means to capitalize on those opportunities.

As always, we appreciate the trust you have placed in us to manage your assets and help you achieve your financial goals. We encourage you to visit us at calamos.com or contact us at 800.582.6959 with any questions or concerns about our funds that are not addressed in this report.

Sincerely,

John P. Calamos, Sr.

CEO and Co-CIO,

Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully.

Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

3	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide.

4 The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles.

5	The Credit Suisse High Yield Index is an unmanaged index of approximately 1,600 issues with an average maturity range of seven to ten years with a minimum capitalization of $75 million. The Index is considered generally representative of the U.S. market for high-yield bonds.

6	The Barclays Capital U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

www.calamos.com	3

Calamos Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CVGRX
B Shares	CVGBX
C Shares	CVGCX
I Shares	CGRIX
R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302
B Shares	128119740
C Shares	128119856
I Shares	128119807
R Shares	128119435

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

>	Determines the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

>	Uses proprietary valuation models to ascertain a stock’s return potential

>	Adheres to strict risk-management guidelines to determine portfolio construction

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A portfolio that pursues the highest potential growth opportunities regardless of company size or industry

>	A relatively aggressive yet diversified way to participate in the stock market’s long-term growth potential

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Growth Fund invests in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers an attractive way to participate in long-term growth trends by focusing on companies with global strategies, global brands and geographically diversified revenues. We believe that there are many exciting growth trends within the global economy and we have sought companies with good earnings prospects, high returns on invested capital, sustainable free cash flow, and low debt-to-capital ratios. We believe that many stocks of U.S. multinational companies are presently trading at extremely attractive prices, based on a variety of measures.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over multiple market cycles. Since its inception on September 4, 1990, the Fund has returned 13.61% on an annualized basis (Class A shares at net asset value). For this period, the broad equity market, as measured by the S&P 500 Index, returned 9.26%, while the Russell Midcap® Growth Index and the Russell 3000® Growth Index, returned 10.41% and 8.60%, respectively. The Russell 3000® Growth Index provides a point of comparison for the broad U.S. growth equity market, including companies of all capitalizations, while the Russell Midcap® Growth Index is a measure of mid-cap growth stocks, one segment of the Fund’s potential universe of investments.

For the semiannual period ended April 30, 2012, the Growth Fund returned 9.24% versus the Russell 3000® Growth Index return of 13.86%. For this same period, the Russell Midcap® Growth Index rose 12.26% and the S&P 500 Index returned 12.77%.

Q.  What factors influenced performance over the semiannual period?

A.  Relative performance for the Fund trailed the benchmark Russell 3000® Growth Index during the six-month period. Much of that underperformance occurred during the first two months of the period, as fundamentals were often overlooked and global macro issues and short-term considerations drove market results. The market environment at this time was defined by general risk aversion, with “risk-off” sectors (defensive, non-cyclicals) performing the best. Our preference for higher growing and more cyclical investments, while still attractively valued, was not rewarded early in the period and hindered Fund performance. We believe that valuations of U.S. growth equities remain compelling and offer particularly attractive risk/reward characteristics.

In terms of sector performance, the Fund’s holdings within the materials sector trailed the stronger Russell 3000® Growth Index returns. Most notably, holdings related to gold mining and production contributed to lag, as firms incurred rising input and extraction costs during the period. We continue to believe the sector will be supported

4	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

by increased demand for resources from emerging market regions, as well as by reflation efforts and accommodative global central bank policies. We are focused on long-term opportunities within the diversified metals and mining, fertilizers and agricultural chemicals and gold industries.

Security selection within the energy sector detracted from returns during the period. Select holdings in the equipment and services and exploration and production industries were weak, as reservations about the global macro environment resulted in uncertain earnings forecasts. In addition, companies that derive a part of their business from natural gas were under pressure, as prices for the commodity fell and costs escalated. We continue to look favorably on the long-term opportunities in the energy sector, particularly given the ongoing global stimulus and liquidity from the world’s central banks. We believe holdings within the sector should continue to benefit from reflation efforts, as well as from long-term secular themes, such as strong global demand for energy resources, especially within developing economies. Our research focus remains on the oil and gas equipment and services, drilling and exploration and production industries.

While the Fund’s underweight position to the industrials sector contributed favorably to relative performance in the period, security selection within the sector trailed the stronger index returns. In particular, holdings in the electrical equipment and freight and logistics industries lagged. We believe there are attractive long-term opportunities in the sector, most notably those associated with the global infrastructure build-out. We are focused on those companies in industries such as industrial machinery, construction and equipment that we believe offer compelling growth potential at reasonable valuations. We are particularly interested in those companies that are positioned to benefit from the growth in emerging market regions.

The information technology sector posted one of the strongest performances within the benchmark Russell 3000® Growth Index for the period. In the Fund, an overweight allocation enhanced returns while security selection was strong, yet trailed that of the index. We maintain conviction in the sector due to the higher cash flows, lower debt levels and cleaner balance sheets we see in many companies. In addition, we expect these companies to thrive in the future as they develop solutions to improve and enhance productivity and business performance. The sector continues to profit from many of the long-term secular growth themes we have identified, including strong business and consumer demand for products and services that provide access to information and entertainment. Many companies are also benefiting from frequent innovations that bring together many different technologies, strengthening connectivity for individuals and businesses.

The Fund’s strong security selection within the health care sector was a positive contributor to performance in the period. Specifically, holdings within the health care equipment and supplies and pharmaceuticals industries outperformed. Our focus remains on corporate performance, cash flows and fundamentals. Because health care spending is not as dependent on robust economic growth, we view the Fund’s health care holdings as providing defensive characteristics. We are especially attracted to those companies furthest removed from increased government regulation, such as those in the health care equipment industry.

An underweight allocation and strong security selection within the consumer staples sector also contributed favorably to Fund performance in the period. Although the

SECTOR WEIGHTINGS
Information Technology	41.3%
Consumer Discretionary	14.1
Health Care	9.9
Energy	9.3
Materials	7.8
Industrials	7.7
Consumer Staples	3.3
Financials	2.7
Telecommunication Services	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	5

Calamos Growth Fund

Fund’s absolute allocation to the sector is low, the companies that we did invest in performed particularly well in the period, especially those in the beverages and food products industries. In regard to the underweight position, names within the consumer staples sector tend to be more defensive and exhibit lower growth characteristics. Within the sector, we strive to invest in companies with growing niche brands and those with strong global operations.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

Q.  What changes were made over the course of the reporting period?

A.  We maintain our emphasis on firms with globally diversified revenues and strong brands that are poised to benefit from global growth opportunities. After the strong and rapid market advance of the past several months, we believe a continued focus on risk management and valuation sensitivity is most appropriate. As such, during the period we aimed to reduce price-risk in select names and take some cyclicality out of the Fund, especially from those sectors related to reflation, such as industrials and energy. While these sectors were reduced, we continue to believe that the reflation theme can provide good long-term opportunities, given strong signals from the Federal Reserve and other global central banks that they would remain accommodative and provide a backstop for the markets, if necessary.

The Fund’s largest allocations in absolute terms include the information technology, consumer discretionary and health care sectors. The Fund’s largest overweight allocation is to the information technology sector, while the Fund’s allocation to consumer staples remains notably underweight.

Among the sector positioning changes during the period, allocations to the technology and health care sectors increased, while positioning in the industrials and energy sectors decreased, as stated above.

6	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

Q.  What is the outlook for U.S. growth stocks and the Fund?

We remain optimistic about the prospects of U.S. growth stocks and we have positioned the Fund accordingly. Our active approach is uncovering opportunities supported by long-term secular trends such as globalization, the growth and maturation of the emerging middle class, as well as productivity enhancement capabilities in a globally competitive environment. We believe large multinational companies with globally diversified revenues and access to capital are poised to capitalize on both secular and cyclical trends. Overall, growth equities remain especially attractive to us, as investors continue to discount the growth of future cash flows, while growth premiums remain historically low.

www.calamos.com	7

Calamos Growth Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/12

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	9.24%	-4.97%	2.00%	6.05%
With Sales Charge	4.05	-9.49	1.02	5.53

Class B Shares – Inception 9/11/00
Without Sales Charge	8.85	-5.68	1.24	5.41
With Sales Charge	3.85	-10.18	0.90	5.41

Class C Shares – Inception 9/3/96
Without Sales Charge	8.85	-5.68	1.24	5.26
With Sales Charge	7.85	-6.58	1.24	5.26

Class I Shares – Inception 9/18/97	9.39	-4.73	2.26	6.32

Class R Shares – Inception 3/1/07	9.12	-5.21	1.75	2.97	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Growth Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

3

The Russell 3000® Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

8	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Value Fund

CALAMOS VALUE FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Value Fund invests in U.S. companies where we believe the stock price has been temporarily depressed due to one-time events or market sentiment that we expect to change. The Fund provides a value-oriented complement to a growth-oriented portfolio. Our goal is to purchase stocks at discounts to our estimates of intrinsic business value. We analyze cash flows and return on invested capital to determine intrinsic business value.

This Fund’s investment strategy differs from some other value funds in that we will not invest in a company solely because it is “cheap.” Before we buy a stock, we need to see a potential catalyst, or believe that some other factor will arise that will lead to the company receiving more favorable recognition in the market. We want to see companies with compelling strategies for improving their cash flows, balance sheet health and overall market position.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on January 2, 2002, the Fund has returned 3.44% on an annualized basis (Class A shares at net asset value) versus 4.69% for the Russell 1000® Value Index. For the semiannual period ended April 30, 2012, the Fund returned 6.67% versus 11.62% for the Russell 1000® Value Index.

Q.  What factors influenced performance over the semiannual period?

A.  The Fund’s underweight position and security selection within the financial sector hampered performance in the period. Index returns were boosted by companies within the commercial banks and consumer finance industries, which came after weaker performance in these industries during the final months of last year. We remain cautious and underweight relative to the index and have generally avoided large parts of the sector due to increased regulations globally and significant business risks remaining in many financial institutions. However, we have found favorable opportunities within globally diversified asset managers and selected insurers that we believe have lower underlying credit risk.

While our underweight position to the energy sector added to Fund returns, lagging selection detracted from performance during the period. Select holdings in the equipment and services and exploration and production industries were particularly weak, as reservations about the global macro environment resulted in uncertain earnings forecasts. In addition, companies that derive a part of their business from natural gas were under pressure as prices for the commodity fell and costs escalated. We continue to look favorably on the long-term opportunities in the energy sector, particularly given the ongoing global stimulus and liquidity from the world’s central

FUND NASDAQ SYMBOLS
A Shares	CVAAX
B Shares	CVABX
C Shares	CVACX
I Shares	CVAIX
R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666
B Shares	128119658
C Shares	128119641
I Shares	128119633
R Shares	128119419

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invests in companies that are deemed to be trading well below their intrinsic values but possess identifiable potential catalysts that can spur them to normal levels

>	Companies under consideration must possess risk-mitigating characteristics, such as sound financials and branded products within their industry

>	Employs qualitative (bottom-up) research to help determine how an issuer’s stock is valued relative to calculations of intrinsic worth

>	Utilizes top-down portfolio construction to pursue macro-level economic themes and support diversification among industries and sectors

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A vehicle for building assets to meet medium-range to long-range financial goals

>	A value-oriented complement to a growth-oriented portfolio

www.calamos.com	9

Calamos Value Fund

SECTOR WEIGHTINGS
Information Technology	34.2%
Health Care	15.8
Consumer Staples	14.4
Consumer Discretionary	12.7
Financials	9.5
Energy	6.3
Industrials	4.1
Materials	2.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

banks. We believe the Fund’s holdings within the sector should continue to benefit from reflation efforts, as well as from long-term secular themes such as strong global demand for energy resources, especially within emerging economies. Our research focus remains on the oil and gas equipment and services, drilling and exploration and production industries.

The Fund’s overweight allocation to the consumer discretionary sector was additive to performance, as this sector was the top performing area within the index during the reporting period. Security selection within the sector was positive, yet lagged the stronger returns of the index and detracted from relative performance. We continue to have conviction in our holdings and believe they are well-positioned to benefit from global secular trends. Broadly within the sector, we are attracted to global businesses with strong brands and diversified revenues, as well as those servicing a growing and maturing consumer base within the emerging markets.

A lack of exposure (0% allocation) to the utilities sector added value to the Fund, as its more defensive nature held back returns in a strong market rally and made this one of the worst performing areas within the index during the reporting period. Utilities remain a highly regulated area where we do not typically find many attractive risk/reward opportunities.

Q.  What changes were made to the Fund’s portfolio over the course of the reporting period?

A.  We maintain our emphasis on firms with globally diversified revenues and strong brands that are poised to benefit from long-term secular trends. After a strong and rapid market advance over several months, we believed a continued focus on risk management and valuation sensitivity was most appropriate. As such, during the reporting period we aimed to reduce price-risk in select names and to take some cyclicality out of the Fund, especially from those sectors related to reflation, such as industrials and energy. While these sectors were reduced, we continue to believe that the reflation theme can provide good long-term opportunities, given strong signals from the Federal Reserve and other global central banks that they would remain accommodative and provide a backstop for the markets, if necessary.

The Fund’s largest allocations in absolute terms include the information technology, health care and consumer staples sectors. Relative to the Russell 1000® Value Index, the Fund’s largest overweight allocation is to the information technology sector, while allocation to the financial sector remains notably underweight.

Among the sector positioning changes during the reporting period were increased allocations to the information technology and health care sectors, while positioning in the industrials and energy sectors decreased, as noted above.

Q.  What is your outlook for the Fund?

We remain optimistic about the prospects of globalization and we have positioned the Fund accordingly. Our active approach is uncovering opportunities supported by long-term secular trends, such as the evolution and maturation of the emerging middle class, as well as productivity enhancement capabilities in a globally competitive environment. We believe large multinational companies with diversified revenue bases and access to capital are poised to take advantage of both secular and cyclical trends. Overall, equities remain especially attractive to us, as we continue to find many companies trading at significant discounts to their underlying fundamentals and future cash flows.

10	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Value Fund

ANNUALIZED RETURN: SINCE INCEPTION (1/2/02) THROUGH 4/30/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	11

Calamos Value Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/12

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	6.67%	-2.76%	-1.32%	3.63%
With Sales Charge	1.61	-7.41	-2.28	3.12

Class B Shares – Inception 1/2/02
Without Sales Charge	6.29	-3.46	-2.05	3.02
With Sales Charge	1.29	-8.29	-2.41	3.02

Class C Shares – Inception 1/2/02
Without Sales Charge	6.30	-3.47	-2.06	2.85
With Sales Charge	5.30	-4.43	-2.06	2.85

Class I Shares – Inception 3/1/02	6.81	-2.47	-1.07	3.89

Class R Shares – Inception 3/1/07	6.54	-3.02	-1.57	-0.59	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

12	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Blue Chip Fund

CALAMOS BLUE CHIP FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Blue Chip Fund invests in large-cap equities that we believe have the best prospects for growth. The Fund offers an attractive way to participate in long-term growth trends in the large cap space by focusing on well-known businesses with established operations and good prospects for sustainable growth. We believe these “blue chip” companies may offer a higher degree of stability compared to smaller, less-tested companies. While the Fund invests primarily in U.S.-domiciled businesses, we favor companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on December 1, 2003, the Fund has returned 4.81% on an annualized basis (Class A shares at net asset value) versus a 5.34% return for the S&P 500 Index and the Russell 1000® Growth Index return of 5.87%. For the most recent six-month reporting period ended April 30, 2012, Calamos Blue Chip Fund returned 10.67%, versus 12.77% for the S&P 500 Index and 14.13% for the Russell 1000® Growth Index.

Q.  What factors influenced performance over the semiannual period?

A.  An overweight position and lagging selection within the energy sector detracted from returns during the period. Select holdings in the equipment and services and exploration and production industries were particularly weak, as reservations about the global macro environment resulted in uncertain earnings forecasts. In addition, companies deriving a part of their business from natural gas were under pressure, as prices for the commodity fell and costs escalated. We continue to look favorably on the long-term opportunities in the energy sector, particularly given the ongoing global stimulus and liquidity from the world’s central banks. We believe our holdings within the sector should continue to benefit from reflation efforts, as well as from long-term secular themes such as strong global demand for energy resources, especially within emerging economies. Our research focus remains on the oil and gas equipment and services, drilling and exploration & production industries.

The Fund’s holdings within the materials sector trailed the stronger Russell 1000® Growth Index returns, holding back relative performance in the period. Most notably, holdings related to gold mining and production contributed to the lag, as these firms incurred rising input and extraction costs during the period. Many of these gold-related holdings are now priced with very low growth assumptions, making valuations attractive. We continue to believe the sector will be supported by increased demand for resources from emerging market regions, as well as by reflation efforts and

FUND NASDAQ SYMBOLS
A Shares	CBCAX
B Shares	CBCBX
C Shares	CBXCX
I Shares	CBCIX
R Shares	CBCRX

FUND CUSIP NUMBERS
A Shares	128119625
B Shares	128119617
C Shares	128119591
I Shares	128119583
R Shares	128119427

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invest in larger, established companies with balance sheet strength that can also help mitigate downside risk

>	We look for businesses with diversified product lines that can increase productivity to maintain growth

>	Apply proprietary models to determine return potential of companies

>	Each security is further vetted within the context of the portfolio

>

We seek to identify long-term secular themes that can drive growth for decades. Investment candidates emerge from the intersection of our top-down (overlay of macroeconomic themes) and bottom-up analysis

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A vehicle for building assets to meet medium- to long-range financial goals

>	A larger-cap growth offering of diversified companies providing broad market participation

www.calamos.com	13

Calamos Blue Chip Fund

SECTOR WEIGHTINGS
Information Technology	41.2%
Consumer Discretionary	13.7
Health Care	12.1
Energy	10.6
Industrials	6.8
Consumer Staples	5.4
Materials	5.0
Financials	2.3
Telecommunication Services	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

accommodative global central bank policies. We are focused on long-term opportunities within the diversified metals & mining, fertilizers and agricultural chemicals and gold industries.

Security selection within the consumer discretionary sector was additive to performance in the reporting period. The Fund’s top holdings within the sector are in the Internet retail industry, and after declining in the beginning of the period these companies bounced back and have performed particularly well. We continue to have conviction in these names and believe they are well-positioned to benefit from global secular trends. Broadly within the sector, we are attracted to global businesses with strong brands and diversified revenues, as well as those servicing a growing and maturing consumer base within the emerging markets.

Strong security selection within the health care sector was a positive contributor to performance in the period. Specifically, Fund holdings within the health care equipment and supplies and pharmaceuticals industries outperformed. Our focus remains on corporate performance, cash flows and fundamentals. Because health care spending is not as dependant on robust economic growth, we view the Fund’s health care holdings as providing defensive characteristics. We are especially attracted to those companies furthest removed from increased government regulation, such as those in the health care equipment industry.

Q.  What changes were made to the Fund’s portfolio over the course of the reporting period?

A.  We maintain our emphasis on firms with globally diversified revenues and strong brands that are poised to benefit from global growth opportunities. After a strong and rapid market advance over several months, we believed a continued focus on risk management and valuation sensitivity was most appropriate. As such, during the reporting period we aimed at reducing price-risk in select names and taking some cyclicality out of the fund, especially from those sectors related to reflation, such as industrials and energy. While these sectors were reduced, we continue to believe that the reflation theme can provide good long-term opportunities. The Federal Reserve and other global central banks have shown strong signals that they would remain accommodative and provide a backstop for the markets if necessary.

The Fund’s largest allocations in absolute terms include the information technology, consumer discretionary and health care sectors. Relative to the Russell 1000® Growth Index, the Fund’s largest overweight allocation is to the information technology sector, while allocations to consumer staples and industrials remain notably underweight.

Among the positioning changes during the reporting period, allocations to the consumer discretionary and consumer staples sectors increased, while positioning in the industrials and energy sectors decreased, as stated above.

14	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Blue Chip Fund

Q.  What is your outlook for large cap growth equities and the Fund?

We remain optimistic about the prospects of large cap growth equities and we have positioned the Fund accordingly. Our active approach is uncovering opportunities supported by long-term secular trends such as globalization, the growth and maturation of the emerging middle class, as well as productivity enhancement capabilities in a globally competitive environment. We believe large multinational companies with globally diversified revenues and access to capital are poised to capitalize on both secular and cyclical trends. Overall, large cap growth equities remain especially attractive to us, as investors continue to discount the growth of future cash flows, while growth premiums remain historically low.

www.calamos.com	15

Calamos Blue Chip Fund

GROWTH OF $10,000: SINCE INCEPTION (12/1/03) THROUGH 4/30/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/12

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/1/03
Without Sales Charge	10.67%	-1.08%	1.79%	4.81%
With Sales Charge	5.39	-5.78	0.81	4.20

Class B Shares – Inception 12/1/03
Without Sales Charge	10.27	-1.89	1.03	4.06
With Sales Charge	5.27	-6.79	0.65	4.06

Class C Shares – Inception 12/1/03
Without Sales Charge	10.26	-1.81	1.03	4.03
With Sales Charge	9.26	-2.79	1.03	4.03

Class I Shares – Inception 12/1/03	10.75	-0.86	2.05	5.08

Class R Shares – Inception 3/1/07	10.50	-1.38	1.54	2.51

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

16	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund

CALAMOS DISCOVERY GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Discovery Growth Fund invests in small cap and mid cap (“SMID”) equities that we believe have the best prospects for growth. The Fund offers a relatively aggressive yet diversified way to get exposure to the SMID space and participate in the long-term growth potential of the U.S. stock market. While Discovery Growth is one of our newer funds, it is managed by the same investment team and draws upon the same research process that we use for all of our other funds. Our investment process is designed to identify companies with higher growth profiles and greater returns on invested capital relative to peers. We favor companies with geographically diversified revenues that are participating in long-term global growth trends.

We expect to concentrate on small cap companies that, if successful, will grow into mid caps. We have the flexibility to continue holding these successful mid cap companies. We believe that a mid cap company that has successfully grown from a small cap has demonstrated the potential of its business model and its ability to deliver sustained earnings growth.

Q.  How has the Fund performed?

A.   For the semiannual period ended April 30, 2012, the Discovery Growth Fund returned 4.98% (Class A shares at net asset value), versus 11.72% for the Russell 2500™ Growth Index. Since its inception on June 1, 2010, the Fund gained 13.08%, versus the 19.65% return for the index.

Q.  What factors influenced performance over the semiannual period?

A.  The Fund’s security selection within the energy sector was the largest detractor from performance during the semiannual period. Select holdings in the equipment & services and exploration & production industries lagged the index. In particular, those holdings with a larger portion of their business related to natural gas production suffered due to lower prices and higher costs. Despite the weakness in the period, we have a favorable long-term view of the opportunities in the energy sector, particularly as global stimulus and liquidity from the world’s central banks persist. We believe the portfolio’s holdings within the sector will benefit from long-term secular themes, such as strong global demand for energy resources, especially within developing economies.

The Fund’s relative security selection in the consumer discretionary sector also detracted from returns during the period. Holdings within the Internet retail industry underperformed, in particular. We favor an opportunistic approach in this sector and continue seeking companies with high growth potential, often including those with an in-demand category niche and a scalable business model.

The Fund’s security selection within the industrials sector trailed the stronger index returns and thus hampered results. In particular, holdings in the machinery industry lagged as concerns about a slowing pace of global growth negatively impacted

FUND NASDAQ SYMBOLS
A Shares	CADGX
B Shares	CBDGX
C Shares	CCDGX
I Shares	CIDGX
R Shares	CRDGX

FUND CUSIP NUMBERS
A Shares	128120102
B Shares	128120201
C Shares	128120300
I Shares	128120409
R Shares	128120508

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Focus on small cap and mid cap companies

>	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

>	Seeks to determine the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

>	Uses proprietary valuation models to ascertain a stock’s return potential

>	Adheres to strict risk-management guidelines in constructing the portfolio and assessing a security’s fit within the portfolio

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Exposure to small cap and mid cap companies

>	A relatively aggressive yet diversified way to participate in the U.S. stock market’s long-term growth potential

www.calamos.com	17

Calamos Discovery Growth Fund

SECTOR WEIGHTINGS
Information Technology	37.3%
Industrials	15.8
Health Care	14.5
Consumer Discretionary	9.5
Materials	7.9
Energy	4.8
Financials	4.0
Consumer Staples	1.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

holdings. We believe there are attractive long-term opportunities in the sector, most notably those associated with the global infrastructure build-out. We are focused on those companies in industries such as industrial machinery, construction and equipment that we believe offer compelling global growth potential. We are particularly interested in those companies positioned to benefit from the growth in emerging economies.

Relative security selection in the information technology sector contributed the most to performance during the semiannual period. We maintain high conviction in information technology due to the higher growth potential and secular demand trends that make the sector appealing relative to the broad market. The Fund’s holdings in technology are positioned to benefit from many long-term themes we have identified, including the demand for the latest connectivity devices, the need for information and entertainment, and the increased emphasis on productivity enhancement in a low-growth economy.

Strong security selection within the health care sector was also a positive contributor to performance in the period. Specifically, the Fund’s holdings within the health care equipment and health care technology industries outperformed due to strong growth fundamentals. We are especially attracted to those companies with strong volume growth trends, as well as those relatively less affected by increased government regulation, such as companies in health care technology and biotechnology.

Q.  How is the Fund positioned?

A.  The Fund’s largest allocations, in absolute terms, are in the information technology and health care sectors. Details discussing our positioning in these sectors are discussed above.

Relative to the Russell 2500™ Growth Index, the Fund’s largest underweight allocations are to the financial and consumer discretionary sectors. We continue to hold a low weight in financials due to our belief that sector growth dynamics are changing for the worse. Government regulations, both existing and proposed, make it difficult for firms in this sector to reestablish the level of growth and cash flow margins that were attainable in the past. Within consumer discretionary, we continue to be opportunistic and seek companies delivering high relative growth, but also with business models able to withstand a challenging economic landscape.

Q.  What is your outlook for small and mid cap equities and the Fund?

A.  The Fund’s holdings of small to mid cap growth companies continue to deliver strong fundamentals. These companies are generating strong earnings growth with high returns on invested capital while using less debt relative to holdings in the index. With respect to valuations, small to mid cap growth equities remain compelling as investors continue to place very little investment premium on growth companies relative to value. Historically, when investor sentiment shifts and companies are once again rewarded for higher long-term growth potential, the expansion in earnings multiples can be significant.

18	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund

As we consider the macroeconomic environment going forward, we remain optimistic about positive, but slow, economic growth domestically and globally. We believe a robust pickup in economic growth is hindered by long-term fiscal challenges and the necessary deleveraging process still underway. Still, the forces of globalization, world demographic changes and business and consumer trends all continue to offer very attractive investment opportunities for small to mid cap growth investors. We believe the Fund is well-positioned to provide access to these secular trends and we expect the portfolio to benefit from our experienced, consistent and selective investment approach.

www.calamos.com	19

Calamos Discovery Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (6/1/10) THROUGH 4/30/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/12

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/1/10
Without Sales Charge	4.98%	-17.60%	13.08%
With Sales Charge	0.00	-21.49	10.23

Class B Shares – Inception 6/1/10
Without Sales Charge	4.61	-18.16	12.26
With Sales Charge	-0.39	-22.26	10.37

Class C Shares – Inception 6/1/10
Without Sales Charge	4.61	-18.16	12.26
With Sales Charge	3.61	-18.98	12.26

Class I Shares – Inception 6/1/10	5.14	-17.38	13.37

Class R Shares – Inception 6/1/10	4.91	-17.75	12.82

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1

The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Source: Lipper, Inc.

Index returns assume reinvestments of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

20	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2012.

Q.  What is the Fund’s investment strategy?

A.   Calamos International Growth Fund invests in an equity portfolio representing non-U.S. companies of all sizes and industries that offer high relative and sustainable growth potential. This is a non-U.S. strategy for diversification and access to international growth companies, with an active growth focus. Our investment criteria favor companies that we believe offer the best prospects for growth. These companies are typically characterized by high earnings growth, healthy balance sheets and high return on invested capital. In the current environment, we are emphasizing companies with global presence and geographically diversified revenue streams. We believe that such companies offer more attractive prospects than those more dependent on a single economy.

We have the flexibility to invest across sectors in companies domiciled in developed and developing markets. We favor companies based in markets that are moving toward a greater level of economic freedom, which we believe is a catalyst for wealth creation.

Q.  How has the Fund performed?

A.   Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on March 16, 2005, the Fund has returned 8.80% on an annualized basis (Class A shares at net asset value), versus the MSCI EAFE Growth Index, which returned 3.92% for the same period. For the six-month period ended April 30, 2012, the Fund gained 6.19% versus a 5.00% return for the MSCI EAFE Growth Index.

Q.  What factors influenced performance over the semiannual period?

A.   In the information technology sector selection was notably positive, particularly within the semiconductors and semiconductors equipment industries. We maintain conviction in this sector due to the higher cash flows, lower debt levels and cleaner balance sheets we see in many IT companies. We also expect these companies to benefit from many of the long-term secular themes we have identified, including an increased demand for gadgets and electronics as well as productivity enhancement.

An overweight position and strong security selection within the health care sector also contributed to relative returns during the period, as names within the pharmaceuticals and health care equipment and supplies industries strongly outperformed those within the index. Our focus within this sector remains on companies that have displayed strong corporate performance, healthy cash flows, strong fundamentals and those that are more insulated from the impacts of health care reform.

Selection within the materials sector hampered relative performance during the time period, as names within the metals and mining industry—most notably the portfolio’s

FUND NASDAQ SYMBOLS
A Shares	CIGRX
B Shares	CIGBX
C Shares	CIGCX
I Shares	CIGIX
R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575
B Shares	128119567
C Shares	128119559
I Shares	128119542
R Shares	128119393

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Applies bottom-up research and top-down analysis to target securities of non-U.S. companies that display acceleration in revenue growth, earnings growth and return on capital

>	Conducts extensive balance sheet and income statement analysis to determine the intrinsic value of companies under consideration

>	Emphasizes countries espousing free-market principles

>	Seeks to outperform the MSCI EAFE Growth Index[1] over the long term with less volatility

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	To diversify beyond the domestic market by investing in overseas growth stocks, potentially increasing long-term capital growth

>	An equity portfolio representing companies of all sizes and industries that offer high relative and sustainable growth potential

www.calamos.com	21

Calamos International Growth Fund

SECTOR WEIGHTINGS
Information Technology	32.5%
Materials	13.6
Health Care	13.3
Energy	10.3
Consumer Staples	9.5
Consumer Discretionary	6.2
Telecommunication Services	3.4
Industrials	3.3
Financials	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

allocation to gold—lagged the index. We continue to believe this sector will be supported by increased demand for resources from emerging market regions, as well as reflation efforts and accommodative global central bank policies.

From a geographic standpoint, the Fund’s holdings within Israel, Denmark and the United Kingdom contributed to relative returns. Additionally, the portfolio’s holdings within emerging market areas, most notably within Brazil and South Korea, also aided performance. The Fund’s holdings within Canada detracted value during the period.

Q.  How is the Fund positioned?

The Fund is currently positioned with large allocations to the information technology, materials and health care sectors. Details regarding positioning within these sectors have been discussed above. The Fund’s largest underweight allocations are to the financial and industrials sectors. We have generally held a low weight within financials and remain cautious due to increased regulations as well as the ongoing European debt crisis. Within industrials, we are attracted to those companies in areas such as industrial machinery, construction and equipment that offer solid growth potential and which stand to benefit from the global infrastructure build-out. We are particularly interested in those companies that are positioned to benefit from continued growth within emerging market economies.

From a geographic standpoint, the portfolio is currently underweight to Japan relative to the index based on our assessment of macroeconomic factors and valuations. Additionally, the Fund’s allocation to emerging markets was slightly increased during the time period, as we are favoring these areas due to their higher growth potential and rapidly growing middle class.

During the time period, the Fund’s allocation to health care increased, while its investments within the industrials sector were reduced. Within health care, our focus remains on companies that have displayed strong corporate performance, healthy cash flows and strong fundamentals. While we continue to favor the industrials sector from a thematic standpoint and believe the global infrastructure build-out lends itself to this area, we believe that valuations have richened and have therefore chosen to reduce the portfolio’s holdings within this sector.

Q.  What is your outlook for international equities and the Fund?

We expect continued growth in the global economy as a whole, and believe that a number of themes (including increasing wealth and middle class consumption within emerging market countries) will provide growth opportunities for companies all throughout the world. However, we also believe that despite these trends, global markets remain volatile and an overall challenging investment environment.

Although we expect continued volatility and uneven economic global growth, we believe that international growth equities remain an attractive area for long-term investment. We have positioned this Fund to emphasize companies with geographically diversified revenues, strong global brands and healthy balance sheets. We believe that multinational companies may be less vulnerable to economic weakness in a particular country or region, and are therefore favoring companies domiciled in developed countries that are capitalizing on many of the growth trends currently available in emerging markets.

22	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (3/16/05) THROUGH 4/30/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/12

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	6.19%	-6.53%	3.07%	8.80%
With Sales Charge	1.17	-10.95	2.08	8.06

Class B Shares – Inception 3/16/05
Without Sales Charge	5.81	-7.22	2.31	7.99
With Sales Charge	0.81	-11.86	1.94	7.99

Class C Shares – Inception 3/16/05
Without Sales Charge	5.81	-7.17	2.31	7.99
With Sales Charge	4.81	-8.10	2.31	7.99

Class I Shares – Inception 3/16/05	6.38	-6.26	3.34	9.08

Class R Shares – Inception 3/1/07	6.13	-6.69	2.83	4.50

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	23

Calamos Evolving World Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CNWGX
B Shares	CNWZX
C Shares	CNWDX
I Shares	CNWIX
R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161
B Shares	128119153
C Shares	128119146
I Shares	128119138
R Shares	128119120

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invests in the securities of companies based in developing countries and also developed-world companies with ties to emerging economies

>	Manages the Fund according to our stringent growth discipline, targeting companies that we believe offer the best opportunities for capital appreciation over the long term

>	Can flexibly deploy assets across sectors, countries, market caps and security types in an effort to manage risk and maximize return

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Enhanced diversification potential

>	A portfolio of companies that we believe offer high relative and sustainable growth potential

>	A risk-conscious means to participate in the long-term growth potential of developing markets

>	An asset-allocation solution that could potentially reduce volatility and increase total return in an investment portfolio

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Evolving World Growth Fund invests in both equities and convertible securities in companies all around the world that have exposure to emerging economies. The Fund is an emerging markets growth equity strategy that we believe may provide a compelling core allocation for long-term investors.

In a global economy, companies all over the world, including those in the U.S. and other developed markets, may be able to benefit from the growing prosperity and progress in emerging markets. In this Fund, our investment team can invest not only in companies based in emerging markets, but also in companies based in developed markets that derive a significant portion (generally, 20% or more) of firm revenues from or have a significant percentage of invested assets in emerging markets. Our emphasis is on what a company is doing and the clients it serves, not where it is located. We believe that this flexibility to invest in developed and developing markets potentially mitigates the risks of investing solely in companies domiciled in emerging markets.

Generally, the companies in which we invest are characterized by high earnings growth, healthy balance sheets and high return on invested capital.

Q.  How has the Fund performed?

A.  Since its inception on August 15, 2008, the Fund returned 7.88% on an annualized basis (Class A shares at net asset value) versus the 4.08% return of the MSCI Emerging Markets Index. For the six-month period ended April 30, 2012, the Fund returned 4.33% and the index returned 4.02%.

Q.  What factors influenced performance over the semiannual period?

An overweight position and strong selection within the consumer staples sector enhanced performance during the six-month period. The Fund’s larger allocation to the beverages and food and staples retailing industries contributed to relative performance. Within this sector, we have favored companies with strong global operations and those with significant exposure to emerging market areas.

Strong selection within the energy sector—most notably within the oil and gas exploration and production industry—also contributed to performance during the period. We believe this area of the market will continue to benefit from ongoing global reflation efforts, as well as from long-term secular themes such as global demand for energy resources.

Security selection within materials hampered relative performance. The Fund’s allocation to the gold industry detracted value as these firms incurred the rising cost of extraction during the time period. We believe this sector will benefit from an increased demand for resources generated by emerging market regions, as well as global reflation efforts and accommodative global central bank policies. An underweight position and security selection within the telecommunication services sector also weighed on performance during the six-month period.

24	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

Q.  How is the Fund positioned?

A.  The Fund is positioned to provide a risk-managed approach to emerging market investing. We are focusing on globally diversified companies that present compelling growth opportunities. Within the Fund, we have exposure to companies domiciled in developed countries that generate a significant amount of revenue (generally, 20% or more) from emerging market regions. This allows us to tap into emerging market growth by investing in more global companies that possess geographically diversified revenue streams and potentially lower risk profiles.

The Fund currently is positioned with large allocations to the information technology, consumer staples and energy sectors. Details regarding positioning within consumer staples and energy have been discussed above. We continue to favor the information technology sector due to its high growth potential, along with the cleaner balance sheets and attractive valuations we see in many IT companies. The sector also continues to benefit from many of the long-term secular themes we have identified. We expect these companies to benefit in the future from increased demand for gadgets and electronics as well as productivity enhancement. In addition, many technology companies have revenue exposure to emerging market regions, tapping into their growing middle class consumption.

During the time period, the Fund’s allocation to health care increased, while its investments within the industrials sector were reduced. Within health care, our focus remains on companies that have displayed strong corporate performance, healthy cash flows and solid fundamentals. While we continue to favor the industrials sector from a thematic standpoint and believe the global infrastructure build-out lends itself to this area, we believe that valuations have richened and have therefore chosen to reduce the portfolio’s holdings within this sector.

Q.  What is your outlook for emerging markets and the Fund?

A.  We believe that emerging markets present significant long-term opportunities and will be a primary source of global economic growth going forward. The ongoing economic success within emerging market countries has led to a rapid increase of their middle classes and, as a result, an increase in their demand for goods and services. We also believe that as a result of increasing wealth and success within emerging markets, there will be a greater demand for infrastructure within these areas. These continuing trends within developing regions can benefit companies in a wide range of sectors.

However, despite these trends and the potential for growth, emerging markets remain volatile and an overall challenging investment environment. As such, we have positioned this Fund as a risk-managed approach to emerging market investing that allows investors the opportunity to gain exposure to emerging market investments while simultaneously attempting to manage risk and protect investments in the event of sudden declines. Our goal is for the strategy to participate when emerging market returns increase and provide downside protection when they falter.

As discussed above, this portfolio focuses on where a company does business and not just on where the company is domiciled. Therefore, the Fund has the ability to invest in both developed and emerging market countries. The Fund also has the flexibility to invest in convertible securities, which offer the potential for participation in equity market upside with potential downside protection. We believe these factors, as well as our extensive experience, will help us to position the Fund to best capitalize on the growth potential of emerging market areas.

SECTOR WEIGHTINGS
Information Technology	24.9%
Consumer Staples	18.0
Energy	13.5
Materials	10.8
Health Care	6.5
Telecommunication Services	6.4
Consumer Discretionary	5.8
Industrials	3.6
Financials	1.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	25

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 4/30/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/12

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	4.33%	-10.46%	7.88%
With Sales Charge	-0.61	-14.69	6.47

Class B Shares – Inception 8/15/08
Without Sales Charge	3.90	-11.17	7.07
With Sales Charge	-1.10	-15.61	6.40

Class C Shares – Inception 8/15/08
Without Sales Charge	3.98	-11.11	7.10
With Sales Charge	2.98	-12.00	7.10

Class I Shares – Inception 8/15/08	4.46	-10.21	8.17

Class R Shares – Inception 8/15/08	4.26	-10.67	7.62

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

26	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Global Equity Fund invests primarily in a globally diversified portfolio of equity securities in companies that we believe offer the best opportunities for growth. The Fund provides a global growth strategy for a core global portfolio allocation. We employ an active management approach that blends global investment themes and our proprietary fundamental research. The companies we seek are usually characterized by high earnings growth, healthy balance sheets and high return on invested capital. In the current environment, we are favoring companies with global presence that are participating in the long-term growth trends we see around the world. The Fund may invest in securities of issuers in the emerging markets.

Q.  How has the Fund performed?

A.  We encourage investors to consider long-term performance, particularly for investments such as equity funds. Since its inception on March 1, 2007, the Fund returned 6.38% on an annualized basis (Class A shares at net asset value) versus 0.14% for the MSCI World Index. For the six-month period ended April 30, 2012, Calamos Global Equity Fund returned 7.58% versus a 7.87% return for the MSCI World Index.

Q.  What factors influenced performance over the semiannual period?

A.  The Fund’s overweight to and strong selection within the information technology sector added to returns during the six-month period. Selection was notably positive within the semiconductors and semiconductors equipment and computers and peripherals industries. We maintain conviction in this sector due to the higher cash flows, lower debt levels and cleaner balance sheets we see in many IT companies. We also expect these companies to benefit from many of the long-term secular themes we have identified, including an increased demand for connectivity, gadgets and electronics as well as productivity enhancement.

Security selection within the health care sector also contributed to relative returns during the period, as names within the pharmaceuticals and health care equipment and supplies industries strongly outperformed those within the index. Our focus within this sector remains on companies more insulated from the impacts of health care reform, and those that have displayed strong corporate performance, healthy cash flows and strong fundamentals.

Selection within materials hampered relative performance during the time period, as names within the metals and mining industry, most notably the allocation to gold, lagged the index. We continue to believe this sector will be supported by increased demand for resources from emerging market regions, as well as reflation efforts and accommodative global central bank policies.

FUND NASDAQ SYMBOLS
A Shares	CAGEX
B Shares	CBGEX
C Shares	CCGEX
I Shares	CIGEX
R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484
B Shares	128119476
C Shares	128119468
I Shares	128119450
R Shares	128119443

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invests primarily in equity securities of companies around the world

>	Focuses on a company’s earnings growth potential, financial strength and stability

>	Considers the value of a stock relative to the issuer’s worth and looks for near-term catalysts that could trigger an increase in the stock’s price

>	Assesses the issuer’s financial soundness, earnings and cash flow forecast, and quality of management

>	Applies macro-level themes and top-down diversification by industry and company type in an effort to lower risk

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A diversified means to participate in the long-term growth potential of the global equity markets

www.calamos.com	27

Calamos Global Equity Fund

SECTOR WEIGHTINGS
Information Technology	37.5%
Health Care	15.3
Materials	11.1
Energy	10.1
Consumer Discretionary	7.0
Consumer Staples	6.7
Industrials	3.0
Financials	2.2
Telecommunication Services	1.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

From a geographic standpoint, the Fund’s holdings within Denmark, Israel and France contributed to relative returns and outperformed the index during the period. Additionally, holdings within emerging market areas, most notably within Brazil and South Korea, also aided performance. The portfolio’s holdings within Canada detracted value during the period.

Q.  How is the Fund positioned?

A.  The Fund is positioned with large allocations to the information technology, health care and materials sectors. Details regarding our positioning within these sectors have been discussed above. The Fund’s largest underweight allocations are to the financials and industrials sectors. We have generally held a low weight within financials and remain cautious due to increased regulations, as well as the ongoing European debt crisis. Within industrials, we are attracted to those companies in industries such as industrial machinery, construction and equipment that offer solid growth potential and which stand to benefit from the global infrastructure build-out. We are particularly interested in those companies that are positioned to benefit from continued growth within emerging market economies.

From a geographic standpoint, the portfolio is currently underweight to Japan relative to the index. Japan remains a challenging investment environment where we are closely monitoring valuations. Additionally, the Fund’s allocation to emerging markets was slightly increased during the time period. Emerging market economies are an area we are favoring due to their higher growth potential and rapidly growing middle class.

During the time period, the Fund’s allocation to health care increased, while its investments within the industrials sector were reduced. Within health care, our focus remains on companies that have displayed strong corporate performance, healthy cash flows and strong fundamentals. While we continue to favor the industrials sector from a thematic standpoint and believe the global infrastructure build-out lends itself to this area, we believe that valuations have richened and have therefore chosen to reduce the portfolio’s holdings within this sector.

Q.  What is your outlook for global equities and the Fund?

A.  We expect continued growth in the global economy as a whole and believe that a number of prominent themes (including increasing wealth and middle class consumption within emerging market countries) will provide growth opportunities for companies all throughout the world. Despite these trends, however, global markets overall remain a somewhat volatile and challenging investment environment.

Nevertheless, we believe that global growth equities remain an attractive area for long-term investment. We have positioned this Fund to emphasize companies with geographically diversified revenues, strong global brands and healthy balance sheets. We believe that multinational companies may be less vulnerable to economic weakness in a particular country or region. In particular, we are favoring companies domiciled in developed countries that are capitalizing on many of the growth trends currently available in emerging markets.

28	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 4/30/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/12

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	7.58%	-2.32%	4.81%	6.38%
With Sales Charge	2.43	-6.98	3.80	5.38

Class B Shares – Inception 3/1/07
Without Sales Charge	7.19	-3.06	4.04	5.57
With Sales Charge	2.19	-7.91	3.69	5.42

Class C Shares – Inception 3/1/07
Without Sales Charge	7.12	-3.14	4.03	5.57
With Sales Charge	6.12	-4.11	4.03	5.57

Class I Shares – Inception 3/1/07	7.61	-2.08	5.10	6.65

Class R Shares – Inception 3/1/07	7.32	-2.64	4.55	6.10

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	29

Calamos Growth and Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVTRX
B Shares	CVTYX
C Shares	CVTCX
I Shares	CGIIX
R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104
B Shares	128119765
C Shares	128119831
I Shares	128119872
R Shares	128119336

FUND OBJECTIVE

High long-term total return through growth and current income

INVESTMENT STRATEGY

>	Seeks to maintain an appropriate balance between risk and reward over the course of the market cycle by strategically investing across a combination of stocks, convertible securities and bonds

>	Seeks significant equity participation while aiming for greater downside protection than a pure-stock portfolio

>	Diversifies across a variety of industries, market sectors, market capitalizations and credit-quality tiers

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A total return oriented investment that offers the upside potential of equities with potentially lower volatility than stock-only investments

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Growth and Income Fund invests in a combination of stocks, convertible securities and bonds of U.S. companies. The Fund offers a total return-oriented investment that seeks to maintain a balance of risk and reward through full market cycles. As we focus on managing volatility, we endeavor to participate in a greater portion of equity market upside than downside. We invest in equities, convertible securities and bonds issued primarily by U.S.-based companies. We currently emphasize companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 22, 1988, the Fund returned 11.63% on an annualized basis (Class A shares at net asset value). This return surpasses that of the broader equity market, as measured by the S&P 500 Index, which gained 9.62% for the period. The Fund also outperformed the convertible securities market, as measured by the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index, which returned 9.07%.

For the six-month period ended April 30, 2012, the Fund earned 3.68%, versus returns of 12.77% for the S&P 500 Index and 7.11% for the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index.

Q.  Please discuss the Fund’s low-volatility* characteristics.

A.  We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.72 versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

30	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

Q.  What factors influenced performance over the semiannual period?

A.  Pursuant to our goal of accessing equity market returns with lower volatility over a full market cycle, the Fund is managed in a risk-aware manner. During the semiannual period, the Fund participated in equity upside and provided periods of downside resilience, but underperformed the benchmark over the complete period. Most notably, the Fund’s holdings of equity-sensitive securities, such as convertibles, lagged the rapid pace and magnitude of gains in the S&P 500 Index.

In terms of sector performance, the Fund’s relative selection within the materials sector detracted the most from performance in the semiannual period. Most notably, our investments related to the gold mining and production industry underperformed, as these companies faced significantly rising production costs which offset the benefit of high precious metals prices. We continue to forecast benefits from strong demand in emerging markets and sustained global reflation efforts, which should support commodity prices. We are particularly focused on long-term opportunities within the gold mining and production and fertilizers and agricultural industries.

Though the Fund’s overweight allocation to the information technology sector contributed value during the period, relative security selection lagged the S&P 500 Index, a combination that resulted in a negative overall impact on relative performance. Specifically, holdings within the systems software industry underperformed the index. We continue to hold conviction in this industry group, and the technology sector overall, due to its high cash flows, strong balance sheets and attractive valuations. The sector also benefits from many long-term themes we have identified, including the demand for the latest connectivity devices, the need for information and entertainment, as well as productivity enhancement in a low-growth economy.

The Fund’s relative security selection within the energy sector also hampered performance. Holdings within the oil and gas exploration and production industry, in particular, negatively impacted performance, with companies generating a significant portion of their production in natural gas underperforming as prices continued to drop and production costs increased. Despite the weakness in the period, we have a favorable long-term view of the opportunities in the energy sector, particularly as global stimulus and liquidity from the world’s central banks persists. We believe the portfolio’s holdings within the sector will benefit from long-term secular themes, such as strong global demand for energy resources, especially within developing economies.

The Fund’s underweight to the more defensive utilities sector also contributed to relative performance during the period as it was the weakest performing sector within the S&P 500. We believe other sectors present more attractive growth opportunities and a better combination of risk and reward.

Q.  How is the Fund positioned?

A.  We continue to favor businesses with globally diversified revenues and compelling growth opportunities. After a strong and rapid market advance during the first several months of the period, we believe an enhanced focus on risk management and valuation sensitivity is appropriate. As such, during the period we increased valuation sensitivity and lessened the cyclical exposure in the Fund, particularly in sectors such as industrials and materials. We continue to believe reflation exposure will provide good long-term opportunities, given signals from the Federal Reserve and other global

SECTOR WEIGHTINGS
Information Technology	36.3%
Health Care	13.0
Energy	10.6
Consumer Discretionary	6.8
Materials	6.6
Financials	5.6
Industrials	5.5
Consumer Staples	3.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	31

Calamos Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 4/30/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

central banks that they would remain accommodative and provide a backstop for the markets, if necessary.

With respect to sector positioning, the portfolio is currently positioned with large absolute allocations to the information technology and health care sectors. Details regarding our positioning in technology have been discussed above. Within health care, we favor more innovative companies with identifiable secular demand trends and those relatively less affected by government regulation.

Among the positioning changes over the semiannual period was a small increase in the overall holdings of equity-sensitive securities, such as synthetic convertible bonds. We added to these positions with the goal of increasing overall portfolio credit quality and income in addition to creating access to certain companies without a convertible bond issue outstanding.

Generally, convertible securities have been attractively valued in the market over the period with a small discount to theoretical value. In addition, in an environment of intermittent volatility, we favored convertibles’ ability to capture a significant degree of underlying equity upside while also providing a measure of downside resilience. With respect to credit quality, we favor a relatively higher quality portfolio with low exposure to single-B rated issues (approximately 3% as of 4/30/12) and no holdings rated CCC or below as of the period-end.

Q.  Why are you limiting investments in the Fund?

A.  As part of the investment process, we continually assess the opportunities in the convertible market. While our investment view of the convertible market is constructive, we determined that some of the trends we were seeing in the market could result in a lower than normal level of issuance of convertibles from companies in our investable universe. Therefore, effective as of the close of business on January 20, 2012, the Fund began limiting new investments to investors who own shares, with certain exceptions.

32	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

We still are encouraged by those opportunities that we see in the convertible market and believe that convertible securities continue to have attractive risk-reward characteristics. The move to limit purchases is intended to be a proactive step to help preserve those opportunities for existing shareholders.

Q.  What is your outlook for growth equities and the Fund?

A.  The persistent global macroeconomic concerns and periods of intermittent volatility in recent months have particularly focused our attention on the fundamental and risk/reward attributes of the equity and equity-sensitive securities in the Fund. Generally speaking, we believe investors are not paying adequately for future corporate growth potential, and this continues to create opportunities for equity exposure. Perhaps a reflection of widespread investor skepticism about future growth prospects, our active and risk-aware approach is uncovering equities and equity-sensitive securities with attractive fundamentals, reasonable valuations and an appropriate blend of upside capture and downside resilience.

We are favoring large multinational companies with well-diversified revenues, solid balance sheets and global growth opportunities with respect to both secular and cyclical trends. We are focused on opportunities supported by long-term secular trends such as the dynamics of the global emerging middle class, as well as productivity enhancement solutions in an era of low global growth. Specifically, we are favoring equity and equity-sensitive investments in sectors such as technology, health care and energy, where we continue to invest in leading businesses at reasonable valuations. Conversely, we are generally avoiding specific companies most exposed to government expenditures and onerous regulations.

www.calamos.com	33

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/12

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	3.68%	-2.42%	3.68%	6.78%
With Sales Charge	-1.24	-7.05	2.68	6.26

Class B Shares – Inception 9/11/00
Without Sales Charge	3.33	-3.12	2.90	6.14
With Sales Charge	-1.67	-7.93	2.54	6.14

Class C Shares – Inception 8/5/96
Without Sales Charge	3.31	-3.12	2.90	5.98
With Sales Charge	2.31	-4.08	2.90	5.98

Class I Shares – Inception 9/18/97	3.83	-2.16	3.94	7.04

Class R Shares – Inception 3/1/07	3.56	-2.66	3.42	4.07	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

34	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Global Growth and Income Fund invests in a combination of stocks, convertible securities and bonds of both U.S. and non-U.S. companies. The Fund offers a total return-oriented investment that seeks to maintain a balance of risk and reward through full market cycles. As we focus on managing volatility, we endeavor to participate in a greater portion of equity market upside than downside. We currently emphasize companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 9, 1996, the Fund has returned 8.71% on an annualized basis (Class A shares at net asset value) and outperformed the MSCI World Index, which gained 5.71% for the same period. For the six-month reporting period ended April 30, 2012, the Fund earned 2.58%, versus 7.87% for the MSCI World Index.

Q.  Please discuss the Fund’s low-volatility* characteristics.

A.  We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.71 versus the MSCI World Index. The Fund has therefore outperformed the global equity market, as measured by the MSCI World Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Q.  What factors influenced performance over the semiannual period?

A.  Pursuant to our goal of accessing equity market returns with lower volatility over a full market cycle, the Fund is managed in a risk-aware manner. During the semiannual

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

FUND NASDAQ SYMBOLS
A Shares	CVLOX
B Shares	CVLDX
C Shares	CVLCX
I Shares	CGCIX
R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500
B Shares	128119732
C Shares	128119708
I Shares	128119609
R Shares	128119385

FUND OBJECTIVE

High long-term total return through capital appreciation and current income

INVESTMENT STRATEGY

>	Offers a defensive approach to equity exposure applying dynamic asset allocation on a global scale

>

Attempts to maintain a consistent balance between risk and reward over the course of different global market cycles by strategically investing across a combination of stocks, convertible securities and bonds

>	Emphasizes countries espousing free-market principles

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A risk-managed approach to pursuing growth opportunities around the world

>	A portfolio of securities representing various-sized companies from multiple countries

>	A strategy designed to enhance return by providing broad global diversification with less volatility than typical stock-only investments

www.calamos.com	35

Calamos Global Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	23.8%
Health Care	14.8
Consumer Staples	11.4
Energy	10.1
Materials	9.5
Consumer Discretionary	7.3
Financials	6.0
Industrials	2.4
Telecommunication Services	2.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

period, the Fund participated in equity upside and provided periods of downside resilience, but underperformed the benchmark MSCI World Index over the complete period. Most notably, the Fund’s holdings of equity-sensitive securities, such as convertibles, lagged the rapid pace and significant magnitude of gains in the index.

In terms of sector performance, the Fund’s security selection and overweight position to the materials sector hampered relative performance during the six-month period. The portfolio’s allocation to the gold industry in particular detracted value, as these firms incurred the rising cost of extraction during the period. We believe this sector will benefit from an increased demand for resources generated by emerging market regions, as well as global reflation efforts and accommodative global central bank policies.

Weak selection within energy also detracted value during the period, as selection within the oil and gas equipment and services industry was weak relative to the MSCI World Index. We believe this area of the market will continue to benefit from ongoing global reflation efforts as well as from long-term secular themes, such as strong global demand for energy resources.

Strong selection within health care contributed to relative returns during the period, as names within the pharmaceuticals industry strongly outperformed those within the index. Our focus within this sector remains on companies more insulated from the impacts of health care reform, and those that have displayed strong corporate performance, healthy cash flows and strong fundamentals.

From a geographic standpoint, the Fund’s holdings within Denmark and France contributed to relative returns and outperformed the index during the period, while underweight positions to Spain and Japan also aided performance. The portfolio’s holdings within the U.S. and Canada detracted value during the period.

Q.  How is the Fund positioned?

A.  The Fund is currently positioned with large allocations to the information technology and health care sectors. Details regarding our positioning within health care have been discussed above. With respect to information technology, we maintain conviction in this sector due to the higher cash flows, lower debt levels and cleaner balance sheets we see in many IT companies. We also expect these companies to benefit from many of the long-term secular themes we have identified, including an increased demand for gadgets and electronics as well as productivity enhancement.

36	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 4/30/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

The Fund’s largest underweight allocations are to the financials and industrials sectors. We have generally held a low weight within financials and remain cautious due to increased regulations, as well as the ongoing European debt crisis. Within industrials, we are attracted to those companies in industries such as industrial machinery, construction and equipment that offer solid growth potential and which stand to benefit from the global infrastructure build-out. We are particularly interested in those companies that are positioned to benefit from continued growth within emerging market economies. From a geographic standpoint, the portfolio is currently underweight to Japan relative to the index. Japan remains a challening investment environment where we are closely monitoring valuations.

During the time period, the Fund’s allocation to health care increased, while its investments within the energy sector were slightly reduced. Within health care, our focus remains on companies that have displayed strong corporate performance, healthy cash flows and strong fundamentals. Within energy, as discussed above, we continue to have a favorable view and believe in the long-term opportunities available in the sector; however, we wanted to reduce some of the cyclicality within the portfolio. We continue to believe that the reflation theme will provide some long-term opportunities, given strong signals from the Federal Reserve and other global central banks that they would remain accommodative and provide a backstop for the markets, if necessary.

Q.  Why are you limiting investments in the Fund?

A.  As part of the investment process, we continually assess the opportunities in the convertible market. While our investment view of the convertible market is constructive, we determined that some of the trends we were seeing in the market could result in a lower than normal level of issuance of convertibles from companies in our investable universe. Therefore, effective as of the close of business on January 20, 2012, the Fund began limiting new investments to investors who own shares, with certain exceptions.

We still are encouraged by those opportunities that we see in the convertible market and believe that convertible securities continue to have attractive risk-reward characteristics. The move to limit purchases is intended to be a proactive step to help preserve those opportunities for existing shareholders.

www.calamos.com	37

Calamos Global Growth and Income Fund

Q.  What is your outlook for global growth equities and the Fund?

A.  We expect continued growth in the global economy as a whole, and believe that a number of themes (including increasing wealth and middle class consumption within emerging market countries) will provide growth opportunities for companies all throughout the world. Despite these trends, however, global markets overall remain a somewhat volatile and challenging investment environment.

Nevertheless, we believe that global growth equities remain an attractive area for long-term investment. We have positioned this Fund to emphasize companies with geographically diversified revenues, strong global brands and healthy balance sheets. We believe that multinational companies may be less vulnerable to economic weakness in a particular country or region. In particular, we are favoring companies domiciled in developed countries that are capitalizing on many of the growth trends currently available in emerging markets.

38	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/12

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	2.58%	-4.43%	2.16%	6.81%
With Sales Charge	-2.32	-8.99	1.18	6.29

Class B Shares – Inception 9/11/00
Without Sales Charge	2.22	-5.12	1.40	6.16
With Sales Charge	-2.78	-9.82	1.03	6.16

Class C Shares – Inception 9/24/96
Without Sales Charge	2.32	-5.07	1.41	6.00
With Sales Charge	1.32	-6.01	1.41	6.00

Class I Shares – Inception 9/18/97	2.81	-4.10	2.42	7.09

Class R Shares – Inception 3/1/07	2.47	-4.59	1.93	2.74	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Global Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 8/31/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	39

Calamos Convertible Fund

FUND NASDAQ SYMBOLS
A Shares	CCVIX
B Shares	CALBX
C Shares	CCVCX
I Shares	CICVX
R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401
B Shares	128119773
C Shares	128119823
I Shares	128119864
R Shares	128119369

FUND OBJECTIVE

Current income with a secondary objective of growth

INVESTMENT STRATEGY

>	Invests in convertible securities issued by both U.S. and foreign companies

>	Emphasizes diversification across market sectors and credit quality, favoring companies with higher-quality balance sheets

>	Utilizes a highly disciplined strategy that seeks to enhance investment returns while managing risk

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Current income as well as capital growth potential

>	An investment that provides the growth potential of equities along with the income and limited downside potential typical of fixed-income securities

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Convertible Fund invests in convertible securities primarily issued by U.S. companies, though 5% to 15% may be invested in non-U.S. securities. The Fund, which may also invest in equities, offers participation in the equity markets with income generation and potentially less downside volatility than an all-equity portfolio. We pay close attention to risk and reward characteristics, including valuations, equity sensitivity, credit quality, and balance sheets as we position the portfolio to reflect our view of secular and cyclical opportunities.

Q.  What is a convertible security?

A.  A convertible security is a bond or preferred stock that can be exchanged, or converted, into a specific number of shares of common stock of the issuer’s company. Convertible securities combine characteristics of stocks and fixed-income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining markets.

Q.  How has the Fund performed?

A.  Because we believe convertible funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on June 21, 1985, the Fund has returned 9.38% on an annualized basis (Class A shares at net asset value) compared with a gain of 8.34% for the Value Line Convertible Index and 10.25% for the S&P 500 Index. For the six-month period ended April 30, 2012, the Fund returned 0.62%. For this same period, the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index (V0A0) returned 7.11%, the Value Line Convertible Index gained 7.95%, and the S&P 500 Index returned 12.77%.

We compare the Fund’s performance to multiple benchmarks to provide a more complete assessment of its performance. Because convertibles have equity characteristics, they can be thought of as equity-linked securities. Therefore, we compare the Fund’s performance to the S&P 500 Index. We also measure the Fund’s performance against the Value Line Convertible Index, which has a history that dates to the inception of Calamos Convertible Fund. We utilize the newer BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index for research and analysis.

Q.  Please discuss the Fund’s low-volatility* characteristics.

A.  We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

40	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.62 versus the S&P 500 Index. The Fund has therefore captured a significant portion of the equity market upside, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Q.  What factors influenced performance over the semiannual period?

A.  The Fund’s performance lagged, as our continued focus on higher quality issues and attention to risk management kept us away from the most equity-sensitive convertibles and those in the lower credit tiers that performed best over the six-month reporting period.

The Fund’s overweight position and security selection within the materials sector detracted the most from performance versus the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index during the six-month period. The materials sector was the weakest performing sector in the index, and the Fund’s gold metals and mining names underperformed as these companies faced significantly rising production costs in the face of rising oil and gas prices. We continue to expect that commodity prices will find support from strong demand in emerging markets and sustained global reflation efforts. We are particularly focused on long-term opportunities within the gold mining and production and fertilizers and agricultural industries.

An underweight position and security selection within the health care sector also hampered performance during the period. Security selections in the biotechnology, pharmaceuticals and health care equipment industries lagged behind those in the index, where the most speculative grade and extremely equity-sensitive convertibles performed best. We maintain a constructive view of the sector given changing global demographics and improved access to health care in the emerging markets we believe will drive long-term growth within the sector.

The Fund’s overweight position and security selection in energy also detracted from performance during the period. In particular, our positioning within the oil and gas exploration and production industry lagged. Despite the weakness in the period, we have a favorable long-term view of the opportunities in the energy sector, particularly as global stimulus and liquidity from the world’s central banks persists. We believe the portfolio’s holdings within the sector will benefit from long-term secular themes, such as strong global demand for energy resources, especially within developing economies.

The Fund’s underweight to utilities contributed to relative performance during the period. We believe other sectors present more attractive growth opportunities and a better combination of risk and reward.

Q.  How is the Fund positioned?

A.  We remain enthusiastic about the valuations we continue to see in growth equities and believe convertible securities to be an attractive means of accessing the well-priced growth opportunities in those companies. We also maintain our view that asset

www.calamos.com	41

Calamos Convertible Fund

SECTOR WEIGHTINGS
Information Technology	32.8%
Health Care	14.8
Energy	11.4
Industrials	5.5
Consumer Discretionary	5.3
Materials	4.6
Financials	4.3
Consumer Staples	4.1
Telecommunication Services	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

reflation activities (low interest rates and asset purchases) by the world’s central banks will persist. As such, we maintain our focus on the cyclical sectors that should benefit from these activities while at the same time keeping attuned to valuations.

Information Technology remains the Fund’s largest portfolio weight given long-term secular trends, which include a strong demand from consumers for mobility technologies and software that leads to productivity enhancement. The Fund continues to be underweight to the financial sector given the increased costs of regulation and government intervention in the sector, along with a lack of transparency concerning bad mortgage loans and foreclosures.

From a credit perspective, the Fund has been significantly underweight to the most speculative credit tiers (those rated B- and CCC), as their weak credit attributes do not typically provide the downside protection we desire. Our attention in the convertible market focuses on those issues that offer an attractive combination of risk-reward, valuation and balance sheet health.

Q.  What is your outlook for convertible securities and the Fund?

A.  The low interest rate environment continues to present a challenge to the convertible market. Historically, issuers brought convertibles to market as a means of reducing their cost of capital by offering the conversion feature in exchange for a lower coupon on the convertible bonds. In the current environment, however, issuers are finding the low interest rates attractive without having to offer the equity enhancement. As such, new convertible issuance remains near historic lows, which was a primary factor in our implementation of a hard close on most new investments in the Fund.

While we expect the low interest rate and low new issuance trend to continue for the foreseeable future, the existing convertible market continues to provide opportunities. Given our decades of experience in this area, we believe are well positioned to find those opportunities, even in a challenging environment for new issuance.

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 4/30/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

42	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

The Fund’s focus continues to be on the portion of the convertible market that we believe offers the most attractive risk/reward characteristics. At the end of the reporting period, nearly 40% of the U.S. convertible market was trading with these characteristics. We are still encouraged by the opportunities that we see in the convertible market and we believe that the Fund is well positioned given the expected volatility in the future.

www.calamos.com	43

Calamos Convertible Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/12

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	0.62%	-7.11%	3.20%	5.31%
With Sales Charge	-4.15	-11.53	2.21	4.80

Class B Shares – Inception 9/11/00
Without Sales Charge	0.22	-7.80	2.43	4.68
With Sales Charge	-4.46	-12.09	2.09	4.68

Class C Shares – Inception 7/5/96
Without Sales Charge	0.21	-7.80	2.43	4.52
With Sales Charge	-0.71	-8.64	2.43	4.52

Class I Shares – Inception 6/25/97	0.72	-6.89	3.46	5.57

Class R Shares – Inception 3/1/07	0.51	-7.34	2.98	3.48	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Convertible Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

44	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Total Return Bond Fund invests in the major sectors of the U.S. investment-grade bond market, including U.S. Treasurys, agency issues, mortgage-backed securities and corporate debt. The Fund emphasizes yield and capital preservation, and can provide income generation with a conservative total return approach, along with portfolio diversification when combined with other asset classes. To increase return potential and enhance risk management, we also can invest opportunistically in other sectors of the fixed income market, such as high yield corporate bonds, international bonds and currencies.

Q.  How has the Fund performed?

A.  Since its inception on June 27, 2007, the Total Return Bond Fund has returned an average annualized 6.49% (Class A shares at net asset value) versus a 6.86% return in the Barclays Capital U.S. Aggregate Bond Index. For the six-month period ended April 30, 2012, the Fund returned 1.61%, versus a return of 2.44% for the index.

Q.  What factors influenced performance over the semiannual period?

A.  The Fund benefited from an overweight to corporate securities during the semiannual period, but security selection within the corporate space detracted from returns. Specifically, the financial sector outperformed and we have been, and remain, underweight to the sector as we continue to hold a cautious outlook on many banks and securities firms. The Fund’s overweight to high quality sovereign debt was also a contributor to relative returns.

An underweight to the Treasury sector and a preference for short durations therein was also a drag on returns. We continue to believe that inflation is more likely than not to put upward pressure on interest rates in the future. To the extent we are involved in Treasury and government-related securities, we are keeping the maturities fairly short so as to reduce sensitivity to rising rates and to allow us the opportunity to reposition should more attractive yield opportunities present themselves in the near future.

Q.  How is the Fund positioned?

A.  As always, the Fund positioning takes both opportunity and risk into consideration. The heaviest portfolio weight and largest relative overweight is in corporate securities. We also have a relative overweight to sovereign debt securities, where we own very high quality bonds. We continue to find little value in U.S. Treasurys and therefore remain underweight. We are also positioned with an underweight to both mortgages and agencies.

Within the corporate space, the Fund’s heaviest weighting is in the information technology sector, followed by industrials and energy. We continue to find attractively priced securities in these sectors that we see as well supported by fundamental

FUND NASDAQ SYMBOLS
A Shares	CTRAX
B Shares	CTXBX
C Shares	CTRCX
I Shares	CTRIX
R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310
B Shares	128119294
C Shares	128119286
I Shares	128119278
R Shares	128119260

FUND OBJECTIVE

Total return, consistent with preservation of capital and prudent investment management

INVESTMENT STRATEGY

>	Invests across the broad sectors of the U.S. investment-grade bond market, including Treasurys and agencies, mortgage-backed securities, corporate debt, and asset-backed securities

>	Opportunistic sector allocations provide greater flexibility in managing risk and reward

>	Complementary allocations may include high-yield securities, international bonds and currencies, among others

>	Credit and interest rate exposure may be further tailored via derivative-based strategies

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Broad exposure to the major sectors of the U.S. bond market

>	A conservative total return approach, with an emphasis on yield and capital preservation

>	Income generation

>	Portfolio diversification when combined with other asset classes

www.calamos.com	45

Calamos Total Return Bond Fund

ASSET ALLOCATION
Corporate Bonds	57.7%
Sovereign Bonds	19.6
U.S. Government and Agency Securities	14.2
Cash and Receivables/Payables	4.4
Residential Mortgage-Backed Securities	3.6
Convertible Bonds	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

strength and forward-looking macroeconomic factors. The portfolio is underweight to financials, utilities and telecommunications, primarily as a function of finding better relative opportunities in the other sectors.

Q.  What is your outlook for fixed income and the Fund?

A.  We continue to find certain segments of the fixed income market to be very attractive. Particularly, the mid-grade credit space—encompassing the higher quality portion of the high yield market and the lower quality portion of investment grade—offers yield, the opportunity for capital gains and risk reduction as it pertains to rising interest rates. The Fund is positioned accordingly.

We see a likelihood of higher inflation in future quarters and years, which will have the likely effect of putting upward pressure on interest rates to the particular detriment of U.S. Treasurys and government-related bonds. At the same time, while the lowest quality corporate debt offers high levels of yield, we view many of these companies as less compelling investments, given our economic outlook. We continue to see a favorable environment for issuance of debt, which thus far has allowed many companies to restructure their debt maturities in more favorable ways and at lower rates of interest. We believe there is still a meaningful opportunity for investors to shift the bulk of their fixed income assets away from Treasurys and government-related securities and into mid-grade credits as a core holding.

46	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/27/07) THROUGH 4/30/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/12

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	1.61%	2.39%	6.49%
With Sales Charge	-2.16	-1.49	5.65

Class B Shares – Inception 6/27/07
Without Sales Charge	1.24	1.63	5.70
With Sales Charge	-2.24	-1.84	5.50

Class C Shares – Inception 6/27/07
Without Sales Charge	1.33	1.63	5.70
With Sales Charge	0.33	0.64	5.70

Class I Shares – Inception 6/27/07	1.83	2.65	6.77

Class R Shares – Inception 6/27/07	1.58	2.23	6.25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays Capital U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	47

Calamos High Income Fund

FUND NASDAQ SYMBOLS
A Shares	CHYDX
B Shares	CAHBX
C Shares	CCHYX
I Shares	CIHYX
R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815
B Shares	128119724
C Shares	128119799
I Shares	128119781
R Shares	128119377

FUND OBJECTIVE

Highest level of current income obtainable with reasonable risk, with a secondary objective of capital gain where consistent with the Fund’s primary objective

INVESTMENT STRATEGY

>	Conducts proprietary, in-depth credit analysis of individual issuers, taking a combination of quantitative and qualitative factors into consideration

>	Seeks companies with respectable balance sheets that offer a good yield, sustainable growth and reliable long-term debt servicing

>	Attempts to identify companies that have the potential for capital appreciation through credit upgrades, mergers and acquisitions, and special situations

>	Dynamically blends straight high-yield bonds, higher-yielding convertible and synthetic high-yield securities to construct a diversified portfolio with a consistent risk/reward profile

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A broader opportunity set of bonds and convertible securities designed to generate the highest-yield potential and capital gain

>	Risk management that employs stringent credit analysis

CALAMOS HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos High Income Fund invests in a diversified portfolio of high-yield bonds of U.S. and non-U.S. companies that have the potential for income and capital appreciation. The Fund seeks to provide higher income compared with investment grade securities and government bonds and invests in the higher quality portion of the high yield market. We emphasize companies that offer relatively better balance sheets, reliable cash flows and debt servicing, and the potential for credit upgrades. We also have the flexibility to include investment-grade bonds in the Fund, which we believe provides us with additional advantages in tailoring the risk and reward characteristics of the Fund.

Q.  How has the Fund performed?

A.  Because we believe high yield funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on August 2, 1999, Calamos High Income Fund has returned 6.82% on an annualized basis (Class A shares at net asset value), versus a 7.61% gain in the Credit Suisse High Yield Index. For the six-month period ended April 30, 2012, the Fund earned 4.87% versus 6.77% for the Credit Suisse High Yield Index.

Q.  What factors influenced performance over the semiannual period?

A.  The Fund’s security selection within the energy sector contributed to returns, although an overweight to the sector offset a portion of that outperformance. Specifically, security selection within oil and gas refining and marketing firms was especially strong during the period. In our view, these companies and our other holdings in the sector will continue to benefit from operating in a supply-constrained environment and the global effort to inflate asset prices.

An overweight to the information technology sector contributed to returns during the period. We continue to view the sector as a beneficiary of multiple long-term trends, including the force of global competition which leads businesses everywhere to seek ongoing cost reduction and productivity enhancement.

The Fund’s security selection in the utilities sector also contributed to returns, with holdings in the gas utilities industry benefitting from falling input costs as natural gas prices have trended lower.

Security selection in the materials sector was the most significant drag on relative performance during the period, though the Fund’s holdings did post a positive absolute return. The Fund’s positions in the metals and mining industry, particularly those related to gold, underperformed in the face of higher production costs. We remain invested in the industry however, as we continue to see longer-term opportunities and attractive valuations.

48	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund

Q.  How is the Fund positioned?

A.  As always, the Fund’s positioning takes both opportunity and risk into consideration. The largest portfolio weight and largest relative overweight for the period is in the energy sector. We continue to find attractively priced securities in this sector that we see as well supported by fundamental strength and forward-looking macroeconomic factors, with holdings in the exploration and production, equipment and services, and refining and marketing industries. The consumer discretionary sector represents the Fund’s next largest portfolio weight, although the Fund is underweight relative to the Credit Suisse High Yield Index. The underweight is primarily a function of finding better relative opportunities in other sectors, such as energy, information technology and industrials. The Fund’s other large underweight is to the financial sector, which we have been generally less inclined to own as the burden of regulation has grown heavier.

From a credit standpoint, the average credit quality of the portfolio is higher than that of the index. This is typical for the Fund, as our credit process almost always keeps us out of the most speculative high yield securities. There are times when the lowest credit tier shows the strongest performance, and the trailing six-month period was one of those times. We do not believe this performance pattern is likely to persist, however. To the contrary, we view the risk that investors must bear to earn the higher yield as unjustified given what we see as a sluggish and uneven pace of economic growth in the future.

Q.  What is your outlook for corporate credit and the Fund?

A.  We find certain segments of the fixed income market to be very attractive. The mid-grade credit space in particular, encompassing the higher quality portion of the high yield market and the lower quality portion of investment grade, offers yield, the potential opportunity for capital gain and risk reduction as it pertains to rising interest rates. The Fund is positioned accordingly. We see a likelihood of higher inflation in future quarters and years, which will have the likely effect of putting upward pressure on interest rates to the particular detriment of U.S. Treasurys and government-related bonds. At the same time, while the lowest quality corporate debt offers high levels of yield, we view many of those companies as less compelling investments given our economic outlook.

We see a continued favorable environment for issuance of debt. Already, this has allowed many companies to restructure their debt maturities in more favorable ways and at lower rates of interest. We believe there is still a meaningful opportunity for investors to shift the bulk of their fixed income assets away from Treasurys and government-related securities and into mid-grade credits as a core holding.

SECTOR WEIGHTINGS
Energy	22.7%
Consumer Discretionary	16.6
Industrials	13.1
Information Technology	13.0
Health Care	9.8
Materials	6.7
Consumer Staples	5.2
Financials	5.0
Utilities	3.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	49

Calamos High Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 4/30/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

50	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/12

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	4.87%	3.58%	5.00%	7.11%
With Sales Charge	-0.08	-1.38	3.98	6.58

Class B Shares – Inception 12/21/00
Without Sales Charge	4.48	2.75	4.20	6.46
With Sales Charge	-0.52	-2.07	3.90	6.46

Class C Shares – Inception 12/21/00
Without Sales Charge	4.54	2.80	4.21	6.31
With Sales Charge	3.54	1.83	4.21	6.31

Class I Shares – Inception 3/1/02	4.99	3.83	5.26	7.38

Class R Shares – Inception 3/1/07	4.76	3.23	4.74	5.13	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the High Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Credit Suisse High Yield Index is an unmanaged index of high-yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	51

Calamos Market Neutral Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVSIX
B Shares	CAMNX
C Shares	CVSCX
I Shares	CMNIX
R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203
B Shares	128119757
C Shares	128119849
I Shares	128119880
R Shares	128119351

FUND OBJECTIVE

High current income consistent with stability of principal

INVESTMENT STRATEGY

>	Dynamically combines complementary income-producing strategies such as convertible arbitrage and covered call writing, varying the emphasis of each based on market conditions

>	The convertible arbitrage strategy invests in convertible securities and sells short underlying stocks to generate income and hedge against equity market risk

>	Through covered call writing, income is generated by writing (selling) options on the portfolio’s equities and market indexes

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	The potential for an attractive income stream with relative stability of principal

>	A strategy designed to provide added diversification and reduced volatility

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Market Neutral Income Fund primarily utilizes two complementary income producing strategies, covered call writing and convertible arbitrage. The Fund seeks to deliver positive returns, regardless of whether the equity market is rising or falling.

In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk. Through covered call writing, we seek to enhance Fund returns by selling (“writing”) options on the Fund’s equities and market indexes. We believe that both strategies are advantageous through full market cycles, but we vary the allocation to each strategy based on our assessment of the market environment. The aim of this dynamic allocation approach is to provide attractive returns with a lower risk profile over full market cycles.

Q.  How has the Fund performed?

A.  Because we believe alternative funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 4, 1990, the Fund has returned 7.07% on an annualized basis (Class A shares at net asset value). For the same period, the Barclays Capital U.S. Government/Credit Bond Index has earned 7.13%, while the Citigroup 30-Day U.S. Treasury Bill Index has earned 3.15%.

For the six-month period ended April 30, 2012, the Fund earned 4.54% versus a 2.50% gain for the Barclays Capital U.S. Government/Credit Bond Index and a 0.01% return for the Citigroup 30-Day U.S. Treasury Bill Index.

Q.  How did the strategies on the whole contribute to performance?

A.  The covered call and convertible arbitrage strategies both contributed positively to Fund performance during the reporting period. The rising equity market and falling volatility observed during the period was especially favorable to the covered call strategy, which outperformed convertible arbitrage.

Q.  How did the covered call strategy contribute?

A.  The covered call strategy benefited from strong equity returns over the six-month period, as reflected by the 12.77% return of the S&P 500. The strong equity market supported the return of the Fund’s equity basket that is managed to closely match the performance in the S&P 500. While calls were written approximately 5% out of the money and capped much of the upside performance of the equity basket, the strategy also benefited from premiums collected on the written calls. Additionally, volatility was very high at the beginning of the reporting period with the VIX Index at 29.96 to start

52	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

the period before finishing April at 17.15. As such, the Fund benefited early in the reporting period as it sold calls with higher premiums that were generated by higher volatility.

We have seen disparity between put and call premiums, with puts being much more expensive than calls. In response, we had implemented a Treasury hedge strategy that was negatively correlated with the equity markets to serve as a “synthetic put” position that also provided a positive yield carry. The spread between the 2- and 10-year Treasurys narrowed by 9 basis points during the reporting period, which was slightly beneficial to returns.

Q.  How did convertible arbitrage contribute to returns?

A.  The convertible arbitrage strategy performed well and also benefited from the rising equity market during the period. The convertible market was up 6.52% for the period, as measured by the BofA Merrill Lynch U.S. Convertible Securities Index. Credit spreads also tightened during the period and helped support the bond portion of the convertibles. Two factors that provided a headwind to performance were declining volatility and the low interest rate environment. Declining volatility impacted the embedded option in the convertible, while the near-zero Fed Funds rate meant that there was no interest earned on the cash proceeds received from stocks that were sold short.

Q.  Did the allocations to convertible arbitrage and covered call writing change over the period?

A.  At the beginning of the reporting period covered call writing reflected 53.8% of the portfolio, while convertible arbitrage reflected 46.2%; at the end of the period, the weighting was 45.9% to the covered calls and 54.1% to convertible arbitrage. While the allocations do show a slight increase to the covered call writing strategy during the period, this was mostly attributed to the outperformance of covered call writing versus convertible arbitrage over the six months.

STRATEGY ALLOCATION

www.calamos.com	53

Calamos Market Neutral Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

Q.  What conditions have contributed to the Fund being “soft closed?”

A.  The low interest rate environment continues to hamper new convertible issuance. From an issuers’ perspective, a primary reason for including a conversion option in a bond is to receive lower cost financing in exchange. In this environment, issuers have been able to find very attractive financing rates without having to include a conversion option. As such, issuance is near historic lows and has not been sufficient to replace retiring convertible debt. The U.S. convertible market is still roughly $200 billion in size and we do believe that there are ample opportunities for our current shareholders. Should the historically low interest rate environment persist as the Federal Reserve has indicated, however, we believe it prudent to preserve opportunities for our current shareholders.

Q.  What is your outlook for the Fund?

A.  We expect to see volatile markets in the future as investors sort through many uncertainties that are expected to drive performance. The low interest rate environment may continue to provide some headwind to convertible arbitrage, but we still see arbitrage opportunities available in the market. Spikes in volatility also offer opportunities for call writing to capture higher call premiums. As the Fund derives benefits from volatility, we expect the current environment to be supportive going forward.

54	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/12

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	4.54%	3.50%	2.70%	4.10%
With Sales Charge	-0.39	-1.38	1.70	3.59

Class B Shares – Inception 9/11/00
Without Sales Charge	4.06	2.64	1.91	3.48
With Sales Charge	-0.94	-2.36	1.55	3.48

Class C Shares – Inception 2/16/00
Without Sales Charge	4.16	2.71	1.92	3.32
With Sales Charge	3.16	1.71	1.92	3.32

Class I Shares – Inception 5/10/00	4.63	3.72	2.95	4.38

Class R Shares – Inception 3/1/07	4.36	3.19	2.42	2.67	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Market Neutral Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes for the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays Capital U.S. Government/Credit Bond Index is comprised of long-term government and investment grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	55

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2011 to April 30, 2012, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2011 to April 30, 2012, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

56	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2011 and held through April 30, 2012.
	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.66	$10.54	$10.54	$5.36	$7.90
Actual – Ending Balance	$1,092.40	$1,088.50	$1,088.50	$1,093.90	$1,091.20

Hypothetical Expenses per $1,000*	$6.42	$10.17	$10.17	$5.17	$7.62
Hypothetical – Ending Value	$1,018.50	$1,014.77	$1,014.77	$1,019.74	$1,017.30

Annualized Expense Ratio	1.28%	2.03%	2.03%	1.03%	1.52%
CALAMOS VALUE FUND
Actual Expenses per $1,000*	$5.91	$9.75	$9.75	$4.63	$7.19
Actual – Ending Balance	$1,066.70	$1,062.90	$1,063.00	$1,068.10	$1,065.40

Hypothetical Expenses per $1,000*	$5.77	$9.52	$9.52	$4.52	$7.02
Hypothetical – Ending Value	$1,019.14	$1,015.41	$1,015.41	$1,020.39	$1,017.90

Annualized Expense Ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS BLUE CHIP FUND
Actual Expenses per $1,000*	$6.02	$9.93	$9.93	$4.72	$7.33
Actual – Ending Balance	$1,106.70	$1,102.70	$1,102.60	$1,107.50	$1,105.00

Hypothetical Expenses per $1,000*	$5.77	$9.52	$9.52	$4.52	$7.02
Hypothetical – Ending Value	$1,019.14	$1,015.41	$1,015.41	$1,020.39	$1,017.90

Annualized Expense Ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS DISCOVERY GROWTH FUND
Actual Expenses per $1,000*	$7.64	$11.45	$11.45	$6.38	$8.92
Actual – Ending Balance	$1,049.80	$1,046.10	$1,046.10	$1,051.40	$1,049.10

Hypothetical Expenses per $1,000*	$7.52	$11.26	$11.26	$6.27	$8.77
Hypothetical – Ending Value	$1,017.40	$1,013.67	$1,013.67	$1,018.65	$1,016.16

Annualized Expense Ratio(1)	1.50%	2.25%	2.25%	1.25%	1.75%
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$7.18	$11.00	$11.00	$5.90	$8.46
Actual – Ending Balance	$1,061.90	$1,058.10	$1,058.10	$1,063.80	$1,061.30

Hypothetical Expenses per $1,000*	$7.02	$10.77	$10.77	$5.77	$8.27
Hypothetical – Ending Value	$1,017.90	$1,014.17	$1,014.17	$1,019.14	$1,016.66

Annualized Expense Ratio(1)	1.40%	2.15%	2.15%	1.15%	1.65%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$7.93	$11.71	$11.77	$6.71	$9.19
Actual – Ending Balance	$1,043.30	$1,039.00	$1,039.80	$1,044.60	$1,042.60

Hypothetical Expenses per $1,000*	$7.82	$11.56	$11.61	$6.62	$9.07
Hypothetical – Ending Value	$1,017.11	$1,013.38	$1,013.33	$1,018.30	$1,015.86

Annualized Expense Ratio	1.56%	2.31%	2.32%	1.32%	1.81%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366.

(1)	Annualized Expense Ratios for Calamos Value Fund, Calamos Blue Chip Fund, Calamos Discovery Growth Fund and Calamos International Growth Fund are adjusted to reflect fee waiver.

www.calamos.com	57

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2011 and held through April 30, 2012.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.23	$11.08	$11.07	$5.94	$8.51
Actual – Ending Balance	$1,075.80	$1,071.90	$1,071.20	$1,076.10	$1,073.20

Hypothetical Expenses per $1,000*	$7.02	$10.77	$10.77	$5.77	$8.27
Hypothetical – Ending Value	$1,017.90	$1,014.17	$1,014.17	$1,019.14	$1,016.66

Annualized Expense Ratio(1)	1.40%	2.15%	2.15%	1.15%	1.65%
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.47	$9.25	$9.25	$4.21	$6.73
Actual – Ending Balance	$1,036.80	$1,033.30	$1,033.10	$1,038.30	$1,035.60

Hypothetical Expenses per $1,000*	$5.42	$9.17	$9.17	$4.17	$6.67
Hypothetical – Ending Value	$1,019.49	$1,015.76	$1,015.76	$1,020.74	$1,018.25

Annualized Expense Ratio	1.08%	1.83%	1.83%	0.83%	1.33%
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$6.65	$10.41	$10.41	$5.40	$7.90
Actual – Ending Balance	$1,025.80	$1,022.20	$1,023.20	$1,028.10	$1,024.70

Hypothetical Expenses per $1,000*	$6.62	$10.37	$10.37	$5.37	$7.87
Hypothetical – Ending Value	$1,018.30	$1,014.57	$1,014.57	$1,019.54	$1,017.06

Annualized Expense Ratio	1.32%	2.07%	2.07%	1.07%	1.57%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.54	$9.26	$9.26	$4.29	$6.78
Actual – Ending Balance	$1,006.20	$1,002.20	$1,002.10	$1,007.20	$1,005.10

Hypothetical Expenses per $1,000*	$5.57	$9.32	$9.32	$4.32	$6.82
Hypothetical – Ending Value	$1,019.34	$1,015.61	$1,015.61	$1,020.59	$1,018.10

Annualized Expense Ratio	1.11%	1.86%	1.86%	0.86%	1.36%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.51	$8.26	$8.26	$3.26	$5.76
Actual – Ending Balance	$1,016.10	$1,012.40	$1,013.30	$1,018.30	$1,015.80

Hypothetical Expenses per $1,000*	$4.52	$8.27	$8.27	$3.27	$5.77
Hypothetical – Ending Value	$1,020.39	$1,016.66	$1,016.66	$1,021.63	$1,019.14

Annualized Expense Ratio(1)	0.90%	1.65%	1.65%	0.65%	1.15%
CALAMOS HIGH INCOME FUND
Actual Expenses per $1,000*	$6.16	$9.96	$9.97	$4.84	$7.43
Actual – Ending Balance	$1,048.70	$1,044.80	$1,045.40	$1,049.90	$1,047.60

Hypothetical Expenses per $1,000*	$6.07	$9.82	$9.82	$4.77	$7.32
Hypothetical – Ending Value	$1,018.85	$1,015.12	$1,015.12	$1,020.14	$1,017.60

Annualized Expense Ratio	1.21%	1.96%	1.96%	0.95%	1.46%
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.00	$9.79	$9.80	$4.73	$7.27
Actual – Ending Balance	$1,045.40	$1,040.60	$1,041.60	$1,046.30	$1,043.60

Hypothetical Expenses per $1,000*	$5.92	$9.67	$9.67	$4.67	$7.17
Hypothetical – Ending Value	$1,019.00	$1,015.27	$1,015.27	$1,020.24	$1,017.75

Annualized Expense Ratio(2)	1.18%	1.93%	1.93%	0.93%	1.43%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366.

(1)	Annualized Expense Ratios for Calamos Global Equity Fund and Calamos Total Return Bond Fund are adjusted to reflect fee waiver.

(2)	Includes 0.04% related to dividend and interest expense on short positions.

58	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Growth Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (96.3%)
	Consumer Discretionary (14.1%)
1,432,500	Amazon.com, Inc.#~	$332,196,750
1,320,942	Apollo Group, Inc. - Class A#	46,523,577
560,000	Bed Bath & Beyond, Inc.#	39,418,400
610,000	Coach, Inc.~	44,627,600
1,247,879	Francesca’s Holdings Corp.#	39,121,007
1,300,000	Gap, Inc.	37,050,000
870,894	Harman International Industries, Inc.	43,178,925
1,040,000	O’Reilly Automotive, Inc.#	109,678,400
368,700	Priceline.com, Inc.#	280,514,334
895,000	Starbucks Corp.	51,355,100
600,000	Tempur-Pedic International, Inc.#	35,304,000
555,000	Tiffany & Company	37,995,300

		1,096,963,393

	Consumer Staples (3.3%)
2,700,000	Companhia de Bebidas das Americas~	113,346,000
1,019,000	Mead Johnson Nutrition Company	87,185,640
813,400	Monster Beverage Corp.#	52,838,464

		253,370,104

	Energy (9.3%)
300,000	Apache Corp.	28,782,000
398,000	CNOOC, Ltd.	84,236,700
425,000	Concho Resources, Inc.#	45,551,500
750,000	EQT Corp.	37,365,000
1,050,000	FMC Technologies, Inc.#	49,350,000
1,240,000	Helmerich & Payne, Inc.	63,723,600
2,090,000	National Oilwell Varco, Inc.	158,338,400
750,000	Occidental Petroleum Corp.	68,415,000
750,000	Oceaneering International, Inc.	38,722,500
500,000	Rosetta Resources, Inc.#	25,135,000
1,610,000	Schlumberger, Ltd.	119,365,400

		718,985,100

	Financials (2.7%)
760,000	American Express Company	45,759,600
2,573,620	Discover Financial Services	87,245,718
600,000	IntercontinentalExchange, Inc.#	79,824,000

		212,829,318

	Health Care (9.9%)
1,285,000	Celgene Corp.#~	93,702,200
168,666	Cerner Corp.#	13,677,126
975,000	Cubist Pharmaceuticals, Inc.#	41,223,000
1,342,307	Illumina, Inc.#	59,772,931
430,000	Intuitive Surgical, Inc.#	248,626,000
610,000	Johnson & Johnson	39,704,900

NUMBER OF SHARES			VALUE

850,000		Life Technologies Corp.#	$39,406,000
575,000		Novo Nordisk, A/S	84,536,500
336,048	DKK	Novo Nordisk, A/S - Class B	49,541,207
274,387		Perrigo Company	28,783,196
950,000		Questcor Pharmaceuticals, Inc.#	42,655,000
1,600,000		Seattle Genetics, Inc.#	31,632,000

			773,260,060

		Industrials (7.7%)
4,000,000	CHF	ABB, Ltd.#	72,891,533
680,000		Acacia Research Corp.#	27,880,000
1,725,000		AGCO Corp.#	80,333,250
1,244,000		Dover Corp.	77,949,040
1,538,000		Eaton Corp.	74,100,840
65,000		Expeditors International of Washington, Inc.	2,600,000
932,300		Fluor Corp.	53,840,325
950,000		J.B. Hunt Transport Services, Inc.	52,563,500
890,000		Parker-Hannifin Corp.	78,044,100
375,000		WW Grainger, Inc.	77,932,500

			598,135,088

		Information Technology (40.9%)
1,409,000		Accenture, PLC - Class A~	91,514,550
2,200,000		Akamai Technologies, Inc.#	71,720,000
617,750		Apple, Inc.#~	360,914,260
1,270,000		Ariba, Inc.#~	48,514,000
970,000		ASML Holding, NV	49,460,300
1,100,000		Avago Technologies, Ltd.	37,928,000
1,887,082		Check Point Software Technologies, Ltd.#	109,696,077
1,061,000		Cognizant Technology Solutions Corp. - Class A#	77,792,520
1,170,000		CommVault Systems, Inc.#	60,921,900
975,000		eBay, Inc.#	40,023,750
2,750,000		EMC Corp.#~	77,577,500
340,000		F5 Networks, Inc.#	45,536,200
3,055,000		Fortinet, Inc.#	79,796,600
507,250		Google, Inc.#	307,002,917
2,200,000	JPY	Gree, Inc.	59,502,620
815,000		Informatica Corp.#	37,506,300
700,000		Intuit, Inc.	40,579,000
1,100,000		KLA-Tencor Corp.	57,365,000
265,000		MasterCard, Inc. - Class A	119,851,550
1,550,000		Nuance Communications, Inc.#	37,882,000
8,400,000		Oracle Corp.	246,876,000
364,100		Parametric Technology Corp.#	7,857,278
4,420,000		QUALCOMM, Inc.	282,172,800
2,060,000		Rackspace Hosting, Inc.#	119,665,400

See accompanying Notes to Schedule of Investments	www.calamos.com	59

Growth Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES			VALUE

1,685,000		Red Hat, Inc.#	$100,442,850
2,150,000		Riverbed Technology, Inc.#	42,419,500
645,000		Salesforce.com, Inc.#	100,445,850
685,000		SAP, AG	45,408,650
2,050,000		Skyworks Solutions, Inc.#	55,637,000
975,000		Solarwinds, Inc.#	45,737,250
775,000		Teradata Corp.#	54,079,500
2,700,000		TIBCO Software, Inc.#	88,830,000
975,000		VeriFone Systems, Inc.#	46,449,000
1,240,000		VMware, Inc. - Class A#	138,532,800

			3,185,638,922

		Materials (7.8%)
500,000		Agrium, Inc.	43,950,000
1,575,000	GBP	Anglo American, PLC	60,865,505
3,575,000		Barrick Gold Corp.~	144,537,250
1,300,000		Cliffs Natural Resources, Inc.	80,938,000
740,000		Goldcorp, Inc.	28,312,400
1,025,000		Molycorp, Inc.#	27,736,500
1,310,000		Mosaic Company	69,194,200
780,000		Rio Tinto, PLC	43,734,600
525,000		Royal Gold, Inc.	32,529,000
5,100,000		Yamana Gold, Inc.	74,970,000

			606,767,455

		Telecommunication Services (0.6%)
1,513,080		Tim Participacoes, SA	45,286,484

		TOTAL COMMON STOCKS (Cost $5,718,823,925)	7,491,235,924

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTIONS (0.4%)#
		Consumer Discretionary (0.0%)
12,900		Amazon.com, Inc. Put, 07/21/12, Strike $140.00	561,150
3,500		Priceline.com, Inc. Put, 07/21/12, Strike $505.00	936,250

			1,497,400

		Information Technology (0.4%)
6,400		Apple, Inc. Put, 01/19/13, Strike $535.00	28,768,000

		TOTAL PURCHASED OPTIONS (Cost $36,565,294)	30,265,400

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (4.7%)
366,920,872	Fidelity Prime Money Market Fund - Institutional Class (Cost $366,920,872)	$366,920,872

TOTAL INVESTMENTS (101.4%) (Cost $6,122,310,091)		7,888,422,196

LIABILITIES, LESS OTHER ASSETS (-1.4%)		(105,853,185)

NET ASSETS (100.0%)		$7,782,569,011

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTION (-0.2%)#
	Consumer Discretionary (-0.2%)
3,694	Amazon.com, Inc. Call, 07/21/12, Strike $190.00 (Premium $5,242,394)	(16,429,065)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	Brazilian Real	07/19/12	188,413,000	$97,416,369	$3,968,155
Northern Trust Company	British Pound Sterling	07/19/12	59,445,000	96,428,155	(2,168,299)
Citibank N.A.	Danish Krone	07/19/12	689,998,000	122,845,604	(1,403,430)
UBS AG	European Monetary Unit	07/19/12	32,890,000	43,554,773	(523,273)
Citibank N.A.	Hong Kong Dollar	07/19/12	488,879,000	63,029,486	(6,184)
Barclays Bank PLC	Japanese Yen	07/19/12	4,288,877,000	53,758,349	(744,849)
Barclays Bank PLC	Swiss Franc	07/19/12	71,304,000	78,635,743	(1,066,473)

					$(1,944,353)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $128,747,658.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
DKK	Danish Krone
GBP	British Pound Sterling
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

60	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Value Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (99.2%)
		Consumer Discretionary (12.7%)
33,670		Best Buy Company, Inc.	$743,097
40,000		Carnival Corp.	1,299,600
6,000		Nike, Inc. - Class B	671,220
42,000	JPY	Nikon Corp.	1,244,809
35,700		TJX Companies, Inc.	1,489,047

			5,447,773

		Consumer Staples (14.4%)
26,500		Coca-Cola Company~	2,022,480
18,100	EUR	Danone, SA	1,274,224
40,500	GBP	Diageo, PLC	1,021,542
13,100	CHF	Nestlé, SA	802,890
17,850		Wal-Mart Stores, Inc.	1,051,543

			6,172,679

		Energy (6.3%)
16,500		Baker Hughes, Inc.	727,815
44,000		Chesapeake Energy Corp.	811,360
6,000		ConocoPhillips	429,780
10,300		Devon Energy Corp.	719,455

			2,688,410

		Financials (9.5%)
8,800		Franklin Resources, Inc.	1,104,488
20,000		Legg Mason, Inc.	521,400
48,000		Leucadia National Corp.	1,193,280
11,300		Prudential Financial, Inc.	684,102
9,000		Travelers Companies, Inc.	578,880

			4,082,150

		Health Care (15.8%)
10,500		Amgen, Inc.	746,655
8,900		Biogen Idec, Inc.#	1,192,689
27,500		Johnson & Johnson	1,789,975
16,200		Merck & Company, Inc.	635,688
13,750	CHF	Novartis, AG	759,223
46,500		Pfizer, Inc.	1,066,245
13,300		Teva Pharmaceutical Industries, Ltd.	608,342

			6,798,817

		Industrials (4.1%)
11,000		Dover Corp.	689,260
4,700		Eaton Corp.	226,446
5,700		FedEx Corp.~	502,968
3,800	EUR	Siemens, AG	352,718

			1,771,392

		Information Technology (34.2%)
12,000		Automatic Data Processing, Inc.	667,440
24,000		CA, Inc.	634,080

NUMBER OF SHARES		VALUE

15,500	Canon, Inc.	$703,080
64,600	Cisco Systems, Inc.	1,301,690
35,000	Corning, Inc.	502,250
96,250	Dell, Inc.~#	1,575,613
44,400	eBay, Inc.#	1,822,620
66,350	Microsoft Corp.	2,124,527
60,000	Oracle Corp.	1,763,400
24,800	QUALCOMM, Inc.	1,583,232
16,000	SAP, AG	1,060,640
60,000	Yahoo!, Inc.#	932,400

		14,670,972

	Materials (2.2%)
11,000	Agrium, Inc.	966,900

	TOTAL COMMON STOCKS (Cost $36,310,629)	42,599,093

SHORT TERM INVESTMENT (1.0%)
416,677	Fidelity Prime Money Market Fund - Institutional Class (Cost $416,677)	416,677

TOTAL INVESTMENTS (100.2%) (Cost $36,727,306)		43,015,770

LIABILITIES, LESS OTHER ASSETS (-0.2%)		(96,270)

NET ASSETS (100.0%)		$42,919,500

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	07/19/12	581,000	$942,464	$(21,192)
UBS AG	European Monetary Unit	07/19/12	1,783,000	2,361,148	(28,367)
Barclays Bank PLC	Japanese Yen	07/19/12	152,748,000	1,914,599	(26,528)
Barclays Bank PLC	Swiss Franc	07/19/12	1,340,000	1,477,784	(20,042)

					$(96,129)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $742,116.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	61

Blue Chip Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (98.0%)
		Consumer Discretionary (13.7%)
10,075		Amazon.com, Inc.#	$2,336,393
4,900		Bed Bath & Beyond, Inc.#	344,911
8,650		Coach, Inc.	632,834
15,300		Nike, Inc. - Class B	1,711,611
2,750		Priceline.com, Inc.#~	2,092,255
10,500		Starbucks Corp.	602,490
20,000		TJX Companies, Inc.	834,200
10,200		Yum! Brands, Inc.	741,846

			9,296,540

		Consumer Staples (5.4%)
29,350		Coca-Cola Company~	2,239,992
5,150		Herbalife, Ltd.	362,148
12,575		Mead Johnson Nutrition Company	1,075,917

			3,678,057

		Energy (10.6%)
9,700		Chevron Corp.	1,033,632
18,150		Exxon Mobil Corp.	1,567,071
15,400		Helmerich & Payne, Inc.	791,406
14,550		National Oilwell Varco, Inc.	1,102,308
10,500		Occidental Petroleum Corp.	957,810
23,150		Schlumberger, Ltd.	1,716,341

			7,168,568

		Financials (2.3%)
12,100		American Express Company	728,541
6,500		Franklin Resources, Inc.	815,815

			1,544,356

		Health Care (12.1%)
4,800		Amgen, Inc.	341,328
18,700		Celgene Corp.#	1,363,604
3,400		Intuitive Surgical, Inc.#	1,965,880
21,700		Johnson & Johnson	1,412,453
21,000		Novo Nordisk, A/S	3,087,420

			8,170,685

		Industrials (6.8%)
11,500		3M Company	1,027,640
32,250		ABB, Ltd.#	608,558
8,000		Danaher Corp.	433,760
17,175		Dover Corp.	1,076,185
22,525		Eaton Corp.	1,085,254
11,700	JPY	Komatsu, Ltd.	336,726

			4,568,123

		Information Technology (40.8%)
33,100		Accenture, PLC - Class A	2,149,845
5,060		Apple, Inc.#~	2,956,254

NUMBER OF SHARES			VALUE

18,500		Autodesk, Inc.#	$728,345
12,328		Check Point Software Technologies, Ltd.#	716,627
58,350		Cisco Systems, Inc.	1,175,753
58,000		eBay, Inc.#	2,380,900
65,275		EMC Corp.#	1,841,408
4,280		Google, Inc.#	2,590,384
3,500		International Business Machines Corp.	724,780
6,500		Intuit, Inc.	376,805
3,975		MasterCard, Inc. - Class A	1,797,773
77,000		Oracle Corp.	2,263,030
40,800		QUALCOMM, Inc.	2,604,672
8,425		Salesforce.com, Inc.#	1,312,025
620	KRW	Samsung Electronics Company, Ltd.	758,856
15,800		SAP, AG	1,047,382
238,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	703,442
5,500		Teradata Corp.#	383,790
9,500		VMware, Inc. - Class A#	1,061,340

			27,573,411

		Materials (5.0%)
26,950		Barrick Gold Corp.	1,089,588
4,950		Cliffs Natural Resources, Inc.	308,187
18,750		Goldcorp, Inc.	717,375
11,150		Newmont Mining Corp.	531,298
12,600		Rio Tinto, PLC	706,482

			3,352,930

		Telecommunication Services (1.3%)
29,129		Tim Participacoes, SA	871,831

		TOTAL COMMON STOCKS (Cost $50,875,261)	66,224,501

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTIONS (0.4%)#
		Consumer Discretionary (0.0%)
100		Amazon.com, Inc. Put, 07/21/12, Strike $140.00	4,350
28		Priceline.com, Inc. Put, 07/21/12, Strike $505.00	7,490

			11,840

		Information Technology (0.4%)
55		Apple, Inc. Put, 01/19/13, Strike $535.00	247,225

		TOTAL PURCHASED OPTIONS (Cost $307,819)	259,065

62	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Blue Chip Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (4.0%)
2,703,903	Fidelity Prime Money Market Fund - Institutional Class (Cost $2,703,903)	$2,703,903

TOTAL INVESTMENTS (102.4%) (Cost $53,886,983)		69,187,469

LIABILITIES, LESS OTHER ASSETS (-2.4%)		(1,591,752)

NET ASSETS (100.0%)		$67,595,717

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTION (-0.2%)#
	Consumer Discretionary (-0.2%)
28	Amazon.com, Inc. Call, 07/21/12, Strike $190.00 (Premium $39,733)	(124,530)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	Brazilian Real	07/19/12	1,180,000	$610,103	$24,852
Northern Trust Company	British Pound Sterling	07/19/12	412,000	668,322	(15,028)
Citibank N.A.	Danish Krone	07/19/12	15,919,000	2,834,181	(32,379)
UBS AG	European Monetary Unit	07/19/12	757,000	1,002,462	(12,044)
Barclays Bank PLC	Japanese Yen	07/19/12	26,798,000	335,896	(960)
Citibank N.A.	New Taiwanese Dollar	07/19/12	12,938,000	443,176	(3,123)
Northern Trust Company	South Korean Won	07/19/12	566,145,000	498,384	(1,765)
Barclays Bank PLC	Swiss Franc	07/19/12	575,000	634,124	(8,600)

					$(49,047)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $3,458,035.

FOREIGN CURRENCY ABBREVIATIONS

JPY	Japanese Yen
KRW	South Korean Won
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	63

Discovery Growth Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (95.5%)
	Consumer Discretionary (9.5%)
36,000	Brunswick Corporation	$946,440
24,957	Francesca’s Holdings Corp.#	782,402
10,600	ITT Educational Services, Inc.#	699,812
21,200	Vera Bradley, Inc.#	550,776
19,500	Wolverine World Wide, Inc.	818,025

		3,797,455

	Consumer Staples (1.7%)
13,800	Fresh Market, Inc.#	706,146

	Energy (4.8%)
16,800	Atwood Oceanics, Inc.#	744,744
21,300	Gulfport Energy Corp.#	558,273
14,700	Unit Corp.#	621,075

		1,924,092

	Financials (4.0%)
17,200	First Cash Financial Services, Inc.#	704,512
26,000	MarketAxess Holdings, Inc.	892,060

		1,596,572

	Health Care (14.5%)
72,000	Achillion Pharmaceuticals, Inc.#	478,800
17,765	Cyberonics, Inc.#	680,399
47,000	HealthStream, Inc.#	1,077,240
59,000	ImmunoGen, Inc.#	752,250
19,300	Jazz Pharmaceuticals, PLC#	984,879
29,800	MAKO Surgical Corp.#	1,231,038
100,000	SciClone Pharmaceuticals, Inc.#	599,000

		5,803,606

	Industrials (15.8%)
27,500	3D Systems Corp.#	810,975
10,800	Advisory Board Company#	984,528
23,000	Donaldson Company, Inc.	797,180
29,200	II-VI, Inc.#	595,972
11,800	Raven Industries, Inc.	710,478
16,000	Robbins & Myers, Inc.	779,360
10,300	Westinghouse Air Brake Technologies Corp.	801,134
27,100	Westport Innovations, Inc.#	848,230

		6,327,857

	Information Technology (37.3%)
23,000	Ariba, Inc.#~	878,600
40,300	Aruba Networks, Inc.#	851,136
36,400	Aspen Technology, Inc.#	719,992
19,800	Cognex Corp.	796,950
14,500	Coherent, Inc.#	762,700
14,700	FARO Technologies, Inc.#	822,906

NUMBER OF SHARES			VALUE

31,000		Jive Software, Inc.#	$738,110
28,000		Kenexa Corp.#	914,760
9,800		LinkedIn Corp.#	1,062,810
18,800		Liquidity Services, Inc.#	1,002,604
17,300		LogMeIn, Inc.#	622,973
16,500		Manhattan Associates, Inc.#	827,475
20,000		NetSuite, Inc.#	887,600
10,000		OpenTable, Inc.#	447,300
17,900		Sourcefire, Inc.#	912,721
31,000		TIBCO Software, Inc.#	1,019,900
11,500		Ultimate Software Group, Inc.#	887,340
38,400		ValueClick, Inc.#	813,312

			14,969,189

		Materials (7.9%)
68,000	CAD	Alacer Gold Corp.#	550,691
24,400		Allied Nevada Gold Corp.#	714,676
130,300		Graphic Packaging Holding Company#	697,105
19,600		Kronos Worldwide, Inc.	465,304
58,500		Steel Dynamics, Inc.	747,045

			3,174,821

		TOTAL COMMON STOCKS (Cost $35,185,656)	38,299,738

SHORT TERM INVESTMENT (1.3%)
536,071		Fidelity Prime Money Market Fund - Institutional Class (Cost $536,071)	536,071

TOTAL INVESTMENTS (96.8%) (Cost $35,721,727)			38,835,809

OTHER ASSETS, LESS LIABILITIES (3.2%)			1,289,550

NET ASSETS (100.0%)			$40,125,359

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $767,820.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

64	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (93.0%)
		Consumer Discretionary (6.2%)
74,000	JPY	Benesse Holdings, Inc.	$3,674,217
7,500,000	HKD	Hengdeli Holdings, Ltd.	2,988,458
33,500	KRW	Hyundai Motor Company	7,908,354
72,766	CHF	Swatch Group, AG	5,816,802
42,413	CHF	Swatch Group, AG	19,595,147
2,390,200	HKD	Wynn Macau, Ltd.	7,640,145

			47,623,123

		Consumer Staples (9.5%)
169,000	EUR	Anheuser-Busch InBev, NV	12,180,757
587,000	BRL	Companhia de Bebidas das Americas	24,725,352
235,000	EUR	Danone, SA	16,543,787
140,000	EUR	Heineken, NV	7,662,667
352,000	BRL	Natura Cosméticos, SA	8,079,112
710,000	HKD	Tsingtao Brewery Company, Ltd. - Class H	4,290,512

			73,482,187

		Energy (10.3%)
369,870	CAD	Calfrac Well Services, Ltd.	10,146,760
530,000	CAD	Ensign Energy Services, Inc.	7,661,487
125,000	CAD	Pacific Rubiales Energy Corp.	3,586,071
300,000	GBP	Petrofac, Ltd.	8,471,793
150,000		Schlumberger, Ltd.	11,121,000
256,000	NOK	StatoilHydro, ASA	6,869,091
509,920	NOK	Subsea 7, SA#	13,206,395
116,000	EUR	Technip, SA	13,173,004
175,000	NOK	TGS Nopec Geophysical Company, ASA	5,080,707

			79,316,308

		Financials (0.9%)
1,500,000	GBP	Aberdeen Asset Management, PLC	6,903,723

		Health Care (13.3%)
6,032,032	SGD	Biosensors International Group, Ltd.#	6,489,808
85,000	EUR	Carl Zeiss Meditec, AG	2,366,428
58,000	DKK	Coloplast, A/S - Class B	10,737,842
240,000		Covidien, PLC	13,255,200
165,000	AUD	CSL, Ltd.	6,283,288
4,180,000	MXN	Genomma Lab Internacional, SAB de CV#	7,348,562
242,064	DKK	Novo Nordisk, A/S - Class B	35,685,803
80,200	JPY	Sawai Pharmaceutical Company, Ltd.	8,451,673
307,000	GBP	Shire, PLC	10,005,940
9,000	EUR	Virbac, SA	1,513,720

			102,138,264

		Industrials (3.3%)
448,000	CHF	ABB, Ltd.#	8,163,852

NUMBER OF SHARES			VALUE

1,300,000	AUD	Boart Longyear, Ltd.	$5,602,309
20,000	KRW	Samsung Engineering Company, Ltd.	3,786,500
86,500	EUR	Siemens, AG	8,028,966

			25,581,627

		Information Technology (32.5%)
404,000		Accenture, PLC - Class A~	26,239,800
111,606		Allot Communications, Ltd.#	2,738,811
167,000	EUR	ASML Holding, NV	8,497,468
220,000	GBP	Aveva Group, PLC	5,957,019
500,000	TWD	Catcher Technology Company, Ltd.	3,174,609
436,000		Check Point Software Technologies, Ltd.#~	25,344,680
120,000	BRL	Cielo, SA	3,600,976
78,000	EUR	Dassault Systemes, SA	7,569,085
350,000	EUR	Dialog Semiconductor, PLC#	7,711,897
280,000	JPY	GREE, Inc.	7,573,061
650,000	INR	HCL Technologies Ltd.	6,307,010
2,700,000	TWD	Hon Hai Precision Industry Company, Ltd.	8,489,276
85,000	EUR	Ingenico, SA	4,471,048
361,000		Mellanox Technologies, Ltd.#	21,150,990
142,000		Nice-Systems, Ltd.#	5,455,640
163,000	CAD	Open Text Corp.#	9,137,966
600,000	NOK	Opera Software, ASA	3,877,269
2,700,000	TWD	Pegatron Corp.	3,883,961
210,000		RADWARE, Ltd.#	8,080,800
6,600	KRW	Samsung Electronics Company, Ltd.	8,078,145
506,500	EUR	SAP, AG	33,587,817
8,515,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	25,167,245
415,000	INR	Tata Consultancy Services, Ltd.	9,787,483
200,000	BRL	Totvs, SA	3,897,909

			249,779,965

		Materials (13.6%)
186,000	GBP	Anglo American, PLC	7,187,926
125,000	ZAR	AngloGold Ashanti, Ltd.	4,286,106
347,000	CAD	Barrick Gold Corp.	14,036,666
305,000	CAD	Goldcorp, Inc.	11,680,063
496,000	AUD	Newcrest Mining, Ltd.	13,516,038
65,000	CAD	Potash Corp. of Saskatchewan, Inc.	2,763,578
132,000	GBP	Rio Tinto, PLC	7,399,231
33,600	CHF	Syngenta, AG	11,782,736
185,000	CAD	Teck Resources, Ltd. - Class B	6,902,971
957,000	CAD	Yamana Gold, Inc.	14,037,485
228,000	NOK	Yara International, ASA	11,176,582

			104,769,382

See accompanying Notes to Schedule of Investments	www.calamos.com	65

International Growth Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES			VALUE

		Telecommunication Services (3.4%)
118,000	SEK	Millicom International Cellular, SA#	$12,489,209
2,254,306	BRL	Tim Participacoes, SA	13,411,238

			25,900,447

		TOTAL COMMON STOCKS (Cost $655,880,777)	715,495,026

RIGHTS (0.0%)#
		Consumer Staples (0.0%)
1,429	BRL	Companhia de Bebidas das Americas, Rights (Cost $0)	12,347

SHORT TERM INVESTMENT (6.8%)
52,287,458		Fidelity Prime Money Market Fund - Institutional Class (Cost $52,287,458)	52,287,458

TOTAL INVESTMENTS (99.8%) (Cost $708,168,235)			767,794,831

OTHER ASSETS, LESS LIABILITIES (0.2%)			1,654,125

NET ASSETS (100.0%)			$769,448,956

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $1,192,969.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

APRIL 30, 2012

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$165,674,379	21.6%
European Monetary Unit	123,306,644	16.1%
Canadian Dollar	79,953,047	10.4%
Brazilian Real	53,726,934	7.0%
Danish Krone	46,423,645	6.0%
British Pound Sterling	45,925,632	6.0%
Swiss Franc	45,358,537	5.9%
New Taiwanese Dollar	40,715,091	5.3%
Norwegian Krone	40,210,044	5.2%
Australian Dollar	25,401,635	3.3%
South Korean Won	19,772,999	2.6%
Japanese Yen	19,698,951	2.6%
Indian Rupee	16,094,493	2.1%
Hong Kong Dollar	14,919,115	1.9%
Swedish Krona	12,489,209	1.6%
Mexican Peso	7,348,562	1.0%
Singapore Dollar	6,489,808	0.8%
South African Rand	4,286,106	0.6%
Total Investments	$767,794,831	100.0%

Currency exposure may vary over time.

66	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (19.3%)
		Consumer Discretionary (1.0%)
27,000,000	HKD	Hengdeli Holdings, Ltd. 2.500%, 10/20/15	$3,538,563

		Consumer Staples (0.3%)
7,000,000	ZAR	Shoprite Investments Pty, Ltd. 6.500%, 04/03/17	978,476

		Energy (5.2%)
41,800,000	HKD	China Petroleum & Chemical Corp. 0.000%, 04/24/14	6,303,416
5,700,000		Subsea 7, SA 2.250%, 10/11/13	6,985,129
		Technip, SA
2,000,000	EUR	0.250%, 01/01/17	2,799,626
1,140,000	EUR	0.500%, 01/01/16	1,484,949

			17,573,120

		Financials (1.9%)
7,500,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	6,352,727

		Industrials (0.8%)
2,750,000		Siemens AG 1.050%, 08/16/17	2,701,875

		Information Technology (5.0%)
157,500,000	TWD	Catcher Technology Company, Ltd. 0.000%, 04/27/16	6,039,338
1,985,000		Intel Corp. 3.250%, 08/01/39	2,786,444
3,800,000		Pegatron Corp. 0.000%, 02/06/17	4,359,749
3,500,000		United Microelectronics Corp. 0.000%, 05/24/16	3,504,375

			16,689,906

		Materials (3.6%)
5,900,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	6,313,000
1,680,000		Goldcorp, Inc. 2.000%, 08/01/14	1,938,300
		Newmont Mining Corp.
1,580,000		1.625%, 07/15/17	2,016,475
1,475,000		1.250%, 07/15/14	1,812,406

			12,080,181

		Telecommunication Services (1.5%)
4,600,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	4,947,502

		TOTAL CONVERTIBLE BONDS (Cost $64,918,849)	64,862,350

NUMBER OF SHARES			VALUE

COMMON STOCKS (72.1%)
		Consumer Discretionary (4.8%)
1,600,000	INR	DISH TV India, Ltd.#	$1,807,408
6,800,000	HKD	Hengdeli Holdings, Ltd.	2,709,535
23,700	KRW	Hyundai Motor Company	5,594,866
4,344	CHF	Swatch Group, AG	2,006,963
3,437	CHF	Swatch Group, AG	274,748
1,124,800	HKD	Wynn Macau, Ltd.	3,595,363

			15,988,883

		Consumer Staples (17.7%)
147,750	HKD	Biostime International Holdings, Ltd.	423,818
69,000		Coca-Cola Company~	5,266,080
90,000	INR	Colgate-Palmolive India, Ltd.	1,890,203
364,500	BRL	Companhia de Bebidas das Americas	15,353,306
91,000	EUR	Danone, SA	6,406,318
85,000	GBP	Diageo, PLC	2,143,978
514,000	INR	Hindustan Unilever, Ltd.	4,067,712
1,270,000	INR	ITC, Ltd.	5,909,956
36,500		Mead Johnson Nutrition Company	3,122,940
231,500	BRL	Natura Cosméticos, SA	5,313,393
21,200	INR	Nestlé India, Ltd.	1,880,558
40,000	CHF	Nestlé, SA	2,451,571
876,000	HKD	Tsingtao Brewery Company, Ltd. - Class H	5,293,645

			59,523,478

		Energy (8.3%)
3,100,000	HKD	CNOOC, Ltd.	6,550,761
80,000		National Oilwell Varco, Inc.	6,060,800
32,000		Occidental Petroleum Corp.	2,919,040
110,000	CAD	Pacific Rubiales Energy Corp.	3,155,742
102,000	GBP	Petrofac, Ltd.	2,880,410
35,000	ZAR	Sasol, Ltd.	1,664,059
65,000		Schlumberger, Ltd.	4,819,100

			28,049,912

		Health Care (6.5%)
2,100,000	SGD	Biosensors International Group, Ltd.#	2,259,371
11,000	DKK	Coloplast, A/S - Class B	2,036,487
3,055,000	MXN	Genomma Lab Internacional, SAB de CV#	5,370,779
81,800	DKK	Novo Nordisk, A/S - Class B	12,059,202

			21,725,839

		Industrials (2.8%)
145,000	CHF	ABB, Ltd.#	2,642,318
130,000	HKD	Hutchison Whampoa, Ltd.	1,245,406
18,600	KRW	Samsung Engineering Company, Ltd.	3,521,445
23,300	EUR	Siemens, AG	2,162,716

			9,571,885

See accompanying Notes to Schedule of Investments	www.calamos.com	67

Evolving World Growth Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES			VALUE

		Information Technology (19.9%)
1,150,000	HKD	AAC Technologies Holdings, Inc.	$3,376,911
5,700		Apple, Inc.#	3,330,168
41,000		Check Point Software Technologies, Ltd.#~	2,383,330
102,000	BRL	Cielo, SA	3,060,829
465,000	INR	HCL Technologies Ltd.	4,511,938
1,700,000	TWD	Hon Hai Precision Industry Company, Ltd.	5,345,100
3,500	KRW	NHN Corp.	791,228
133,500		QUALCOMM, Inc.	8,522,640
7,900	KRW	Samsung Electronics Company, Ltd.	9,669,295
1,190,000	CLP	Sonda, SA	3,544,733
4,835,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	14,292,421
216,000	INR	Tata Consultancy Services, Ltd.	5,094,208
160,000	BRL	Totvs, SA	3,118,327

			67,041,128

		Materials (7.2%)
15,500	GBP	Anglo American, PLC	598,994
152,300	CAD	Barrick Gold Corp.	6,160,761
106,000	CAD	Goldcorp, Inc.	4,059,300
26,000		Newmont Mining Corp.	1,238,900
57,200	GBP	Rio Tinto, PLC	3,206,334
415,500	CAD	Yamana Gold, Inc.	6,094,645
62,000	NOK	Yara International, ASA	3,039,246

			24,398,180

		Telecommunication Services (4.9%)
330,000	HKD	China Mobile, Ltd.	3,650,963
40,000	SEK	Millicom International Cellular, SA	4,233,630
1,424,871	BRL	Tim Participacoes, SA	8,476,792

			16,361,385

		TOTAL COMMON STOCKS (Cost $224,418,909)	242,660,690

RIGHTS (0.0%)#
		Consumer Staples (0.0%)
887	BRL	Companhia de Bebidas das Americas, Rights (Cost $0)	7,664

SHORT TERM INVESTMENT (9.0%)
30,385,577		Fidelity Prime Money Market Fund - Institutional Class (Cost $30,385,577)	30,385,577

TOTAL INVESTMENTS (100.4%) (Cost $319,723,335)			337,916,281

LIABILITIES, LESS OTHER ASSETS (-0.4%)			(1,386,170)

NET ASSETS (100.0%)			$336,530,111

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $832,205.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

68	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments April 30, 2012 (Unaudited)

CURRENCY EXPOSURE

APRIL 30, 2012

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$105,413,830	31.2%
Hong Kong Dollar	36,688,381	10.9%
Brazilian Real	35,330,311	10.5%
New Taiwanese Dollar	25,676,859	7.6%
Indian Rupee	25,161,983	7.4%
South Korean Won	19,576,834	5.8%
Canadian Dollar	19,470,448	5.8%
Danish Krone	14,095,689	4.2%
European Monetary Unit	12,853,609	3.8%
British Pound Sterling	8,829,716	2.6%
Singapore Dollar	8,612,098	2.5%
Swiss Franc	7,375,600	2.2%
Mexican Peso	5,370,779	1.6%
Swedish Krona	4,233,630	1.2%
Chilean Peso	3,544,733	1.0%
Norwegian Krone	3,039,246	0.9%
South African Rand	2,642,535	0.8%
Total Investments	$337,916,281	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	69

Global Equity Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (94.5%)
		Consumer Discretionary (7.0%)
26,100		Amazon.com, Inc.#	$6,052,590
25,000		DIRECTV - Class A#	1,231,750
9,500	KRW	Hyundai Motor Company	2,242,668
1,400		Priceline.com, Inc.#	1,065,148
16,055	CHF	Swatch Group, AG	1,283,412
10,162	CHF	Swatch Group, AG	4,694,926
429,800	HKD	Wynn Macau, Ltd.	1,373,832

			17,944,326

		Consumer Staples (6.7%)
37,500	EUR	Anheuser-Busch InBev, NV	2,702,830
44,000		Coca-Cola Company	3,358,080
166,000	BRL	Companhia de Bebidas das Americas	6,992,178
35,000	EUR	Heineken, NV	1,915,667
26,500		Mead Johnson Nutrition Company	2,267,340

			17,236,095

		Energy (10.1%)
15,500		Apache Corp.	1,487,070
74,800	CAD	Calfrac Well Services, Ltd.	2,052,012
138,000	CAD	Ensign Energy Services, Inc.	1,994,878
69,600		Helmerich & Payne, Inc.	3,576,744
47,100		National Oilwell Varco, Inc.	3,568,296
28,600		Occidental Petroleum Corp.	2,608,892
80,000	GBP	Petrofac, Ltd.	2,259,145
26,800		Schlumberger, Ltd.	1,986,952
95,076	NOK	Subsea 7, SA#	2,462,369
35,150	EUR	Technip, SA	3,991,647

			25,988,005

		Financials (2.2%)
24,500		American Express Company	1,475,145
22,000		Franklin Resources, Inc.	2,761,220
22,900		T. Rowe Price Group, Inc.	1,445,334

			5,681,699

		Health Care (15.3%)
600,000	SGD	Biosensors International Group, Ltd.#	645,535
52,500		Celgene Corp.#	3,828,300
13,800	DKK	Coloplast, A/S - Class B	2,554,866
68,500		Covidien, PLC	3,783,255
35,000	AUD	CSL, Ltd.	1,332,819
66,000		Cubist Pharmaceuticals, Inc.#	2,790,480
1,007,000	MXN	Genomma Lab Internacional, SAB de CV#	1,770,335
13,550		Intuitive Surgical, Inc.#	7,834,610

NUMBER OF SHARES			VALUE

83,300	DKK	Novo Nordisk, A/S - Class B	$12,280,336
72,500	GBP	Shire, PLC	2,362,966

			39,183,502

		Industrials (3.0%)
124,500	CHF	ABB, Ltd.#	2,268,749
300,000	AUD	Boart Longyear, Ltd.	1,292,840
18,000		Eaton Corp.	867,240
5,500	KRW	Samsung Engineering Company, Ltd.	1,041,288
24,700	EUR	Siemens, AG	2,292,664

			7,762,781

		Information Technology (37.2%)
88,200		Accenture, PLC - Class A	5,728,590
24,553		Allot Communications, Ltd.#	602,531
18,890		Apple, Inc.#~	11,036,294
43,000	EUR	ASML Holding, NV	2,187,971
61,000	GBP	Aveva Group, PLC	1,651,719
84,126		Check Point Software Technologies, Ltd.#~	4,890,244
55,000	EUR	Dialog Semiconductor, PLC#	1,211,870
70,000		eBay, Inc.#	2,873,500
75,000		EMC Corp.#	2,115,750
19,450		F5 Networks, Inc.#	2,604,938
11,475		Google, Inc.#~	6,945,014
46,000	JPY	Gree, Inc.	1,244,146
6,800		MasterCard, Inc. - Class A	3,075,436
67,000		Mellanox Technologies, Ltd.#	3,925,530
29,000	CAD	Open Text Corp.#	1,625,773
93,500		Oracle Corp.	2,747,965
130,200		QUALCOMM, Inc.	8,311,968
32,700		Salesforce.com, Inc.#	5,092,371
1,800	KRW	Samsung Electronics Company, Ltd.	2,203,130
143,800	EUR	SAP, AG	9,535,890
33,000		Solarwinds, Inc.#	1,548,030
1,900,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	5,615,709
20,000		Teradata Corp.#	1,395,600
41,000		TIBCO Software, Inc.#	1,348,900
52,200		VMware, Inc. - Class A#	5,831,784

			95,350,653

		Materials (11.1%)
33,000	GBP	Anglo American, PLC	1,275,277
97,650		Barrick Gold Corp.	3,947,990
110,500	CAD	Goldcorp, Inc.	4,231,629
165,100	AUD	Newcrest Mining, Ltd.	4,498,988
73,000		Newmont Mining Corp.	3,478,450
21,500	GBP	Rio Tinto, PLC	1,205,178

70	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Equity Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES			VALUE

7,200	CHF	Syngenta, AG	$2,524,872
309,100	CAD	Yamana Gold, Inc.	4,533,946
58,100	NOK	Yara International, ASA	2,848,068

			28,544,398

		Telecommunication Services (1.9%)
19,200	SEK	Millicom International Cellular, SA#	2,032,142
484,353	BRL	Tim Participacoes, SA	2,881,496

			4,913,638

		TOTAL COMMON STOCKS (Cost $222,755,277)	242,605,097

RIGHTS (0.0%)#
		Consumer Staples (0.0%)
404	BRL	Companhia de Bebidas das Americas, Rights (Cost $0)	3,491

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTIONS (0.3%)#
		Consumer Discretionary (0.0%)
		Amazon.com, Inc.
160		Put, 07/21/12, Strike $140.00	6,960
100		Put, 07/21/12, Strike $150.00	6,100
13		Priceline.com, Inc. Put, 07/21/12, Strike $505.00	3,477

			16,537

		Information Technology (0.3%)
185		Apple, Inc. Put, 01/19/13, Strike $535.00	831,575

		TOTAL PURCHASED OPTIONS (Cost $897,517)	848,112

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENT (7.1%)
18,207,767		Fidelity Prime Money Market Fund - Institutional Class (Cost $18,207,767)	18,207,767

TOTAL INVESTMENTS (101.9%) (Cost $241,860,561)			261,664,467

LIABILITIES, LESS OTHER ASSETS (-1.9%)			(4,927,269)

NET ASSETS (100.0%)			$256,737,198

NUMBER OF CONTRACTS		VALUE

WRITTEN OPTION (-0.1%)#
	Consumer Discretionary (-0.1%)
46	Amazon.com, Inc. Call, 07/21/12, Strike $190.00 (Premium $65,277)	$(204,585)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
UBS AG	Australian Dollar	07/19/12	6,908,000	$7,140,317	$(46,913)
Northern Trust Company	Brazilian Real	07/19/12	10,309,000	5,330,128	217,117
UBS AG	Brazilian Real	07/19/12	2,907,000	1,503,025	17,396
Northern Trust Company	British Pound Sterling	07/19/12	5,386,000	8,736,850	(196,458)
Northern Trust Company	Canadian Dollar	07/19/12	10,227,000	10,334,425	(110,185)
Citibank N.A.	Danish Krone	07/19/12	76,768,000	13,667,592	(156,143)
UBS AG	European Monetary Unit	07/19/12	16,751,000	22,182,609	(266,505)
Citibank N.A.	Hong Kong Dollar	07/19/12	6,063,000	781,682	(77)
Barclays Bank PLC	Japanese Yen	07/19/12	95,051,000	1,191,404	(6,479)
Citibank N.A.	Mexican Peso	07/19/12	48,762,000	3,717,192	(44,031)
Citibank N.A.	New Taiwanese Dollar	07/19/12	79,273,000	2,715,403	(19,134)
UBS AG	Norwegian Krone	07/19/12	19,955,000	3,476,352	(42,842)
Citibank N.A.	Singapore Dollar	07/19/12	612,000	494,657	(3,668)
Northern Trust Company	South Korean Won	07/19/12	3,469,716,000	3,054,429	(16,124)
UBS AG	Swedish Krona	07/19/12	9,817,000	1,456,161	(14,285)
Barclays Bank PLC	Swiss Franc	07/19/12	9,141,000	10,080,912	(136,719)

					$(825,050)

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	07/19/12	320,000	$519,085	$2,789
Northern Trust Company	Mexican Peso	07/19/12	27,266,000	2,078,523	22,993

					$25,782

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $2,781,861.

See accompanying Notes to Financial Statements	www.calamos.com	71

Global Equity Fund    Schedule of Investments April 30, 2012 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2012

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$148,545,210	56.8%
European Monetary Unit	23,838,539	9.1%
Danish Krone	14,835,202	5.7%
Canadian Dollar	14,438,238	5.5%
Swiss Franc	10,771,959	4.1%
Brazilian Real	9,877,165	3.8%
British Pound Sterling	8,754,285	3.4%
Australian Dollar	7,124,647	2.7%
New Taiwanese Dollar	5,615,709	2.1%
South Korean Won	5,487,086	2.1%
Norwegian Krone	5,310,437	2.0%
Swedish Krona	2,032,142	0.8%
Mexican Peso	1,770,335	0.7%
Hong Kong Dollar	1,373,832	0.5%
Japanese Yen	1,244,146	0.5%
Singapore Dollar	645,535	0.2%
Total Investments	$261,664,467	100.0%

Currency exposure may vary over time.

72	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Growth and Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (32.2%)
		Consumer Discretionary (3.0%)
23,113,000		International Game Technology 3.250%, 05/01/14	$25,568,756
27,000,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)§ 3.250%, 03/15/31	23,726,250
31,980,000		Omnicom Group, Inc. 0.000%, 07/01/38	35,297,925
47,500,000		Priceline.com, Inc.* 1.000%, 03/15/18	52,784,375

			137,377,306

		Energy (1.7%)
21,650,000		Chesapeake Energy Corp. 2.500%, 05/15/37	18,889,625
23,500,000		Helix Energy Solutions Group, Inc. 3.250%, 03/15/32	26,936,875
		Technip, SA
19,005,900	EUR	0.250%, 01/01/17	26,604,708
4,298,700	EUR	0.500%, 01/01/16	5,599,428

			78,030,636

		Financials (1.0%)
16,747,000		Leucadia National Corp. 3.750%, 04/15/14	20,347,605
27,500,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	23,293,333

			43,640,938

		Health Care (7.1%)
56,634,000		Amgen, Inc. 0.375%, 02/01/13	58,474,605
		Gilead Sciences, Inc.
60,000,000		1.625%, 05/01/16	79,650,000
15,750,000		1.000%, 05/01/14	20,002,500
20,000,000		Hologic, Inc.‡ 2.000%, 12/15/37	21,650,000
41,500,000		Medtronic, Inc. 1.625%, 04/15/13	41,966,875
23,500,000		Salix Pharmaceuticals, Ltd.* 1.500%, 03/15/19	23,999,375
40,000,000		Shire, PLC 2.750%, 05/09/14	47,236,917
32,000,000		Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	34,880,000

			327,860,272

		Industrials (1.4%)
33,000,000		AGCO Corp.~ 1.250%, 12/15/36	41,951,250
25,000,000		Siemens AG 1.050%, 08/16/17	24,562,500

			66,513,750

PRINCIPAL AMOUNT		VALUE

	Information Technology (15.1%)
45,000,000	Electronic Arts, Inc.* 0.750%, 07/15/16	$41,625,000
98,780,000	EMC Corp. 1.750%, 12/01/13	176,075,350
52,000,000	Intel Corp. 3.250%, 08/01/39	72,995,000
	Lam Research Corp.*
31,000,000	0.500%, 05/15/16	30,883,750
26,933,000	1.250%, 05/15/18	27,067,665
22,000,000	Linear Technology Corp. 3.000%, 05/01/27	23,210,000
45,000,000	Microsoft Corp.* 0.000%, 06/15/13	49,275,000
60,000,000	Nuance Communications, Inc.* 2.750%, 11/01/31	67,500,000
9,306,000	ON Semiconductor Corp. 2.625%, 12/15/26	10,527,413
17,800,000	Rovi Corp. 2.625%, 02/15/40	18,245,000
31,500,000	SanDisk Corp. 1.500%, 08/15/17	32,799,375
37,000,000	Symantec Corp. 1.000%, 06/15/13	39,543,750
29,000,000	Take-Two Interactive Software, Inc.* 1.750%, 12/01/16	29,398,750
45,180,000	TIBCO Software, Inc.* 2.250%, 05/01/32	46,083,600
30,500,000	VeriFone Systems, Inc. 1.375%, 06/15/12	33,740,625

		698,970,278

	Materials (2.9%)
50,200,000	Goldcorp, Inc. 2.000%, 08/01/14	57,918,250
	Newmont Mining Corp.
33,689,000	1.250%, 07/15/14	41,395,359
28,500,000	1.625%, 07/15/17	36,373,125

		135,686,734

	TOTAL CONVERTIBLE BONDS (Cost $1,371,326,247)	1,488,079,914

SYNTHETIC CONVERTIBLE SECURITIES (15.0%)
Corporate Bonds (4.9%)
	Consumer Discretionary (2.1%)
23,500,000	Expedia, Inc. 5.950%, 08/15/20	24,607,414
23,500,000	Gap, Inc. 5.950%, 04/12/21	24,338,809
11,000,000	Hanesbrands, Inc. 6.375%, 12/15/20	11,412,500
12,500,000	J.C. Penney Company, Inc. 7.650%, 08/15/16	13,750,000

See accompanying Notes to Schedule of Investments	www.calamos.com	73

Growth and Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

23,000,000		Limited Brands, Inc. 5.625%, 02/15/22	$23,258,750

			97,367,473

		Energy (1.3%)
25,000,000		Continental Resources, Inc.* 5.000%, 09/15/22	25,406,250
11,000,000		Noble Energy, Inc. 4.150%, 12/15/21	11,530,937
20,555,000		Oil States International, Inc. 6.500%, 06/01/19	21,839,687

			58,776,874

		Financials (0.2%)
12,000,000		Neuberger Berman Group LLC* 5.875%, 03/15/22	12,270,000

		Health Care (0.5%)
10,750,000		Endo Pharmaceuticals Holdings, Inc. 7.000%, 07/15/19	11,529,375
11,000,000		Mylan, Inc.* 6.000%, 11/15/18	11,605,000

			23,134,375

		Industrials (0.2%)
7,694,000		Actuant Corp.* 5.625%, 06/15/22	7,934,438

		Information Technology (0.5%)
10,625,000		Anixter, Inc. 5.625%, 05/01/19	10,917,187
10,750,000		Seagate Technology 6.875%, 05/01/20	11,583,125

			22,500,312

		Materials (0.1%)
4,780,000		Ball Corp. 5.000%, 03/15/22	4,869,625

		TOTAL CORPORATE BONDS	226,853,097

Sovereign Bonds (9.9%)
9,700,000	BRL	Federative Republic of Brazil 10.000%, 01/01/14	53,436,891
		Government of Canada
75,000,000	CAD	2.000%, 12/01/14	77,017,260
13,000,000	CAD	2.000%, 06/01/16	13,382,953
		Government of New Zealand
25,500,000	NZD	6.000%, 04/15/15	22,790,557
25,000,000	NZD	6.500%, 04/15/13	21,211,672
		Government of Singapore
55,000,000	SGD	1.375%, 10/01/14	45,699,911
48,043,000	SGD	2.375%, 04/01/17	42,320,118
7,249,000	SGD	1.125%, 04/01/16	6,038,326
		Kingdom of Norway
240,000,000	NOK	4.250%, 05/19/17	47,310,985
100,000,000	NOK	5.000%, 05/15/15	19,276,772
97,000,000	NOK	6.500%, 05/15/13	17,805,240

PRINCIPAL AMOUNT			VALUE

560,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	$88,917,965

		TOTAL SOVEREIGN BONDS	455,208,650

NUMBER OF CONTRACTS			VALUE

Purchased Options (0.2%)#
		Energy (0.0%)
6,750		Chesapeake Energy Corp. Call, 01/19/13, Strike $30.00	300,375

		Information Technology (0.2%)
665		Apple, Inc. Call, 01/19/13, Strike $500.00	7,635,863

		TOTAL PURCHASED OPTIONS	7,936,238

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $658,069,971)	689,997,985

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (4.8%)
		Energy (3.2%)
1,552,000		Apache Corp.~ 6.000%	82,442,240
76,100		Chesapeake Energy Corp.* 5.750%	65,926,500

			148,368,740

		Financials (1.6%)
690,000		Affiliated Managers Group, Inc. 5.150%	29,799,375
41,000		Wells Fargo & Company 7.500%	45,921,230

			75,720,605

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $230,959,180)	224,089,345

COMMON STOCKS (45.2%)
		Consumer Discretionary (1.7%)
350,000		Amazon.com, Inc.#~	81,165,000

		Consumer Staples (3.0%)
1,050,000		Coca-Cola Company~	80,136,000
690,000		Mead Johnson Nutrition Company	59,036,400

			139,172,400

		Energy (4.4%)
1,100,000		Helmerich & Payne, Inc.	56,529,000
425,000		National Oilwell Varco, Inc.	32,198,000
480,000		Occidental Petroleum Corp.	43,785,600

74	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES			VALUE

950,000		Schlumberger, Ltd.	$70,433,000

			202,945,600

		Financials (2.8%)
375,000		Franklin Resources, Inc.	47,066,250
1,275,000		T. Rowe Price Group, Inc.	80,471,625

			127,537,875

		Health Care (5.4%)
475,000		Biogen Idec, Inc.#	63,654,750
925,000		Johnson & Johnson	60,208,250
1,850,000		Merck & Company, Inc.	72,594,000
360,000	DKK	Novo Nordisk, A/S - Class B	53,072,282

			249,529,282

		Industrials (3.9%)
2,400,000	CHF	ABB, Ltd.#	43,734,920
765,000		Dover Corp.	47,934,900
1,800,000		Eaton Corp.	86,724,000

			178,393,820

		Information Technology (20.4%)
1,100,000		Accenture, PLC - Class A	71,445,000
101,741		Check Point Software Technologies, Ltd.#	5,914,204
3,000,000		Cisco Systems, Inc.~	60,450,000
2,750,000		Dell, Inc. #~	45,017,500
3,120,000		eBay, Inc.#~	128,076,000
1,575,000		Intel Corp.	44,730,000
130,000		MasterCard, Inc. - Class A	58,795,100
2,880,325		Microsoft Corp.	92,228,007
4,500,000		Oracle Corp.	132,255,000
1,910,000		QUALCOMM, Inc.	121,934,400
830,000		SAP, AG	55,020,700
1,100,000		Teradata Corp.#	76,758,000
3,150,000		Yahoo!, Inc.#~	48,951,000

			941,574,911

		Materials (3.6%)
1,750,000		Barrick Gold Corp.	70,752,500
510,000		Cliffs Natural Resources, Inc.	31,752,600
450,000		Mosaic Company	23,769,000
2,750,000		Yamana Gold, Inc.	40,425,000

			166,699,100

		TOTAL COMMON STOCKS (Cost $1,674,113,550)	2,087,017,988

NUMBER OF CONTRACTS		VALUE

PURCHASED OPTIONS (0.1%)#
	Consumer Discretionary (0.0%)
3,500	Amazon.com, Inc. Put, 07/21/12, Strike $140.00	$152,250

	Information Technology (0.1%)
61,000	EMC Corp. Put, 10/20/12, Strike $25.00	5,032,500

	TOTAL PURCHASED OPTIONS (Cost $10,015,947)	5,184,750

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (2.0%)
91,119,248	Fidelity Prime Money Market Fund - Institutional Class (Cost $91,119,248)	91,119,248

TOTAL INVESTMENTS (99.3%) (Cost $4,035,604,143)		4,585,489,230

OTHER ASSETS, LESS LIABILITIES (0.7%)		30,466,970

NET ASSETS (100.0%)		$4,615,956,200

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.3%)#
	Consumer Discretionary (-0.1%)
1,002	Amazon.com, Inc. Call, 07/21/12, Strike $190.00	(4,456,395)

	Information Technology (-0.2%)
25,000	EMC Corp. Call, 01/18/14, Strike $30.00	(7,937,500)

	TOTAL WRITTEN OPTIONS (Premium $8,760,030)	(12,393,895)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	07/19/12	32,972,000	$53,485,224	$(1,202,677)
Citibank N.A.	Danish Krone	07/19/12	272,242,000	48,469,319	(553,730)
UBS AG	European Monetary Unit	07/19/12	74,914,000	99,205,298	(1,191,866)
Barclays Bank PLC	Swiss Franc	07/19/12	42,782,000	47,181,005	(639,878)

					$(3,588,151)

See accompanying Notes to Schedule of Investments	www.calamos.com	75

Growth and Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2012, the value of 144A securities that could not be exchanged to the registered form is $458,419,015 or 9.9% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2012.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $53,634,127.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

76	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (35.9%)
		Consumer Discretionary (3.2%)
70,000,000	HKD	Hengdeli Holdings, Ltd. 2.500%, 10/20/15	$9,174,052
10,000,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)§ 3.250%, 03/15/31	8,787,500
15,100,000		Omnicom Group, Inc. 0.000%, 07/01/38	16,666,625
18,000,000		Priceline.com, Inc.* 1.000%, 03/15/18	20,002,500

			54,630,677

		Consumer Staples (3.4%)
1,260,000,000	JPY	Asahi Group Holdings, Ltd. 0.000%, 05/26/28	16,642,975
		Unicharm Corp.
2,060,000,000	JPY	0.000%, 09/24/15	31,065,618
640,000,000	JPY	0.000%, 09/24/13	9,455,831

			57,164,424

		Energy (5.1%)
39,500,000		Subsea 7, SA 2.250%, 10/11/13	48,405,715
		Technip, SA
21,350,000	EUR	0.500%, 01/01/16	27,810,221
7,041,200	EUR	0.250%, 01/01/17	9,856,364

			86,072,300

		Financials (3.2%)
13,400,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	14,823,750
3,730,000		Leucadia National Corp. 3.750%, 04/15/14	4,531,950
41,500,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	35,151,758

			54,507,458

		Health Care (6.4%)
23,850,000		Gilead Sciences, Inc. 1.625%, 05/01/16	31,660,875
1,270,000,000	JPY	Sawai Pharmaceutical Company, Ltd. 0.000%, 09/17/15	17,046,281
36,300,000		Shire, PLC 2.750%, 05/09/14	42,867,502
7,725,000		Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	8,420,250
5,800,000	EUR	UCB, SA 4.500%, 10/22/15	8,965,472

			108,960,380

		Industrials (1.0%)
17,750,000		Siemens AG 1.050%, 08/16/17	17,439,375

PRINCIPAL AMOUNT			VALUE

		Information Technology (7.6%)
4,000,000		Dialog Semiconductor, PLC 1.000%, 04/12/17	$4,263,730
14,300,000		EMC Corp. 1.750%, 12/01/13	25,489,750
8,800,000		Hon Hai Precision Industry Company, Ltd. 0.000%, 10/12/13	8,838,501
20,400,000		Intel Corp. 3.250%, 08/01/39	28,636,500
8,100,000		Linear Technology Corp. 3.000%, 05/01/27	8,545,500
15,600,000		Microsoft Corp.* 0.000%, 06/15/13	17,082,000
16,300,000		Nuance Communications, Inc.* 2.750%, 11/01/31	18,337,500
17,000,000		TIBCO Software, Inc.* 2.250%, 05/01/32	17,340,000

			128,533,481

		Materials (4.9%)
14,000,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	14,980,000
32,000,000		Goldcorp, Inc. 2.000%, 08/01/14	36,920,000
		Newmont Mining Corp.
16,600,000		1.625%, 07/15/17	21,185,750
8,300,000		1.250%, 07/15/14	10,198,625

			83,284,375

		Telecommunication Services (1.1%)
16,500,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	17,746,475

		TOTAL CONVERTIBLE BONDS (Cost $582,976,121)	608,338,945

SYNTHETIC CONVERTIBLE SECURITIES (14.2%)
Corporate Bonds (3.3%)
		Consumer Discretionary (1.0%)
25,000,000	CNY	BSH Bosch und Siemens Hausgerate, GmbH 2.375%, 09/29/14	3,915,252
4,400,000		Expedia, Inc. 5.950%, 08/15/20	4,607,346
4,500,000		Gap, Inc. 5.950%, 04/12/21	4,660,623
4,400,000		Limited Brands, Inc. 5.625%, 02/15/22	4,449,500

			17,632,721

		Consumer Staples (0.2%)
27,000,000	CNY	Tesco, PLC 1.750%, 09/01/14	4,228,079

		Energy (0.5%)
4,500,000		Continental Resources, Inc.* 5.000%, 09/15/22	4,573,125

See accompanying Notes to Schedule of Investments	www.calamos.com	77

Global Growth and Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

4,100,000		Oil States International, Inc. 6.500%, 06/01/19	$4,356,250

			8,929,375

		Financials (1.0%)
		Caterpillar, Inc.
100,000,000	CNY	1.350%, 07/12/13	15,598,618
5,500,000	CNY	2.000%, 12/01/12	869,544

			16,468,162

		Health Care (0.3%)
4,150,000		Mylan, Inc.* 6.000%, 11/15/18	4,378,250

		Telecommunication Services (0.3%)
28,000,000	CNY	America Movil, SAB de CV 3.500%, 02/08/15	4,490,006

		TOTAL CORPORATE BONDS	56,126,593

Sovereign Bonds (10.6%)
		Federative Republic of Brazil
2,640,000	BRL	10.000%, 01/01/14	14,543,649
800,000	BRL	10.000%, 01/01/13	4,374,741
		Government of Canada
27,000,000	CAD	2.000%, 12/01/14	27,726,213
14,100,000	CAD	2.000%, 06/01/16	14,515,356
		Government of New Zealand
10,000,000	NZD	6.000%, 04/15/15	8,937,473
7,800,000	NZD	6.500%, 04/15/13	6,618,042
		Government of Singapore
19,800,000	SGD	1.375%, 10/01/14	16,451,968
17,628,000	SGD	2.375%, 04/01/17	15,528,153
4,404,000	SGD	1.125%, 04/01/16	3,668,477
		Kingdom of Norway
112,500,000	NOK	4.250%, 05/19/17	22,177,024
32,000,000	NOK	5.000%, 05/15/15	6,168,567
30,000,000	NOK	6.500%, 05/15/13	5,506,775
213,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	33,820,583

		TOTAL SOVEREIGN BONDS	180,037,021

NUMBER OF CONTRACTS			VALUE

Purchased Options (0.3%)#
		Information Technology (0.3%)
295		Apple, Inc. Call, 01/19/13, Strike $500.00	3,387,338
610		VMware, Inc. Class A Call, 01/18/14, Strike $110.00	1,531,100

		TOTAL PURCHASED OPTIONS	4,918,438

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $226,574,347)	241,082,052

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (1.4%)
		Energy (1.4%)
149,000		Apache Corp.~ 6.000%	$7,914,880
17,400		Chesapeake Energy Corp.* 5.750%	15,089,000

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $30,414,504)	23,003,880

COMMON STOCKS (46.6%)
		Consumer Discretionary (3.1%)
195,025	CHF	Swatch Group, AG	15,589,997
81,753	CHF	Swatch Group, AG	37,770,543

			53,360,540

		Consumer Staples (7.8%)
400,000	JPY	Asahi Group Holdings, Ltd.	9,006,895
535,000		Coca-Cola Company~	40,831,200
473,500	EUR	Danone, SA	33,333,971
810,000	GBP	Diageo, PLC	20,430,850
170,000	EUR	Heineken, NV	9,304,666
310,000	CHF	Nestlé, SA	18,999,676

			131,907,258

		Energy (3.1%)
414,500		Helmerich & Payne, Inc.	21,301,155
110,000		National Oilwell Varco, Inc.	8,333,600
324,000		Schlumberger, Ltd.	24,021,360

			53,656,115

		Financials (1.8%)
163,000		Franklin Resources, Inc.	20,458,130
162,000		T. Rowe Price Group, Inc.	10,224,630

			30,682,760

		Health Care (8.1%)
329,000		Covidien, PLC	18,170,670
252,000		Johnson & Johnson	16,402,680
285,000	CHF	Novartis, AG	15,736,632
564,000	DKK	Novo Nordisk, A/S - Class B	83,146,576
42,300	JPY	Sawai Pharmaceutical Company, Ltd.	4,457,678

			137,914,236

		Industrials (1.4%)
835,000	CHF	ABB, Ltd.#	15,216,108
90,000	EUR	Siemens, AG	8,353,837

			23,569,945

		Information Technology (15.9%)
222,000	EUR	ASML Holding, NV	11,296,035
411,760		Check Point Software Technologies, Ltd.#	23,935,609

78	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES			VALUE

1,105,000		Cisco Systems, Inc.	$22,265,750
1,030,000		Dell, Inc.~#	16,861,100
187,000	EUR	Dialog Semiconductor, PLC#	4,120,356
428,000		eBay, Inc.#	17,569,400
4,100,000	TWD	Hon Hai Precision Industry Company, Ltd.	12,891,123
530,000		Microsoft Corp.	16,970,600
622,500		QUALCOMM, Inc.	39,740,400
982,000	EUR	SAP, AG	65,119,914
6,400,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	18,916,074
1,250,000		Yahoo!, Inc.#	19,425,000

			269,111,361

		Materials (4.6%)
803,500	CAD	Barrick Gold Corp.	32,502,769
1,169,400	AUD	Newcrest Mining, Ltd.	31,866,240
244,000	GBP	Rio Tinto, PLC	13,677,367

			78,046,376

		Telecommunication Services (0.8%)
125,000	SEK	Millicom International Cellular, SA	13,230,095

		TOTAL COMMON STOCKS (Cost $715,844,509)	791,478,686

SHORT TERM INVESTMENT (2.0%)
33,629,814		Fidelity Prime Money Market Fund - Institutional Class (Cost $33,629,814)	33,629,814

TOTAL INVESTMENTS (100.1%) (Cost $1,589,439,295)			1,697,533,377

LIABILITIES, LESS OTHER ASSETS (-0.1%)			(1,051,632)

NET ASSETS (100.0%)			$1,696,481,745

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
UBS AG	Australian Dollar	07/19/12	32,143,000	$33,223,974	$(218,288)
Northern Trust Company	British Pound Sterling	07/19/12	54,958,000	89,149,610	(2,004,633)
Northern Trust Company	Canadian Dollar	07/19/12	21,461,000	21,686,427	(231,220)
Citibank N.A.	Danish Krone	07/19/12	427,243,000	76,065,328	(868,996)
UBS AG	European Monetary Unit	07/19/12	125,259,000	165,874,956	(1,992,844)
Citibank N.A.	Hong Kong Dollar	07/19/12	147,055,000	18,959,295	(1,860)
Barclays Bank PLC	Japanese Yen	07/19/12	6,606,359,000	82,806,514	(1,147,326)
Citibank N.A.	New Taiwanese Dollar	07/19/12	821,732,000	28,147,462	(198,344)
UBS AG	Norwegian Krone	07/19/12	173,834,000	30,283,546	(373,209)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
UBS AG	Swedish Krona	07/19/12	63,911,000	$9,479,953	$(92,998)
Barclays Bank PLC	Swiss Franc	07/19/12	90,558,000	99,869,511	(1,354,450)

					$(8,484,168)

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	Australian Dollar	07/19/12	2,537,000	$2,622,320	$23,052
Northern Trust Company	Hong Kong Dollar	07/19/12	20,671,000	2,665,041	222

					$23,274

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2012, the value of 144A securities that could not be exchanged to the registered form is $92,229,250 or 5.4% of net assets.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $6,389,871.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	79

Global Growth and Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

CURRENCY EXPOSURE

APRIL 30, 2012

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$848,258,883	50.0%
European Monetary Unit	178,160,836	10.5%
Swiss Franc	103,312,956	6.1%
Japanese Yen	87,675,278	5.1%
Danish Krone	83,146,576	4.9%
Canadian Dollar	74,744,338	4.4%
Singapore Dollar	70,800,356	4.2%
Swedish Krona	47,050,678	2.8%
British Pound Sterling	34,108,217	2.0%
Norwegian Krone	33,852,366	2.0%
Australian Dollar	31,866,240	1.9%
New Taiwanese Dollar	31,807,197	1.9%
Chinese Yuan Renminbi	29,101,499	1.7%
Brazilian Real	18,918,390	1.1%
New Zealand Dollar	15,555,515	0.9%
Hong Kong Dollar	9,174,052	0.5%
Total Investments	$1,697,533,377	100.0%

Currency exposure may vary over time.

80	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Convertible Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (61.9%)
		Consumer Discretionary (4.1%)
		Omnicom Group, Inc.
19,400,000		0.000%, 07/01/38	$21,412,750
12,000,000		0.000%, 07/31/32	12,300,000
46,500,000		Priceline.com, Inc.* 1.000%, 03/15/18	51,673,125

			85,385,875

		Consumer Staples (4.1%)
15,000,000		Smithfield Foods, Inc. 4.000%, 06/30/13	16,631,250
28,000,000		Tyson Foods, Inc. - Series A 3.250%, 10/15/13	33,740,000
		Unicharm Corp.
1,200,000,000	JPY	0.000%, 09/24/13	17,729,684
1,150,000,000	JPY	0.000%, 09/24/15	17,342,456

			85,443,390

		Energy (4.8%)
48,750,000		Chesapeake Energy Corp. 2.750%, 11/15/35	45,459,375
13,400,000		Hornbeck Offshore Services, Inc.‡ 1.625%, 11/15/26	14,405,000
18,000,000		Subsea 7, SA 2.250%, 10/11/13	22,058,301
		Technip, SA
10,391,900	EUR	0.250%, 01/01/17	14,546,718
3,684,600	EUR	0.500%, 01/01/16	4,799,510

			101,268,904

		Financials (1.7%)
3,168,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	3,504,600
14,250,000		Leucadia National Corp. 3.750%, 04/15/14	17,313,750
16,000,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	13,552,485

			34,370,835

		Health Care (14.8%)
66,650,000		Amgen, Inc. 0.375%, 02/01/13	68,816,125
22,500,000		Endo Pharmaceuticals Holdings, Inc. 1.750%, 04/15/15	29,756,250
62,000,000		Gilead Sciences, Inc. 1.625%, 05/01/16	82,305,000
		Hologic, Inc.‡
37,500,000		2.000%, 12/15/37	40,593,750
23,500,000		2.000%, 03/01/42	22,325,000
9,351,000		LifePoint Hospitals, Inc. 3.500%, 05/15/14	9,760,106
22,725,000		Teleflex, Inc. 3.875%, 08/01/17	27,014,344

PRINCIPAL AMOUNT		VALUE

27,350,000	Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	$29,811,500

		310,382,075

	Industrials (3.2%)
21,000,000	Navistar International Corp. 3.000%, 10/15/14	21,761,250
22,000,000	Siemens AG 1.050%, 08/16/17	21,615,000
22,000,000	Trinity Industries, Inc. 3.875%, 06/01/36	23,265,000

		66,641,250

	Information Technology (23.9%)
15,150,000	Anixter International, Inc.~ 1.000%, 02/15/13	18,236,812
51,000,000	EMC Corp. 1.750%, 12/01/13	90,907,500
68,500,000	Intel Corp. 3.250%, 08/01/39	96,156,875
23,000,000	Lam Research Corp.* 0.500%, 05/15/16	22,913,750
19,814,000	1.250%, 05/15/18	19,913,070
43,000,000	Linear Technology Corp. 3.000%, 05/01/27	45,365,000
26,429,000	Microsoft Corp.* 0.000%, 06/15/13	28,939,755
26,300,000	Nuance Communications, Inc.* 2.750%, 11/01/31	29,587,500
13,069,000	ON Semiconductor Corp. 2.625%, 12/15/26	14,457,839
58,300,000	SanDisk Corp. 1.500%, 08/15/17	60,704,875
48,697,000	Symantec Corp. 1.000%, 06/15/13	52,044,919
21,000,000	TIBCO Software, Inc.* 2.250%, 05/01/32	21,420,000

		500,647,895

	Materials (4.6%)
18,000,000	AngloGold Ashanti, Ltd. 3.500%, 05/22/14	19,260,000
16,977,000	Goldcorp, Inc. 2.000%, 08/01/14	19,587,214
	Newmont Mining Corp.
24,750,000	1.250%, 07/15/14	30,411,562
9,100,000	1.625%, 07/15/17	11,613,875
13,728,000	Steel Dynamics, Inc. 5.125%, 06/15/14	14,894,880

		95,767,531

	Telecommunication Services (0.7%)
12,000,000	tw telecom, Inc. 2.375%, 04/01/26	14,745,000

	TOTAL CONVERTIBLE BONDS (Cost $1,223,347,829)	1,294,652,755

See accompanying Notes to Schedule of Investments	www.calamos.com	81

Convertible Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

SYNTHETIC CONVERTIBLE SECURITIES (13.5%)
Corporate Bonds (0.9%)
		Energy (0.5%)
9,100,000		Oil States International, Inc. 6.500%, 06/01/19	$9,668,750

		Information Technology (0.4%)
8,915,000		Anixter, Inc. 5.625%, 05/01/19	9,160,163

		TOTAL CORPORATE BONDS	18,828,913

Sovereign Bonds (11.1%)
48,150,000	CAD	Government of Canada 2.000%, 12/01/14	49,445,081
		Government of New Zealand
22,000,000	NZD	6.000%, 04/15/15	19,662,441
19,000,000	NZD	6.500%, 04/15/13	16,120,871
		Government of Singapore
42,000,000	SGD	1.375%, 10/01/14	34,898,114
19,000,000	SGD	2.375%, 04/01/17	16,736,720
		Kingdom of Norway
130,000,000	NOK	4.250%, 05/19/17	25,626,783
120,000,000	NOK	6.500%, 05/15/13	22,027,102
300,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	47,634,624

		TOTAL SOVEREIGN BONDS	232,151,736

NUMBER OF CONTRACTS			VALUE

Purchased Options (1.5%)#
		Information Technology (1.5%)
5,000		Accenture, PLC Call, 01/18/14, Strike $65.00	3,825,000
335		Apple, Inc. Call, 01/19/13, Strike $500.00	3,846,638
5,200	EUR	ASML Holding, NV Call, 06/21/13, Strike $36.00	4,154,036
3,000		Celgene Corp. Call, 01/18/14, Strike $75.00	3,165,000
5,850		Check Point Software Technologies, Ltd. Call, 01/19/13, Strike $55.00	4,153,500
4,250		ebay, Inc. Call, 01/18/14, Strike $40.00	3,410,625
500		MasterCard, Inc. Call, 01/18/14, Strike $420.00	4,841,250
6,300	EUR	SAP, AG Call, 06/21/13, Strike $48.00	4,699,202

		TOTAL PURCHASED OPTIONS	32,095,251

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $260,045,114)	283,075,900

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (5.2%)
		Energy (3.8%)
1,225,000		Apache Corp.~ 6.000%	$65,072,000
16,000		Chesapeake Energy Corp.* 5.750%	13,840,000

			78,912,000

		Financials (1.4%)
		Affiliated Managers Group, Inc.
425,000		5.150%	18,354,687
216,808		5.100%	10,840,400

			29,195,087

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $106,429,165)	108,107,087

COMMON STOCKS (14.0%)
		Consumer Discretionary (1.2%)
93,345	CHF	Swatch Group, AG	7,461,855
37,264	CHF	Swatch Group, AG	17,216,267

			24,678,122

		Energy (2.3%)
500,000		Helmerich & Payne, Inc.	25,695,000
280,000		National Oilwell Varco, Inc.	21,212,800

			46,907,800

		Financials (1.2%)
200,000		Franklin Resources, Inc.	25,102,000

		Industrials (2.3%)
400,000		Dover Corp.	25,064,000
485,000		Eaton Corp.	23,367,300

			48,431,300

		Information Technology (7.0%)
875,000		CA, Inc.	23,117,500
1,250,000		Microsoft Corp.	40,025,000
850,000		QUALCOMM, Inc.	54,264,000
450,000		SAP, AG	29,830,500

			147,237,000

		TOTAL COMMON STOCKS (Cost $238,692,587)	292,356,222

SHORT TERM INVESTMENT (3.9%)
81,134,007		Fidelity Prime Money Market Fund - Institutional Class (Cost $81,134,007)	81,134,007

TOTAL INVESTMENTS (98.5%) (Cost $1,909,648,702)			2,059,325,971

OTHER ASSETS, LESS LIABILITIES (1.5%)			31,907,031

NET ASSETS (100.0%)			$2,091,233,002

82	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments April 30, 2012 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	07/19/12	21,066,000	$34,172,016	$(768,397)
UBS AG	European Monetary Unit	07/19/12	43,455,000	57,545,535	(691,360)
Citibank N.A.	Hong Kong Dollar	07/19/12	59,096,000	7,619,044	(748)
Barclays Bank PLC	Japanese Yen	07/19/12	2,537,783,000	31,809,498	(440,736)
UBS AG	Norwegian Krone	07/19/12	79,215,000	13,800,011	(170,069)
Barclays Bank PLC	Swiss Franc	07/19/12	22,218,000	24,502,538	(332,308)

					$(2,403,618)

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	07/19/12	9,945,000	$16,132,189	$86,678
Northern Trust Company	Hong Kong Dollar	07/19/12	42,181,000	5,438,251	453
Citibank N.A.	Swiss Franc	07/19/12	1,606,000	1,771,135	4,896

					$92,027

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2012, the value of 144A securities that could not be exchanged to the registered form is $188,287,200 or 9.0% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2012.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $2,014,685.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	83

Total Return Bond Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CORPORATE BONDS (57.7%)
		Consumer Discretionary (5.0%)
4,000,000	CNY	BSH Bosch und Siemens Hausgerate, GmbH 2.375%, 09/29/14	$626,440
1,000,000		DIRECTV Financing Company, Inc. 4.750%, 10/01/14	1,083,935
1,000,000		DIRECTV Holdings, LLC 3.550%, 03/15/15	1,058,658
1,500,000		Hasbro, Inc. 6.125%, 05/15/14	1,635,027
500,000		Interpublic Group of Companies, Inc. 4.000%, 03/15/22	500,780
250,000		J.C. Penney Company, Inc. 9.000%, 08/01/12	255,000
2,000,000		Lowe’s Companies, Inc. 1.625%, 04/15/17	2,003,646
1,010,000		Macy’s Retail Holdings, Inc. 3.875%, 01/15/22	1,041,884
2,000,000		Mattel, Inc. 2.500%, 11/01/16	2,064,036
500,000		Time Warner, Inc. 3.150%, 07/15/15	529,655
1,000,000		Walt Disney Company 0.875%, 12/01/14	1,004,897

			11,803,958

		Consumer Staples (3.3%)
1,000,000		Altria Group, Inc. 9.250%, 08/06/19	1,366,427
1,000,000		Anheuser-Busch InBev, NV 3.000%, 10/15/12	1,011,326
1,000,000		Archer-Daniels-Midland Company‡ 0.670%, 08/13/12	1,001,176
2,000,000		Coca-Cola Company 3.625%, 03/15/14	2,116,472
1,000,000		Kellogg Company 4.450%, 05/30/16	1,116,768
1,000,000		Philip Morris International, Inc. 6.875%, 03/17/14	1,118,101

			7,730,270

		Energy (6.0%)
1,000,000		Chesapeake Energy Corp. 6.500%, 08/15/17	1,002,500
1,000,000		ConocoPhillips 5.750%, 02/01/19	1,234,046
1,000,000		Continental Resources, Inc.* 5.000%, 09/15/22	1,016,250
814,000		Frontier Oil Corp. 6.875%, 11/15/18	854,700
1,000,000		Hess Corp. 8.125%, 02/15/19	1,301,649

PRINCIPAL AMOUNT			VALUE

1,000,000		Noble Holding International, Ltd. 3.450%, 08/01/15	$1,058,475
2,000,000		Occidental Petroleum Corp. 1.750%, 02/15/17	2,031,704
1,000,000		Rowan Companies, Inc. 7.875%, 08/01/19	1,205,204
2,000,000		Schlumberger Investment, SA* 1.950%, 09/14/16	2,044,174
1,000,000		SESI, LLC 6.375%, 05/01/19	1,045,000
600,000		SM Energy Company 6.500%, 11/15/21	636,000
500,000		Tennessee Gas Pipeline Company 8.000%, 02/01/16	585,347

			14,015,049

		Financials (8.1%)
1,000,000		AON Corp. 5.000%, 09/30/20	1,113,036
1,500,000		Berkshire Hathaway Finance Corp. 5.000%, 08/15/13	1,584,912
1,000,000		BlackRock, Inc. 3.500%, 12/10/14	1,069,754
		Caterpillar, Inc.
13,000,000	CNY	2.000%, 12/01/12	2,055,287
13,000,000	CNY	1.350%, 07/12/13	2,027,820
250,000		CME Group Index Services, LLC* 4.400%, 03/15/18	273,392
1,000,000		CME Group, Inc. 5.750%, 02/15/14	1,088,638
1,000,000		Franklin Resources, Inc. 3.125%, 05/20/15	1,054,563
		John Deere Capital Corp.
1,000,000		3.150%, 10/15/21	1,040,697
1,000,000		1.250%, 12/02/14	1,013,602
1,500,000		JPMorgan Chase & Company‡ 1.266%, 01/24/14	1,508,295
1,000,000		PACCAR Financial Corp. 1.600%, 03/15/17	1,002,046
1,000,000		Prudential Financial, Inc. 4.750%, 09/17/15	1,087,416
1,000,000		US Bancorp 4.200%, 05/15/14	1,068,709
2,000,000		Xstrata Canada Financial Corp.* 3.600%, 01/15/17	2,080,084

			19,068,251

		Health Care (4.2%)
1,500,000		Biogen Idec, Inc. 6.000%, 03/01/13	1,562,197
1,000,000		Gilead Sciences, Inc. 2.400%, 12/01/14	1,035,874
500,000		Mylan, Inc.* 7.625%, 07/15/17	556,250

84	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

1,000,000	Quest Diagnostics, Inc.‡ 1.324%, 03/24/14	$1,008,590
2,000,000	St. Jude Medical, Inc. 3.750%, 07/15/14	2,123,104
1,500,000	Teva Pharmaceutical Industries, Ltd. 3.000%, 06/15/15	1,579,413
	Thermo Fisher Scientific, Inc.
1,500,000	2.250%, 08/15/16	1,566,450
500,000	2.050%, 02/21/14	513,077

		9,944,955

	Industrials (9.0%)
1,000,000	AGCO Corp.* 5.875%, 12/01/21	1,069,435
3,000,000	Danaher Corp. 1.300%, 06/23/14	3,050,541
1,500,000	Eaton Corp. 5.750%, 07/15/12	1,515,903
1,500,000	Emerson Electric Company 4.125%, 04/15/15	1,642,674
2,000,000	Express Scripts Holding Co.* 2.650%, 02/15/17	2,038,234
2,000,000	Fluor Corp. 3.375%, 09/15/21	2,054,208
1,500,000	Goodrich Corp. 6.125%, 03/01/19	1,812,082
	Joy Global, Inc.
1,500,000	6.000%, 11/15/16	1,710,825
1,500,000	5.125%, 10/15/21	1,657,783
1,000,000	Northrop Grumman Corp. 3.700%, 08/01/14	1,057,999
1,495,000	Parker-Hannifin Corp. 5.500%, 05/15/18	1,792,305
1,500,000	United Parcel Service, Inc. 3.875%, 04/01/14	1,593,587

		20,995,576

	Information Technology (16.4%)
1,000,000	Adobe Systems, Inc. 3.250%, 02/01/15	1,055,643
	Agilent Technologies, Inc.
1,500,000	5.500%, 09/14/15	1,690,653
500,000	6.500%, 11/01/17	609,655
500,000	2.500%, 07/15/13	508,096
	Amphenol Corp.
2,000,000	4.750%, 11/15/14	2,169,464
2,000,000	4.000%, 02/01/22	2,052,472
1,500,000	Analog Devices, Inc. 3.000%, 04/15/16	1,592,739
1,000,000	Anixter International, Inc. 5.950%, 03/01/15	1,047,500
890,000	Anixter, Inc. 5.625%, 05/01/19	914,475
2,000,000	BMC Software, Inc. 4.250%, 02/15/22	2,041,672

PRINCIPAL AMOUNT		VALUE

	Brocade Communications Systems, Inc.
500,000	6.625%, 01/15/18	$527,500
100,000	6.875%, 01/15/20	109,750
1,000,000	CA, Inc. 5.375%, 12/01/19	1,116,776
1,000,000	Cisco Systems, Inc.‡ 0.724%, 03/14/14	1,005,754
3,000,000	eBay, Inc. 3.250%, 10/15/20	3,116,196
2,000,000	Google, Inc. 1.250%, 05/19/14	2,033,058
2,000,000	Intel Corp. 1.950%, 10/01/16	2,071,594
	International Business Machines Corp.
1,050,000	2.100%, 05/06/13	1,067,808
1,000,000	2.000%, 01/05/16	1,035,375
1,000,000	Jabil Circuit, Inc. 7.750%, 07/15/16	1,141,250
1,500,000	Juniper Networks, Inc. 3.100%, 03/15/16	1,563,583
	Lexmark International, Inc.
1,500,000	6.650%, 06/01/18	1,722,465
500,000	5.900%, 06/01/13	520,478
1,500,000	National Semiconductor Corp. 3.950%, 04/15/15	1,635,042
1,500,000	Oracle Corp. 3.750%, 07/08/14	1,604,331
3,000,000	Symantec Corp. 2.750%, 09/15/15	3,123,342
	Xerox Corp.
1,000,000	4.250%, 02/15/15	1,066,395
250,000	1.318%, 05/16/14‡	248,878

		38,391,944

	Materials (5.2%)
	Anglo American, PLC*
1,000,000	9.375%, 04/08/14	1,145,404
1,000,000	4.450%, 09/27/20	1,053,178
190,000	Ball Corp. 5.000%, 03/15/22	193,563
	Barrick Gold Corp.
1,000,000	6.950%, 04/01/19	1,231,521
1,000,000	1.750%, 05/30/14	1,014,596
2,000,000	Ecolab, Inc. 2.375%, 12/08/14	2,071,524
1,500,000	Newmont Mining Corp. 5.125%, 10/01/19	1,694,410
1,500,000	Potash Corp. of Saskatchewan, Inc. 3.250%, 12/01/17	1,613,598
2,000,000	Rio Tinto Finance USA, Ltd. 1.875%, 11/02/15	2,047,276

		12,065,070

See accompanying Notes to Schedule of Investments	www.calamos.com	85

Total Return Bond Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

		Telecommunication Services (0.5%)
1,000,000		American Tower Corp. 5.900%, 11/01/21	$1,126,139

		TOTAL CORPORATE BONDS (Cost $128,016,282)	135,141,212

CONVERTIBLE BONDS (0.5%)
		Information Technology (0.5%)
1,000,000		Nuance Communications, Inc.* 2.750%, 11/01/31 (Cost $1,077,692)	1,125,000

SOVEREIGN BONDS (19.6%)
255,000	BRL	Federative Republic of Brazil 10.000%, 01/01/14	1,404,784
8,150,000	CAD	Government of Canada 3.000%, 06/01/14	8,528,191
11,350,000	NZD	Government of New Zealand 6.000%, 04/15/15	10,144,032
10,000,000	SGD	Government of Singapore 2.375%, 04/01/17	8,808,800
45,000,000	NOK	Kingdom of Norway 4.250%, 05/19/17	8,870,810
50,800,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	8,066,130

		TOTAL SOVEREIGN BONDS (Cost $40,950,315)	45,822,747

U.S. GOVERNMENT AND AGENCY SECURITIES (14.2%)
		United States Treasury Note
9,000,000		0.250%, 11/30/13	9,001,764
8,000,000		0.250%, 01/15/15	7,978,752
7,000,000		1.875%, 06/15/12	7,016,408
3,500,000		1.375%, 02/15/13	3,533,222
3,000,000		2.625%, 07/31/14	3,156,093
2,500,000		0.250%, 12/15/14	2,494,140

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $33,035,624)	33,180,379

RESIDENTIAL MORTGAGE BACKED SECURITIES (3.6%)
		Federal National Mortgage Association
2,870,542		6.000%, 06/01/37	3,205,700
1,323,299		5.500%, 06/01/37	1,448,237
1,305,112		5.622%, 11/01/37‡	1,411,034
727,219		6.000%, 05/01/37	812,127
709,807		6.500%, 03/01/38	802,235
406,120		6.500%, 06/01/36	460,621
216,607		4.612%, 05/01/38‡	232,592

		TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $7,665,704)	8,372,546

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (4.3%)
10,098,950	Fidelity Prime Money Market Fund - Institutional Class (Cost $10,098,950)	$10,098,950

TOTAL INVESTMENTS (99.9%) (Cost $220,844,567)		233,740,834

OTHER ASSETS, LESS LIABILITIES (0.1%)		206,520

NET ASSETS (100.0%)		$233,947,354

NOTES TO SCHEDULE OF INVESTMENTS

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2012.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2012, the value of 144A securities that could not be exchanged to the registered form is $8,277,482 or 3.5% of net assets.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

86	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

High Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

CORPORATE BONDS (89.8%)
		Consumer Discretionary (16.6%)
3,000,000		American Axle & Manufacturing, Inc. 7.875%, 03/01/17	$3,112,500
3,691,000		Dana Holding Corp. 6.750%, 02/15/21	3,990,894
3,000,000		Gap, Inc. 5.950%, 04/12/21	3,107,082
4,800,000		Goodyear Tire & Rubber Company~ 8.250%, 08/15/20	5,100,000
		Icahn Enterprises, LP
2,100,000		7.750%, 01/15/16	2,220,750
468,000		8.000%, 01/15/18	502,515
2,847,000		J.C. Penney Company, Inc. 6.375%, 10/15/36	2,455,537
		Jaguar Land Rover, PLC*
3,000,000		7.750%, 05/15/18	3,142,500
2,700,000		8.125%, 05/15/21	2,835,000
3,900,000		Lear Corp. 8.125%, 03/15/20	4,368,000
3,300,000		Liberty Media Corp. 8.250%, 02/01/30	3,374,250
3,000,000		Limited Brands, Inc. 6.950%, 03/01/33	2,925,000
		Meritage Homes Corp.
2,175,000		7.000%, 04/01/22*	2,213,063
1,000,000		7.150%, 04/15/20	1,037,500
		Royal Caribbean Cruises, Ltd.
2,750,000		7.500%, 10/15/27	2,787,812
1,000,000		7.250%, 03/15/18~	1,072,500
3,720,000		Wynn Las Vegas, LLC 7.750%, 08/15/20	4,129,200

			48,374,103

		Consumer Staples (5.2%)
2,445,000		Darling International, Inc. 8.500%, 12/15/18	2,753,681
2,500,000		Dean Foods Company 9.750%, 12/15/18	2,801,563
1,450,000		Elizabeth Arden, Inc. 7.375%, 03/15/21	1,598,625
2,482,000		JBS USA, LLC* 7.250%, 06/01/21	2,382,720
5,537,000		Post Holdings, Inc.* 7.375%, 02/15/22	5,772,322

			15,308,911

		Energy (20.9%)
8,500,000	NOK	Aker Solutions, ASA 8.700%, 06/26/14	1,614,549
829,000		Atwood Oceanics, Inc. 6.500%, 02/01/20	876,668
2,047,000		Basic Energy Services, Inc. 7.750%, 02/15/19	2,098,175

PRINCIPAL AMOUNT		VALUE

8,650,000	Calfrac Holdings, LP* 7.500%, 12/01/20	$8,520,250
3,750,000	Calumet Specialty Products, LP 9.375%, 05/01/19	3,928,125
4,000,000	Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	4,260,000
2,303,000	Frontier Oil Corp. 6.875%, 11/15/18	2,418,150
2,875,000	GulfMark Offshore, Inc.* 6.375%, 03/15/22	2,939,687
2,469,000	Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	2,595,536
	Linn Energy, LLC
4,000,000	8.625%, 04/15/20	4,390,000
1,000,000	6.250%, 11/01/19*	986,250
600,000	Oasis Petroleum, Inc. 6.500%, 11/01/21	615,000
2,800,000	Parker Drilling Company* 9.125%, 04/01/18	2,982,000
4,000,000	Pioneer Drilling Company* 9.875%, 03/15/18	4,240,000
2,850,000	Samson Investment Company* 9.750%, 02/15/20	2,978,250
	SESI, LLC
3,000,000	6.375%, 05/01/19	3,135,000
2,000,000	7.125%, 12/15/21*	2,175,000
1,500,000	SM Energy Company 6.500%, 11/15/21	1,590,000
2,660,000	Swift Energy Company 8.875%, 01/15/20	2,912,700
150,000	Unit Corp. 6.625%, 05/15/21	153,000
5,400,000	W&T Offshore, Inc. 8.500%, 06/15/19	5,724,000

		61,132,340

	Financials (4.6%)
2,134,000	AON Corp. 8.205%, 01/01/27	2,503,882
1,390,000	Chesapeake Oilfield Finance, Inc.* 6.625%, 11/15/19	1,313,550
3,000,000	Neuberger Berman Group LLC* 5.875%, 03/15/22	3,067,500
2,800,000	Nuveen Investments, Inc. 10.500%, 11/15/15	2,905,000
3,335,000	Omega Healthcare Investors, Inc. 6.750%, 10/15/22	3,518,425

		13,308,357

	Health Care (9.8%)
96,000	AMERIGROUP Corp. 7.500%, 11/15/19	105,120
1,654,000	DaVita, Inc. 6.625%, 11/01/20	1,738,768

See accompanying Notes to Schedule of Investments	www.calamos.com	87

High Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

5,750,000	Grifols, SA 8.250%, 02/01/18	$6,188,437
1,300,000	Health Management Associates, Inc.* 7.375%, 01/15/20	1,360,125
2,000,000	LifePoint Hospitals, Inc. 6.625%, 10/01/20	2,115,000
	Mylan, Inc.*
700,000	7.875%, 07/15/20	787,500
690,000	7.625%, 07/15/17	767,625
1,076,000	PSS World Medical, Inc.* 6.375%, 03/01/22	1,108,280
4,383,000	Teleflex, Inc. 6.875%, 06/01/19	4,711,725
6,500,000	Valeant Pharmaceuticals International, Inc.* 7.250%, 07/15/22	6,516,250
3,000,000	Warner Chilcott Company, LLC 7.750%, 09/15/18	3,292,500

		28,691,330

	Industrials (12.0%)
2,184,000	Abengoa, SA* 8.875%, 11/01/17	2,096,640
	Belden, Inc.
2,175,000	7.000%, 03/15/17	2,245,688
625,000	9.250%, 06/15/19	678,125
3,885,000	Boart Longyear Management Pty., Ltd.* 7.000%, 04/01/21	4,088,962
5,600,000	Deluxe Corp. 7.000%, 03/15/19	5,838,000
2,070,000	Dycom Investments, Inc. 7.125%, 01/15/21	2,142,450
1,490,000	Monaco SpinCo, Inc.*† 6.750%, 04/30/20	1,549,600
2,950,000	Rexel, SA* 6.125%, 12/15/19	3,005,313
3,000,000	Sensata Technologies Holding, B.V.* 6.500%, 05/15/19	3,142,500
4,260,000	Titan International, Inc. 7.875%, 10/01/17	4,536,900
2,400,000	TransDigm Group, Inc. 7.750%, 12/15/18	2,628,000
3,000,000	UR Financing Escrow Corp.* 7.625%, 04/15/22	3,180,000

		35,132,178

	Information Technology (13.0%)
800,000	Anixter International, Inc. 5.950%, 03/01/15	838,000
3,450,000	Audatex North America, Inc.* 6.750%, 06/15/18	3,631,125
	Equinix, Inc.
3,000,000	7.000%, 07/15/21	3,285,000
1,020,000	8.125%, 03/01/18	1,132,200

PRINCIPAL AMOUNT		VALUE

3,000,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	$3,266,250
2,800,000	iGATE Corp. 9.000%, 05/01/16	3,052,000
4,280,000	Jabil Circuit, Inc. 8.250%, 03/15/18	5,007,600
5,405,000	Sanmina-SCI Corp.* 7.000%, 05/15/19	5,553,637
5,800,000	Seagate Technology 6.875%, 05/01/20	6,249,500
2,725,000	ViaSat, Inc. 8.875%, 09/15/16	2,963,438
2,900,000	Viasystems, Inc.* 7.875%, 05/01/19	2,950,750

		37,929,500

	Materials (5.1%)
415,000	Allegheny Ludlum Corp. 6.950%, 12/15/25	490,128
1,300,000	Clearwater Paper Corp. 7.125%, 11/01/18	1,391,000
5,750,000	FMG Resources* 8.250%, 11/01/19	6,253,125
3,700,000	Greif, Inc. 7.750%, 08/01/19	4,199,500
1,090,000	Sealed Air Corp.* 8.125%, 09/15/19	1,223,525
500,000	Steel Dynamics, Inc. 7.625%, 03/15/20	552,500
645,000	Union Carbide Corp. 7.875%, 04/01/23	789,066

		14,898,844

	Utilities (2.6%)
	AES Corp.
3,000,000	7.750%, 10/15/15	3,390,000
1,400,000	7.375%, 07/01/21*	1,564,500
2,600,000	AmeriGas Finance Corp. 7.000%, 05/20/22	2,658,500

		7,613,000

	TOTAL CORPORATE BONDS (Cost $251,424,956)	262,388,563

CONVERTIBLE BONDS (2.7%)
	Industrials (1.1%)
2,900,000	Titan Machinery, Inc.* 3.750%, 05/01/19	3,139,250

	Materials (1.6%)
4,400,000	AngloGold Ashanti, Ltd. 3.500%, 05/22/14	4,708,000

	TOTAL CONVERTIBLE BONDS (Cost $8,068,345)	7,847,250

88	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

SOVEREIGN BONDS (1.4%)
		Federative Republic of Brazil
645,600	BRL	10.000%, 01/01/14	$3,556,583
130,000	BRL	10.000%, 01/01/13	710,895

		TOTAL SOVEREIGN BONDS (Cost $4,272,405)	4,267,478

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (3.1%)
		Energy (1.8%)
65,000		Apache Corp. 6.000%	3,452,800
2,250		Chesapeake Energy Corp.* 5.750%	1,946,250

			5,399,050

		Financials (0.4%)
20,690		Affiliated Managers Group, Inc. 5.100%	1,034,500

		Utilities (0.9%)
50,000		NextEra Energy, Inc. 7.000%	2,697,500

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $10,382,614)	9,131,050

SHORT TERM INVESTMENT (2.1%)
6,062,506		Fidelity Prime Money Market Fund - Institutional Class (Cost $6,062,506)	6,062,506

TOTAL INVESTMENTS (99.1%) (Cost $280,210,826)			289,696,847

OTHER ASSETS, LESS LIABILITIES (0.9%)			2,503,659

NET ASSETS (100.0%)			$292,200,506

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $1,083,125.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2012, the value of 144A securities that could not be exchanged to the registered form is $65,050,422 or 22.3% of net assets.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
NOK	Norwegian Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

See accompanying Notes to Financial Statements	www.calamos.com	89

Market Neutral Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE BONDS (27.3%)
	Consumer Discretionary (3.4%)
2,600,000	Coinstar, Inc. 4.000%, 09/01/14	$4,381,000
5,600,000	D.R. Horton, Inc.~ 2.000%, 05/15/14	7,637,000
12,500,000	Gaylord Entertainment Company* 3.750%, 10/01/14	16,296,875
4,500,000	MGM Resorts International~ 4.250%, 04/15/15	4,775,625
7,000,000	Sirius XM Radio, Inc.* 7.000%, 12/01/14	10,211,250
5,000,000	Sonic Automotive, Inc. 5.000%, 10/01/29	7,306,250
7,000,000	Sotheby’s 3.125%, 06/15/13	8,916,250
14,800,000	Virgin Media, Inc. 6.500%, 11/15/16	22,459,000

		81,983,250

	Consumer Staples (1.4%)
19,800,000	Smithfield Foods, Inc.~ 4.000%, 06/30/13	21,953,250
9,500,000	Tyson Foods, Inc. - Series A~ 3.250%, 10/15/13	11,447,500

		33,400,750

	Energy (1.0%)
7,500,000	Newpark Resources, Inc. 4.000%, 10/01/17	7,425,000
10,000,000	Petroleum Development Corp.* 3.250%, 05/15/16	10,700,000
6,000,000	Stone Energy Corp.* 1.750%, 03/01/17	5,805,000

		23,930,000

	Financials (1.0%)
7,000,000	Affiliated Managers Group, Inc. 3.950%, 08/15/38	7,743,750
3,000,000	Amtrust Financial Services, Inc.* 5.500%, 12/15/21	3,337,500
13,800,000	Knight Capital Group, Inc. 3.500%, 03/15/15	13,472,250

		24,553,500

	Health Care (3.8%)
25,100,000	AMERIGROUP Corp.~ 2.000%, 05/15/12	36,583,250
12,000,000	LifePoint Hospitals, Inc. 3.500%, 05/15/14	12,525,000
4,500,000	Medivation, Inc. 2.625%, 04/01/17	5,051,250
2,000,000	Molina Healthcare, Inc. 3.750%, 10/01/14	2,260,000

PRINCIPAL AMOUNT		VALUE

10,000,000	Onyx Pharmaceuticals, Inc. 4.000%, 08/15/16	$13,825,000
11,500,000	PSS World Medical, Inc.* 3.125%, 08/01/14	14,547,500
7,000,000	Volcano Corp. 2.875%, 09/01/15	8,312,500

		93,104,500

	Industrials (2.3%)
2,400,000	Altra Holdings, Inc.* 2.750%, 03/01/31	2,361,000
4,000,000	Chart Industries, Inc. 2.000%, 08/01/18	5,280,000
10,000,000	EnerSys‡ 3.375%, 06/01/38	11,637,500
7,000,000	General Cable Corp. 0.875%, 11/15/13	6,860,000
2,000,000	Greenbrier Companies, Inc.* 3.500%, 04/01/18	1,822,500
16,000,000	Navistar International Corp. 3.000%, 10/15/14	16,580,000
6,500,000	Terex Corp. 4.000%, 06/01/15	10,318,750

		54,859,750

	Information Technology (9.6%)
17,800,000	Alliance Data Systems Corp.~ 1.750%, 08/01/13	29,459,000
6,000,000	Arris Group, Inc.~ 2.000%, 11/15/26	6,285,000
5,500,000	BroadSoft, Inc.* 1.500%, 07/01/18	6,572,500
20,000,000	CACI International, Inc.~ 2.125%, 05/01/14	24,500,000
10,900,000	Ciena Corp.* 3.750%, 10/15/18	11,717,500
5,625,000	Comtech Telecommunications Corp. 3.000%, 05/01/29	6,236,719
18,605,000	Concur Technologies, Inc.* 2.500%, 04/15/15	23,535,325
5,000,000	DealerTrack Holdings, Inc.* 1.500%, 03/15/17	5,325,000
9,300,000	Equinix, Inc. 3.000%, 10/15/14	14,717,250
8,150,000	FEI Company~ 2.875%, 06/01/13	14,242,125
2,000,000	JDS Uniphase Corp. 1.000%, 05/15/26	1,995,000
5,000,000	Mentor Graphics Corp. 4.000%, 04/01/31	5,350,000
4,332,000	Micron Technology, Inc. 1.875%, 06/01/27	3,958,365
20,000,000	Microsoft Corp.~* 0.000%, 06/15/13	21,900,000

90	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

20,000,000	NetApp, Inc. 1.750%, 06/01/13	$25,975,000
5,200,000	Photronics, Inc.* 3.250%, 04/01/16	5,161,000
10,500,000	Rovi Corp. 2.625%, 02/15/40	10,762,500
7,700,000	SanDisk Corp. 1.500%, 08/15/17	8,017,625
7,300,000	TTM Technologies, Inc. 3.250%, 05/15/15	7,683,250

		233,393,159

	Materials (3.3%)
5,000,000	Allegheny Technologies, Inc. 4.250%, 06/01/14	6,331,250
7,000,000	Goldcorp, Inc. 2.000%, 08/01/14	8,076,250
2,950,000	Horsehead Holding Corp.* 3.800%, 07/01/17	3,093,813
21,242,000	Kinross Gold Corp. 1.750%, 03/15/28	21,056,132
6,125,000	RTI International Metals, Inc. 3.000%, 12/01/15	6,461,875
10,700,000	Steel Dynamics, Inc. 5.125%, 06/15/14	11,609,500
19,000,000	United States Steel Corp. 4.000%, 05/15/14	22,040,000

		78,668,820

	Telecommunication Services (1.5%)
4,000,000	NII Holdings, Inc. 3.125%, 06/15/12	4,020,000
14,500,000	SBA Communications Corp. 1.875%, 05/01/13	19,103,750
11,300,000	tw telecom, Inc. 2.375%, 04/01/26	13,884,875

		37,008,625

	TOTAL CONVERTIBLE BONDS (Cost $607,173,937)	660,902,354

U.S. GOVERNMENT AND AGENCY SECURITIES (8.2%)
	United States Treasury Note
110,000,000	2.125%, 08/15/21~	112,835,910
60,000,000	2.000%, 11/15/21	60,665,640
25,000,000	2.000%, 02/15/22	25,191,400

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $194,663,722)	198,692,950

SYNTHETIC CONVERTIBLE SECURITIES 15.1%
Corporate Bonds (5.1%)
	Consumer Discretionary (1.2%)
	American Axle & Manufacturing, Inc.
5,000,000	7.875%, 03/01/17	5,187,500
2,175,000	5.250%, 02/11/14	2,262,000

PRINCIPAL AMOUNT		VALUE

2,190,000	D.R. Horton, Inc. 6.875%, 05/01/13	$2,294,025
500,000	Express, LLC 8.750%, 03/01/18	556,250
2,988,000	Hanesbrands, Inc.‡ 4.146%, 12/15/14	2,999,235
6,000,000	Jarden Corp. 8.000%, 05/01/16	6,596,250
7,550,000	Royal Caribbean Cruises, Ltd. 7.000%, 06/15/13	7,927,500

		27,822,760

	Consumer Staples (0.3%)
4,000,000	Constellation Brands, Inc. 7.250%, 09/01/16	4,540,000
2,000,000	Smithfield Foods, Inc. 7.750%, 05/15/13	2,130,000

		6,670,000

	Energy (0.7%)
2,000,000	Basic Energy Services, Inc. 7.125%, 04/15/16	2,040,000
3,870,000	Bristow Group, Inc. 7.500%, 09/15/17	4,063,500
2,554,000	Frontier Oil Corp. 8.500%, 09/15/16	2,726,395
2,330,000	HollyFrontier Corp. 9.875%, 06/15/17	2,621,250
6,105,000	SESI, LLC~ 6.875%, 06/01/14	6,150,787

		17,601,932

	Financials (0.3%)
	Leucadia National Corp.
5,000,000	8.125%, 09/15/15	5,593,750
1,475,000	7.000%, 08/15/13	1,548,750

		7,142,500

	Health Care (0.3%)
640,000	Bio-Rad Laboratories, Inc. 8.000%, 09/15/16	710,400
4,000,000	Mylan, Inc.* 7.625%, 07/15/17	4,450,000
3,000,000	Valeant Pharmaceuticals International, Inc.* 6.500%, 07/15/16	3,123,750

		8,284,150

	Industrials (1.4%)
3,000,000	Alliant Techsystems, Inc. 6.750%, 04/01/16	3,086,250
6,360,000	Belden, Inc. 7.000%, 03/15/17	6,566,700
	Deluxe Corp.
4,000,000	7.375%, 06/01/15	4,090,000
2,000,000	5.125%, 10/01/14	2,047,500

See accompanying Notes to Schedule of Investments	www.calamos.com	91

Market Neutral Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

3,000,000		FTI Consulting, Inc. 7.750%, 10/01/16	$3,135,000
7,075,000		H&E Equipment Services, Inc. 8.375%, 07/15/16	7,340,312
4,000,000		Titan International, Inc. 7.875%, 10/01/17	4,260,000
3,710,000		WESCO Distribution, Inc. 7.500%, 10/15/17	3,816,663

			34,342,425

		Information Technology (0.7%)
10,000,000		Anixter International, Inc.~ 5.950%, 03/01/15	10,475,000
5,000,000		Jabil Circuit, Inc. 7.750%, 07/15/16	5,706,250
250,000		ViaSat, Inc. 8.875%, 09/15/16	271,875

			16,453,125

		Materials (0.2%)
5,000,000		Ball Corp. 7.125%, 09/01/16	5,500,000

		TOTAL CORPORATE BONDS	123,816,892

Sovereign Bonds (9.8%)
1,800,000	BRL	Federative Republic of Brazil 10.000%, 01/01/13	9,843,167
		Government of Canada
20,000,000	CAD	2.000%, 06/01/16	20,589,158
10,000,000	CAD	1.500%, 06/01/12	10,126,841
5,000,000	CAD	2.000%, 03/01/14	5,121,476
5,000,000	CAD	1.750%, 03/01/13	5,082,097
5,000,000	CAD	1.500%, 11/01/13	5,074,708
		Government of New Zealand
32,000,000	NZD	6.500%, 04/15/13	27,150,940
16,000,000	NZD	6.000%, 04/15/15	14,299,957
		Government of Singapore
21,000,000	SGD	1.625%, 04/01/13	17,185,874
19,493,000	SGD	1.125%, 04/01/16	16,237,425
12,000,000	SGD	1.375%, 10/01/14	9,970,890
6,434,000	SGD	2.375%, 04/01/17	5,667,582
		Kingdom of Norway
127,000,000	NOK	4.250%, 05/19/17	25,035,396
110,000,000	NOK	5.000%, 05/15/15	21,204,449
287,500,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	45,649,848

		TOTAL SOVEREIGN BONDS	238,239,808

NUMBER OF CONTRACTS			VALUE
Purchased Options (0.2%)#
		Energy (0.2%)
		El Paso Corp.
2,000		Call, 01/19/13, Strike $20.00	1,950,000

NUMBER OF CONTRACTS		VALUE

2,000	Call, 01/19/13, Strike $17.50	$2,435,000

	TOTAL PURCHASED OPTIONS	4,385,000

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $346,318,656)	366,441,700

NUMBER OF SHARES		VALUE
COMMON STOCKS (46.0%)
	Consumer Discretionary (3.3%)
51,000	Amazon.com, Inc.~#	11,826,900
85,000	CBS Corp. - Class B	2,834,750
69,000	Coach, Inc.	5,048,040
270,500	Comcast Corp. - Class A	8,204,265
70,000	DIRECTV - Class A#	3,448,900
78,000	Home Depot, Inc.	4,039,620
83,500	International Game Technology	1,300,930
57,500	Macy’s, Inc.	2,358,650
90,000	McDonald’s Corp.	8,770,500
2,500	Priceline.com, Inc.#	1,902,050
67,500	Starbucks Corp.	3,873,150
85,000	Target Corp.	4,924,900
30,000	Time Warner Cable, Inc.	2,413,500
85,000	Time Warner, Inc.	3,184,100
66,000	TJX Companies, Inc.	2,752,860
213,300	Walt Disney Company	9,195,363
40,000	Yum! Brands, Inc.	2,909,200

		78,987,678

	Consumer Staples (5.0%)
192,000	Altria Group, Inc.	6,184,320
100,000	Archer-Daniels-Midland Company	3,083,000
360,000	Coca-Cola Company~	27,475,200
55,000	Colgate-Palmolive Company	5,441,700
80,000	Costco Wholesale Corp.	7,053,600
130,000	CVS Caremark Corp.	5,800,600
75,000	Kimberly-Clark Corp.	5,885,250
100,000	Kraft Foods, Inc. - Class A	3,987,000
21,000	Mead Johnson Nutrition Company	1,796,760
160,800	PepsiCo, Inc.	10,612,800
147,500	Philip Morris International, Inc.	13,202,725
262,800	Procter & Gamble Company	16,724,592
246,500	Wal-Mart Stores, Inc.~	14,521,315

		121,768,862

	Energy (5.4%)
23,700	Anadarko Petroleum Corp.	1,735,077
67,500	Apache Corp.	6,475,950
40,000	Baker Hughes, Inc.	1,764,400
195,000	Chesapeake Energy Corp.	3,595,800

92	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES		VALUE

197,500	Chevron Corp.	$21,045,600
131,500	ConocoPhillips	9,419,345
38,000	Devon Energy Corp.	2,654,300
37,500	EOG Resources, Inc.	4,117,875
420,820	Exxon Mobil Corp.	36,333,599
89,000	Halliburton Company	3,045,580
25,000	Helmerich & Payne, Inc.	1,284,750
105,000	Marathon Oil Corp.	3,080,700
52,500	Marathon Petroleum Corp.	2,184,525
55,000	Nabors Industries, Ltd.#	915,750
50,000	National Oilwell Varco, Inc.	3,788,000
115,000	Occidental Petroleum Corp.	10,490,300
247,000	Schlumberger, Ltd.	18,312,580

		130,244,131

	Financials (4.9%)
47,000	Aflac, Inc.	2,116,880
135,000	American Express Company~	8,128,350
200,000	Bank of New York Mellon Corp.	4,730,000
85,000	BB&T Corp.	2,723,400
200,000	Berkshire Hathaway, Inc. - Class B~#	16,090,000
11,000	BlackRock, Inc.	2,107,380
35,100	Franklin Resources, Inc.	4,405,401
48,000	Goldman Sachs Group, Inc.	5,527,200
517,700	JPMorgan Chase & Company	22,250,746
84,140	MetLife, Inc.	3,031,564
29,000	Prudential Financial, Inc.	1,755,660
61,000	State Street Corp.	2,819,420
83,000	T. Rowe Price Group, Inc.	5,238,545
91,000	Travelers Companies, Inc.	5,853,120
342,500	US Bancorp	11,018,225
625,000	Wells Fargo & Company	20,893,750

		118,689,641

	Health Care (5.7%)
210,800	Abbott Laboratories	13,082,248
65,000	Agilent Technologies, Inc.	2,741,700
36,000	Allergan, Inc.	3,456,000
54,000	AmerisourceBergen Corp.	2,009,340
109,000	Amgen, Inc.	7,750,990
60,000	Baxter International, Inc.	3,324,600
200,200	Bristol-Myers Squibb Company	6,680,674
85,000	Celgene Corp.#	6,198,200
10,000	Intuitive Surgical, Inc.#	5,782,000
538,750	Johnson & Johnson	35,067,237
90,000	Medtronic, Inc.	3,438,000
344,200	Merck & Company, Inc.	13,506,408
1,083,600	Pfizer, Inc.	24,846,948

NUMBER OF SHARES		VALUE

85,000	Stryker Corp.	$4,638,450
45,000	Thermo Fisher Scientific, Inc.	2,504,250
65,000	UnitedHealth Group, Inc.	3,649,750

		138,676,795

	Industrials (4.0%)
136,000	3M Company	12,152,960
81,000	Caterpillar, Inc.	8,324,370
85,000	CSX Corp.	1,896,350
20,000	Cummins, Inc.	2,316,600
40,000	Danaher Corp.	2,168,800
50,000	Eaton Corp.	2,409,000
60,000	Emerson Electric Company	3,152,400
29,000	FedEx Corp.	2,558,960
33,000	Fluor Corp.	1,905,750
1,227,500	General Electric Company	24,034,450
72,500	Honeywell International, Inc.	4,397,850
30,000	Norfolk Southern Corp.	2,187,900
15,000	Precision Castparts Corp.	2,645,550
25,000	Union Pacific Corp.	2,811,000
82,500	United Parcel Service, Inc.	6,446,550
200,000	United Technologies Corp.	16,328,000

		95,736,490

	Information Technology (10.0%)
50,000	Accenture, PLC - Class A	3,247,500
88,650	Apple, Inc.#	51,792,876
19,934	Autodesk, Inc.#	784,802
42,000	Automatic Data Processing, Inc.	2,336,040
725,000	Cisco Systems, Inc.	14,608,750
18,500	Citrix Systems, Inc.#	1,583,785
57,000	Cognizant Technology Solutions Corp. - Class A#	4,179,240
210,000	Dell, Inc.#	3,437,700
120,000	eBay, Inc.#	4,926,000
340,000	EMC Corp.#	9,591,400
32,400	Google, Inc.#	19,609,452
456,500	Intel Corp.	12,964,600
114,200	International Business Machines Corp.	23,648,536
95,000	Jabil Circuit, Inc.	2,227,750
6,000	MasterCard, Inc. - Class A	2,713,620
703,400	Microsoft Corp.	22,522,868
110,000	NVIDIA Corp.#	1,430,000
1,029,500	Oracle Corp.	30,257,005
306,100	QUALCOMM, Inc.	19,541,424
25,000	Salesforce.com, Inc.#	3,893,250
90,000	Symantec Corp.#	1,486,800
30,000	Teradata Corp.#	2,093,400

See accompanying Notes to Schedule of Investments	www.calamos.com	93

Market Neutral Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES		VALUE

120,000	Texas Instruments, Inc.	$3,832,800

		242,709,598

	Materials (5.6%)
26,000	Cliffs Natural Resources, Inc.	1,618,760
130,000	Dow Chemical Company	4,404,400
123,000	E.I. du Pont de Nemours and Company	6,575,580
98,000	Freeport-McMoRan Copper & Gold, Inc.	3,753,400
75,000	Kroger Co.	1,745,250
52,000	Monsanto Company	3,961,360
90,000	Mosaic Company	4,753,800
59,000	Newmont Mining Corp.	2,811,350
45,000	PPG Industries, Inc.	4,735,800
628,000	SPDR Gold Trust#	101,660,640

		136,020,340

	Telecommunication Services (1.4%)
600,100	AT&T, Inc.	19,749,291
335,000	Verizon Communications, Inc.	13,527,300

		33,276,591

	Utilities (0.7%)
65,000	American Electric Power Co., Inc.	2,524,600
62,000	Dominion Resources, Inc.	3,235,780
169,600	Duke Energy Corp.	3,634,528
75,000	Edison International	3,300,750
100,000	Southern Company	4,594,000

		17,289,658

	TOTAL COMMON STOCKS (Cost $1,089,919,675)	1,113,399,784

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.1%)#
	Materials (0.0%)
6,280	SPDR Gold Trust Put, 06/29/12, Strike $125.00	62,800
5,675	Call, 06/29/12, Strike $175.00	462,512

		525,312

	Other (0.1%)
	S & P 500 Index
1,000	Put, 05/19/12, Strike $1,325.00	340,000
1,000	Put, 05/19/12, Strike $1,300.00	200,000
600	Put, 06/16/12, Strike $1,325.00	720,000

		1,260,000

	TOTAL PURCHASED OPTIONS (Cost $5,868,490)	1,785,312

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (2.5%)
59,848,423	Fidelity Prime Money Market Fund - Institutional Class (Cost $59,848,423)	$59,848,423

TOTAL INVESTMENTS (99.2%) (Cost $2,303,792,903)		2,401,070,523

OTHER ASSETS, LESS LIABILITIES (0.8%)		19,543,238

NET ASSETS (100.0%)		$2,420,613,761

PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES SOLD SHORT (-9.3%)#
	United States Treasury Note
(50,000,000)	0.250%, 11/30/13	(50,009,800)
(175,000,000)	0.250%, 02/28/14	(175,020,475)

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES SOLD SHORT (Proceeds $224,722,872)	(225,030,275)

NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-12.6%)#
	Consumer Discretionary (-1.9%)
(53,100)	Coinstar, Inc.	(3,334,149)
(207,700)	D.R. Horton, Inc.	(3,395,895)
(322,700)	Gaylord Entertainment Company	(10,158,596)
(124,600)	MGM Resorts International	(1,672,132)
(2,812,000)	Sirius XM Radio, Inc.	(6,355,120)
(264,800)	Sonic Automotive, Inc.	(4,453,936)
(125,000)	Sotheby’s	(4,915,000)
(515,500)	Virgin Media, Inc.	(12,660,680)

		(46,945,508)

	Consumer Staples (-0.8%)
(590,900)	Smithfield Foods, Inc.	(12,385,264)
(408,300)	Tyson Foods, Inc. - Class A	(7,451,475)

		(19,836,739)

	Energy (-0.4%)
(370,873)	Newpark Resources, Inc.	(2,358,752)
(130,000)	Petroleum Development Corp.	(4,470,700)
(63,500)	Stone Energy Corp.	(1,781,175)

		(8,610,627)

	Financials (-0.3%)
(22,340)	Affiliated Managers Group, Inc.	(2,538,271)
(50,000)	Amtrust Financial Services, Inc.	(1,362,000)
(269,900)	Knight Capital Group, Inc.	(3,546,486)

		(7,446,757)

94	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

NUMBER OF SHARES		VALUE

	Health Care (-1.8%)
(276,900)	AMERIGROUP Corp.	$(17,101,344)
(80,150)	LifePoint Hospitals, Inc.	(3,127,453)
(28,600)	Medivation, Inc.	(2,313,168)
(28,500)	Molina Healthcare, Inc.	(731,025)
(125,250)	Onyx Pharmaceuticals, Inc.	(5,700,127)
(389,850)	PSS World Medical, Inc.	(9,329,111)
(156,300)	Volcano Corp.	(4,243,545)

		(42,545,773)

	Industrials (-0.9%)
(40,825)	Altra Holdings, Inc.	(746,281)
(43,000)	Chart Industries, Inc.	(3,286,490)
(109,500)	EnerSys	(3,827,025)
(21,750)	General Cable Corp.	(640,320)
(24,000)	Greenbrier Companies, Inc.	(414,000)
(169,300)	Navistar International Corp.	(5,747,735)
(304,900)	Terex Corp.	(6,902,936)

		(21,564,787)

	Information Technology (-4.6%)
(203,900)	Alliance Data Systems Corp.	(26,199,111)
(76,000)	Arris Group, Inc.	(982,680)
(101,000)	BroadSoft, Inc.	(4,323,810)
(182,500)	CACI International, Inc. - Class A	(11,156,225)
(335,400)	Ciena Corp.	(4,970,628)
(76,800)	Comtech Telecommunications Corp.	(2,374,656)
(234,000)	Concur Technologies, Inc.	(13,235,040)
(70,000)	DealerTrack Holdings, Inc.	(2,088,100)
(45,000)	Equinix, Inc.	(7,389,000)
(250,680)	FEI Company	(12,576,616)
(134,500)	Mentor Graphics Corp.	(1,943,525)
(218,976)	Micron Technology, Inc.	(1,443,052)
(342,500)	NetApp, Inc.	(13,299,275)
(324,480)	Photronics, Inc.	(2,008,531)
(54,900)	Rovi Corp.	(1,570,140)
(85,300)	SanDisk Corp.	(3,156,953)
(274,900)	TTM Technologies, Inc.	(2,839,717)

		(111,557,059)

	Materials (-1.0%)
(71,500)	Allegheny Technologies, Inc.	(3,070,210)
(50,900)	Goldcorp, Inc.	(1,947,434)
(136,000)	Horsehead Holding Corp.	(1,527,280)
(93,600)	RTI International Metals, Inc.	(2,297,880)
(285,300)	Steel Dynamics, Inc.	(3,643,281)
(414,500)	United States Steel Corp.	(11,742,785)

		(24,228,870)

NUMBER OF SHARES		VALUE

	Telecommunication Services (-0.9%)
(228,500)	SBA Communications Corp.	$(12,279,590)
(417,600)	tw telecom, Inc.	(9,095,328)

		(21,374,918)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $265,037,331)	(304,111,038)

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.8%)#
	Consumer Discretionary (0.0%)
850	D.R. Horton, Inc. Call, 01/19/13, Strike $12.50	(382,500)

	Health Care (0.0%)
500	Onyx Pharmaceuticals, Inc. Call, 08/18/12, Strike $50.00	(175,000)

	Industrials (0.0%)
90	Chart Industries, Inc. Call, 09/22/12, Strike $80.00	(63,000)
300	EnerSys Call, 06/16/12, Strike $30.00	(162,000)

		(225,000)

	Information Technology (-0.1%)
950	Jabil Circuit, Inc. Call, 06/16/12, Strike $25.00	(42,750)
5,800	Microsoft Corp. Call, 01/19/13, Strike $32.50	(1,087,500)
550	Nvidia Corp Call, 06/16/12, Strike $17.00	(3,575)
125	Salesforce.com, Inc. Call, 05/19/12, Strike $140.00	(229,688)

		(1,363,513)

	Materials (-0.1%)
	SPDR Gold Trust
4,830	Call, 06/29/12, Strike $161.00	(2,137,275)
1,450	Call, 06/29/12, Strike $158.00	(899,000)

		(3,036,275)

	Other (-0.6%)
	S & P 500 Index
1,750	Call, 05/19/12, Strike $1,400.00	(2,677,500)
1,500	Call, 09/22/12, Strike $1,450.00	(4,117,500)
1,300	Call, 06/16/12, Strike $1,425.00	(1,885,000)
1,100	Call, 07/21/12, Strike $1,450.00	(1,584,000)
700	Call, 06/16/12, Strike $1,390.00	(2,257,500)
500	Call, 07/21/12, Strike $1,425.00	(1,212,500)

		(13,734,000)

	TOTAL WRITTEN OPTIONS (Premium $18,547,703)	(18,916,288)

See accompanying Notes to Schedule of Investments	www.calamos.com	95

Market Neutral Income Fund    Schedule of Investments April 30, 2012 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $209,758,956.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2012, the value of 144A securities that could not be exchanged to the registered form is $149,960,513 or 6.2% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2012.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

96	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    April 30, 2012 (Unaudited)

	GROWTH FUND	VALUE FUND	BLUE CHIP FUND	DISCOVERY GROWTH FUND	INTERNATIONAL GROWTH FUND
ASSETS
Investments in securities, at cost	$6,122,310,091	$36,727,306	$53,886,983	$35,721,727	$708,168,235

Investments in securities, at value	$7,888,422,196	$43,015,770	$69,187,469	$38,835,809	$767,794,831
Cash with custodian (interest bearing)	—	—	—	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	25,094	29,614	22,718	180,217
Foreign currency (cost $983,708)	—	—	—	—	983,708
Unrealized appreciation on forward foreign currency contracts	1,799,856	—	8,059	—	—
Receivables:
Accrued interest and dividends	7,091,054	53,582	82,261	3,140	2,068,226
Investments sold	195,199,848	—	222,603	2,058,556	—
Fund shares sold	8,144,397	5,964	75,960	66,423	4,927,885
Prepaid expenses	269,507	45,696	43,341	30,873	97,918
Other assets	761,502	71,919	64,968	6,722	64,312

Total assets	8,101,688,360	43,218,025	69,714,275	41,024,241	776,117,097

LIABILITIES
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $5,242,394; $39,733)	16,429,065	—	124,530	—	—
Unrealized depreciation on forward foreign currency contracts	3,744,209	96,129	57,106	—	—
Payables:
Investments purchased	278,117,196	—	1,604,836	811,011	4,904,445
Fund shares redeemed	12,068,181	70,760	186,835	32,082	905,762
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	5,243,970	35,035	56,392	32,817	688,792
Distribution fees	76,676	326	554	314	4,540
Deferred compensation to trustees	761,502	71,919	64,968	6,722	64,312
Financial accounting fees	73,344	399	642	374	6,981
Trustees’ fees and officer compensation	14,701	520	503	491	537
Other accounts payable and accrued liabilities	2,590,505	23,437	22,192	15,071	92,772

Total liabilities	319,119,349	298,525	2,118,558	898,882	6,668,141

NET ASSETS	$7,782,569,011	$42,919,500	$67,595,717	$40,125,359	$769,448,956

COMPOSITION OF NET ASSETS
Paid in capital	$5,653,976,548	$42,302,045	$65,061,511	$36,738,141	$747,002,420
Undistributed net investment income (loss)	(15,960,711)	105,304	(70,658)	(296,624)	553,652
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	391,572,616	(5,680,370)	(12,562,172)	569,760	(37,721,520)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	1,752,980,558	6,192,521	15,167,036	3,114,082	59,614,404

NET ASSETS	$7,782,569,011	$42,919,500	$67,595,717	$40,125,359	$769,448,956

CLASS A SHARES†
Net assets applicable to shares outstanding	$4,009,843,660	$25,014,896	$27,206,693	$26,349,542	$352,863,528
Shares outstanding	75,219,844	2,084,371	1,987,788	2,085,034	20,357,392
Net asset value and redemption price per share	$53.31	$12.00	$13.69	$12.64	$17.33

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$55.97	$12.60	$14.37	$13.27	$18.19

CLASS B SHARES†**
Net assets applicable to shares outstanding	$262,174,880	$1,718,372	$2,428,417	$1,514,300	$11,527,200
Shares outstanding	4,999,892	154,140	186,921	121,327	695,236
Net asset value and redemption price per share	$52.44	$11.15	$12.99	$12.48	$16.58

CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,512,678,715	$3,874,853	$10,817,097	$2,656,629	$62,565,535
Shares outstanding	31,657,812	347,800	832,210	212,802	3,778,430
Net asset value and redemption price per share	$47.78	$11.14	$13.00	$12.48	$16.56

CLASS I SHARES†
Net assets applicable to shares outstanding	$1,980,134,738	$12,214,355	$27,029,385	$8,347,396	$335,191,270
Shares outstanding	33,859,900	997,959	1,958,345	657,631	19,133,463
Net asset value and redemption price per share	$58.48	$12.24	$13.80	$12.69	$17.52

CLASS R SHARES†
Net assets applicable to shares outstanding	$17,737,018	$97,024	$114,125	$1,257,492	$7,301,423
Shares outstanding	337,382	8,158	8,410	99,835	425,857
Net asset value and redemption price per share	$52.57	$11.89	$13.57	$12.60	$17.15

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	97

Statements of Assets and Liabilities    April 30, 2012 (Unaudited)

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$319,723,335		$241,860,561	$4,035,604,143	$1,589,439,295	$1,909,648,702

Investments in securities, at value	$337,916,281		$261,664,467	$4,585,489,230	$1,697,533,377	$2,059,325,971
Cash with custodian (interest bearing)	—		—	—	—	—
Restricted cash for short positions (interest bearing)	—		—	—	—	—
Due from investment advisor	—		35,350	—	—	—
Foreign currency (cost $704,227; $232)	704,227		—	—	232	—
Unrealized appreciation on forward foreign currency contracts	—		20,185	—	23,052	90,826
Receivables:
Accrued interest and dividends	550,270		483,300	21,938,661	7,458,865	11,698,344
Investments sold	426,548		2,334,653	67,746,540	42,637,992	39,571,996
Fund shares sold	6,322,608		2,343,655	5,038,313	1,258,242	157,352
Prepaid expenses	60,485		52,777	197,484	99,008	108,416
Other assets	25,632		36,580	357,664	127,917	178,672

Total assets	346,006,051		266,970,967	4,680,767,892	1,749,138,685	2,111,131,577

LIABILITIES
Securities sold short, at value (proceeds $-)	—		—	—	—	—
Options written, at value (premium $65,277; $8,760,030)	—		204,585	12,393,895	—	—
Unrealized depreciation on forward foreign currency contracts	—		819,453	3,588,151	8,483,946	2,402,417
Payables:
Investments purchased	8,685,946		8,701,214	36,420,840	34,917,269	8,649,646
Fund shares redeemed	360,431		223,957	8,367,823	7,489,817	6,649,241
Dividends payable	—		—	—	—	—
Affiliates:
Investment advisory fees	296,177		218,392	2,522,104	1,323,548	1,201,436
Distribution fees	1,561		1,183	55,737	10,443	20,581
Deferred compensation to trustees	25,632		36,580	357,664	127,917	178,672
Financial accounting fees	3,067		2,341	43,118	15,973	19,975
Trustees’ fees and officer compensation	399		216	6,451	2,592	8,016
Other accounts payable and accrued liabilities	102,727		25,848	1,055,909	285,435	768,591

Total liabilities	9,475,940		10,233,769	64,811,692	52,656,940	19,898,575

NET ASSETS	$336,530,111		$256,737,198	$4,615,956,200	$1,696,481,745	$2,091,233,002

COMPOSITION OF NET ASSETS
Paid in capital	$314,879,550		$240,104,280	$3,903,834,934	$1,541,499,300	$1,815,475,432
Undistributed net investment income (loss)	123,499		352,196	(27,002,644)	(19,786,520)	(21,969,594)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	3,416,782		(2,579,923)	196,505,402	75,160,997	150,404,644
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	18,110,280	*	18,860,645	542,618,508	99,607,968	147,322,520

NET ASSETS	$336,530,111		$256,737,198	$4,615,956,200	$1,696,481,745	$2,091,233,002

CLASS A SHARES†
Net assets applicable to shares outstanding	$143,015,429		$89,971,808	$2,138,229,968	$354,404,306	$942,262,156
Shares outstanding	10,990,460		6,891,098	65,031,491	32,561,138	53,088,323
Net asset value and redemption price per share	$13.01		$13.06	$32.88	$10.88	$17.75

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$13.66		$13.71	$34.52	$11.42	$18.64

CLASS B SHARES†**
Net assets applicable to shares outstanding	$1,783,754		$2,636,587	$129,897,379	$22,729,525	$17,418,693
Shares outstanding	139,309		208,154	3,470,818	2,067,800	813,556
Net asset value and redemption price per share	$12.80		$12.67	$37.43	$10.99	$21.41

CLASS C SHARES†**
Net assets applicable to shares outstanding	$18,724,092		$17,217,540	$1,360,188,525	$268,870,386	$493,680,678
Shares outstanding	1,463,109		1,361,787	41,222,958	26,165,476	27,971,167
Net asset value and redemption price per share	$12.80		$12.64	$33.00	$10.28	$17.65

CLASS I SHARES†
Net assets applicable to shares outstanding	$171,516,425		$144,921,191	$967,716,358	$1,048,422,638	$633,874,536
Shares outstanding	13,106,578		11,018,585	30,102,026	94,819,325	38,312,345
Net asset value and redemption price per share	$13.09		$13.15	$32.15	$11.06	$16.54

CLASS R SHARES†
Net assets applicable to shares outstanding	$1,490,411		$1,990,072	$19,923,970	$2,054,890	$3,996,939
Shares outstanding	114,803		154,243	609,218	190,235	225,959
Net asset value and redemption price per share	$12.98		$12.90	$32.70	$10.80	$17.69

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $73,149.

98	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    April 30, 2012 (Unaudited)

	TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
ASSETS
Investments in securities, at cost	$220,844,567	$280,210,826	$2,303,792,903

Investments in securities, at value	$233,740,834	$289,696,847	$2,401,070,523
Cash with custodian (interest bearing)	—	—	4,587,938
Restricted cash for short positions (interest bearing)	—	—	542,054,891
Due from investment advisor	29,472	—	—
Foreign currency (cost $-)	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Receivables:
Accrued interest and dividends	2,016,481	5,275,500	12,314,430
Investments sold	1,232,066	129,607	20,840,823
Fund shares sold	740,244	1,165,100	9,267,572
Prepaid expenses	46,739	55,673	166,334
Other assets	41,181	81,814	160,214

Total assets	237,847,017	296,404,541	2,990,462,725

LIABILITIES
Securities sold short, at value (proceeds $489,760,203)	—	—	529,141,313
Options written, at value (premium $18,547,703)	—	—	18,916,288
Unrealized depreciation on forward foreign currency contracts	—	—	—
Payables:
Investments purchased	3,438,154	2,998,260	15,750,319
Fund shares redeemed	214,349	704,991	3,541,587
Dividends payable	54,515	136,892	—
Affiliates:
Investment advisory fees	104,519	179,870	1,369,158
Distribution fees	2,530	2,801	16,216
Deferred compensation to trustees	41,181	81,814	160,214
Financial accounting fees	2,164	2,732	22,915
Trustees’ fees and officer compensation	708	831	4,517
Other accounts payable and accrued liabilities	41,543	95,844	926,437

Total liabilities	3,899,663	4,204,035	569,848,964

NET ASSETS	$233,947,354	$292,200,506	$2,420,613,761

COMPOSITION OF NET ASSETS
Paid in capital	$221,903,443	$281,312,798	$2,439,187,334
Undistributed net investment income (loss)	(228,499)	(466,747)	5,584,626
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(620,595)	1,869,315	(81,661,979)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	12,893,005	9,485,140	57,503,780

NET ASSETS	$233,947,354	$292,200,506	$2,420,613,761

CLASS A SHARES†
Net assets applicable to shares outstanding	$131,690,643	$213,015,635	$1,146,526,729
Shares outstanding	11,891,970	21,875,361	91,149,209
Net asset value and redemption price per share	$11.07	$9.74	$12.58

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.50 #	$10.23	$13.21

CLASS B SHARES†**
Net assets applicable to shares outstanding	$11,199,381	$7,206,068	$15,850,007
Shares outstanding	1,011,422	708,736	1,196,781
Net asset value and redemption price per share	$11.07	$10.17	$13.24

CLASS C SHARES†**
Net assets applicable to shares outstanding	$47,947,135	$41,954,534	$288,375,210
Shares outstanding	4,331,344	4,160,074	22,583,151
Net asset value and redemption price per share	$11.07	$10.09	$12.77

CLASS I SHARES†
Net assets applicable to shares outstanding	$41,395,743	$29,686,861	$965,336,202
Shares outstanding	3,739,500	3,048,704	77,490,578
Net asset value and redemption price per share	$11.07	$9.74	$12.46

CLASS R SHARES†
Net assets applicable to shares outstanding	$1,714,452	$337,408	$4,525,613
Shares outstanding	154,799	34,684	360,852
Net asset value and redemption price per share	$11.08	$9.73	$12.54

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

See accompanying Notes to Financial Statements	www.calamos.com	99

Statements of Operations    Six Months Ended April 30, 2012 (Unaudited)

	GROWTH FUND	VALUE FUND	BLUE CHIP FUND	DISCOVERY GROWTH FUND	INTERNATIONAL GROWTH FUND
INVESTMENT INCOME
Interest	$827,094	$—	$267	$93	$3,955
Dividends	34,016,963	439,763	370,228	68,057	5,340,826
Dividend taxes withheld	(758,560)	(14,196)	(10,634)	—	(432,987)

Total investment income	34,085,497	425,567	359,861	68,150	4,911,794

EXPENSES
Investment advisory fees	30,791,349	205,965	313,675	192,076	3,068,772
Performance fees	—	—	—	—	498,416
Distribution fees
Class A	5,087,193	29,816	30,883	31,661	360,256
Class B	1,444,500	9,719	12,688	7,348	60,805
Class C	7,396,261	19,154	51,678	12,811	278,436
Class R	36,651	230	264	3,008	11,646
Transfer agent fees	6,052,786	26,685	26,966	16,157	344,000
Printing and mailing fees	608,069	8,722	9,214	16,360	58,230
Financial accounting fees	430,665	2,350	3,578	2,190	35,351
Accounting fees	186,909	8,179	8,561	7,901	23,636
Trustees’ fees and officer compensation	136,049	7,940	8,226	7,854	16,117
Registration fees	97,809	26,737	28,967	28,045	47,275
Custodian fees	91,106	4,502	6,114	4,295	77,911
Audit fees	85,671	6,020	6,244	5,980	12,197
Legal fees	71,720	4,239	4,401	4,151	7,360
Dividend and interest expense on short positions	—	—	—	—	—
Other	164,281	4,554	3,695	2,914	17,526

Total expenses	52,681,019	364,812	515,154	342,751	4,917,934
Less expense reductions	—	(120,528)	(137,296)	(47,806)	(642,450)

Net expenses	52,681,019	244,284	377,858	294,945	4,275,484

NET INVESTMENT INCOME (LOSS)	(18,595,522)	181,283	(17,997)	(226,795)	636,310

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	417,644,906	6,184	206,285	2,553,941	22,824,688
Purchased options	(10,619,024)	—	(80,301)	—	—
Foreign currency transactions	10,950,977	244,080	274,400	(9,077)	(244,392)
Written options	(26,404,079)	—	(206,401)	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	305,860,957	2,359,676	6,442,164	(269,311)	16,803,809
Purchased options	(6,299,894)	—	(48,754)	—	—
Foreign currency translations	1,256,946	(110,916)	(47,566)	—	(27,098)
Written options	(11,186,671)	—	(84,797)	—	—
Short positions	—	—	—	—	—

NET GAIN (LOSS)	681,204,118	2,499,024	6,455,030	2,275,553	39,357,007

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$662,608,596	$2,680,307	$6,437,033	$2,048,758	$39,993,317

100	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2012 (Unaudited)

	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$502,856	$747	$36,430,848	$12,289,121	$30,789,959
Dividends	1,926,463	1,332,504	24,736,059	8,726,468	6,595,706
Dividend taxes withheld	(118,255)	(90,797)	(217,033)	(601,309)	—

Total investment income	2,311,064	1,242,454	60,949,874	20,414,280	37,385,665

EXPENSES
Investment advisory fees	1,461,848	913,099	15,002,314	7,979,361	8,004,748
Performance fees	—	84,235	—	—	—
Distribution fees
Class A	151,720	81,060	2,587,740	457,425	1,408,986
Class B	8,759	12,865	763,878	132,762	95,920
Class C	65,243	62,382	6,733,875	1,374,068	2,691,114
Class R	3,401	4,792	44,330	4,321	10,183
Transfer agent fees	103,402	64,598	2,557,205	590,600	1,485,341
Printing and mailing fees	18,856	15,112	294,514	58,901	148,989
Financial accounting fees	15,156	10,412	256,732	96,407	133,943
Accounting fees	15,354	12,414	120,053	52,006	67,696
Trustees’ fees and officer compensation	10,898	9,522	81,096	34,902	52,049
Registration fees	38,516	30,397	88,360	51,883	59,833
Custodian fees	56,941	20,048	108,648	78,601	51,485
Audit fees	8,631	7,387	54,622	23,713	30,616
Legal fees	5,226	4,645	36,435	16,636	29,413
Dividend and interest expense on short positions	—	—	—	—	—
Other	12,172	10,824	90,225	41,792	66,810

Total expenses	1,976,123	1,343,792	28,820,027	10,993,378	14,337,126
Less expense reductions	—	(132,591)	—	—	—

Net expenses	1,976,123	1,211,201	28,820,027	10,993,378	14,337,126

NET INVESTMENT INCOME (LOSS)	334,941	31,253	32,129,847	9,420,902	23,048,539

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	3,259,442	2,107,122	165,847,947	56,422,001	121,787,069
Purchased options	—	(10,215)	19,364,288	2,523,058	(6,339,320)
Foreign currency transactions	(239,018)	1,328,075	4,172,160	17,098,587	2,241,441
Written options	—	(488,949)	6,151,403	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	7,956,136 *	12,099,015	(47,896,984)	(34,811,207)	(127,740,555)
Purchased options	—	(49,405)	(10,023,584)	1,484,527	1,433,074
Foreign currency translations	(17,811)	(464,937)	(356,500)	(6,405,081)	(1,633,459)
Written options	—	(139,308)	(7,213,039)	—	—
Short positions	—	—	—	—	—

NET GAIN (LOSS)	10,958,749	14,381,398	130,045,691	36,311,885	(10,251,750)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,293,690	$14,412,651	$162,175,538	$45,732,787	$12,796,789

*	Net of change of $(69,807) in deferred capital gains tax.

See accompanying Notes to Financial Statements	www.calamos.com	101

Statements of Operations    Six Months Ended April 30, 2012 (Unaudited)

	TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
INVESTMENT INCOME
Interest	$3,354,485	$8,789,392	$22,814,366
Dividends	8,045	360,659	11,422,151
Dividend taxes withheld	—	—	—

Total investment income	3,362,530	9,150,051	34,236,517

EXPENSES
Investment advisory fees	629,674	1,022,171	8,125,497
Performance fees	—	—	—
Distribution fees
Class A	155,538	247,478	1,514,531
Class B	63,006	40,872	83,594
Class C	244,512	201,998	1,452,280
Class R	4,226	760	9,709
Transfer agent fees	78,818	150,616	1,738,399
Printing and mailing fees	16,542	18,466	231,583
Financial accounting fees	13,060	15,547	136,052
Accounting fees	21,112	20,532	87,102
Trustees’ fees and officer compensation	10,970	11,656	47,120
Registration fees	35,587	30,292	97,224
Custodian fees	8,648	9,266	48,694
Audit fees	8,018	8,726	31,358
Legal fees	5,559	6,801	22,859
Dividend and interest expense on short positions	—	—	477,863
Other	6,622	8,129	69,297

Total expenses	1,301,892	1,793,310	14,173,162
Less expense reductions	(90,451)	—	—

Net expenses	1,211,441	1,793,310	14,173,162

NET INVESTMENT INCOME (LOSS)	2,151,089	7,356,741	20,063,355

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	248,961	1,859,165	41,679,358
Purchased options	—	—	(35,732,809)
Foreign currency transactions	19,291	36,433	128,556
Written options	—	—	(11,006,579)
Short positions	—	—	(11,446,584)
Change in net unrealized appreciation/(depreciation) on:
Investments	1,372,533	3,530,434	99,661,045
Purchased options	—	—	13,193,790
Foreign currency translations	(1,412)	(492)	(7,957)
Written options	—	—	11,212,879
Short positions	—	—	(22,508,156)

NET GAIN (LOSS)	1,639,373	5,425,540	85,173,543

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,790,462	$12,782,281	$105,236,898

102	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GROWTH FUND		VALUE FUND		BLUE CHIP FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011
OPERATIONS
Net investment income (loss)	$(18,595,522)	$(65,349,605)	$181,283	$26,436	$(17,997)	$(224,982)
Net realized gain (loss)	391,572,780	222,317,790	250,264	2,251,488	193,983	3,943,064
Change in unrealized appreciation/(depreciation)	289,631,338	176,380,543	2,248,760	(478,748)	6,261,047	(1,338,504)

Net increase (decrease) in net assets resulting from operations	662,608,596	333,348,728	2,680,307	1,799,176	6,437,033	2,379,578

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Net realized gains
Class A	(171,056,925)	—	—	—	—	—
Class B	(13,005,728)	—	—	—	—	—
Class C	(68,697,929)	—	—	—	—	—
Class I	(63,002,615)	—	—	—	—	—
Class R	(557,225)	—	—	—	—	—

Total distributions	(316,320,422)	—	—	—	—	—

CAPITAL SHARE TRANSACTIONS	(290,721,249)	(900,316,614)	(1,324,522)	(19,038,248)	761,166	(4,840,062)

TOTAL INCREASE (DECREASE) IN NET ASSETS	55,566,925	(566,967,886)	1,355,785	(17,239,072)	7,198,199	(2,460,484)

NET ASSETS
Beginning of period	$7,727,002,086	$8,293,969,972	$41,563,715	$58,802,787	$60,397,518	$62,858,002

End of period	7,782,569,011	7,727,002,086	42,919,500	41,563,715	67,595,717	60,397,518

Undistributed net investment income (loss)	$(15,960,711)	$2,634,811	$105,304	$(75,979)	$(70,658)	$(52,661)

See accompanying Notes to Financial Statements	www.calamos.com	103

Statements of Changes in Net Assets

	DISCOVERY GROWTH FUND		INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011
OPERATIONS
Net investment income (loss)	$(226,795)	$(364,497)	$636,310	$(982,131)	$334,941	$254,563
Net realized gain (loss)	2,544,864	(1,799,462)	22,580,296	24,328,585	3,020,424	2,173,782
Change in unrealized appreciation/(depreciation)	(269,311)	733,494	16,776,711	(15,716,383)	7,938,325	(7,599,126)

Net increase (decrease) in net assets resulting from operations	2,048,758	(1,430,465)	39,993,317	7,630,071	11,293,690	(5,170,781)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(17,972)	—	—	—	(162,959)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	(3)
Class I	—	(6,039)	—	—	(75,083)	(240,077)
Class R	—	—	—	—	—	—
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—

Total distributions	—	(24,011)	—	—	(75,083)	(403,039)

CAPITAL SHARE TRANSACTIONS	1,699,919	16,865,867	193,872,684	229,257,961	119,738,314	106,833,895

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,748,677	15,411,391	233,866,001	236,888,032	130,956,921	101,260,075

NET ASSETS
Beginning of period	$36,376,682	$20,965,291	$535,582,955	$298,694,923	$205,573,190	$104,313,115

End of period	40,125,359	36,376,682	769,448,956	535,582,955	336,530,111	205,573,190

Undistributed net investment income (loss)	$(296,624)	$(69,829)	$553,652	$(82,658)	$123,499	$(136,359)

104	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011
OPERATIONS
Net investment income (loss)	$31,253	$(522,850)	$32,129,847	$60,221,479	$9,420,902	$16,284,884
Net realized gain (loss)	2,936,033	4,413,804	195,535,798	248,182,074	76,043,646	102,075,393
Change in unrealized appreciation/(depreciation)	11,445,365	(2,329,495)	(65,490,107)	(3,482,786)	(39,731,761)	(34,843,830)

Net increase (decrease) in net assets resulting from operations	14,412,651	1,561,459	162,175,538	304,920,767	45,732,787	83,516,447

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(26,171,975)	(25,957,322)	(5,589,729)	—
Class B	—	—	(1,029,667)	(1,619,274)	(226,302)	—
Class C	—	—	(11,953,838)	(10,595,096)	(2,819,979)	—
Class I	—	—	(13,131,994)	(12,473,313)	(19,377,149)	—
Class R	—	—	(208,781)	(154,174)	(23,213)	—
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—

Total distributions	—	—	(52,496,255)	(50,799,179)	(28,036,372)	—

CAPITAL SHARE TRANSACTIONS	112,564,899	75,692,471	87,214,947	170,193,154	11,540,381	180,939,135

TOTAL INCREASE (DECREASE) IN NET ASSETS	126,977,550	77,253,930	196,894,230	424,314,742	29,236,796	264,455,582

NET ASSETS
Beginning of period	$129,759,648	$52,505,718	$4,419,061,970	$3,994,747,228	$1,667,244,949	$1,402,789,367

End of period	256,737,198	129,759,648	4,615,956,200	4,419,061,970	1,696,481,745	1,667,244,949

Undistributed net investment income (loss)	$352,196	$320,943	$(27,002,644)	$(6,636,236)	$(19,786,520)	$(1,171,050)

See accompanying Notes to Financial Statements	www.calamos.com	105

Statements of Changes in Net Assets

	CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011
OPERATIONS
Net investment income (loss)	$23,048,539	$63,114,151	$2,151,089	$4,718,422	$7,356,741	$16,094,252
Net realized gain (loss)	117,689,190	237,820,727	268,252	3,118,207	1,895,598	9,423,856
Change in unrealized appreciation/(depreciation)	(127,940,940)	(198,086,013)	1,371,121	(3,258,667)	3,529,942	(16,708,082)

Net increase (decrease) in net assets resulting from operations	12,796,789	102,848,865	3,790,462	4,577,962	12,782,281	8,810,026

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(6,903,299)	(20,535,534)	(2,289,137)	(2,766,649)	(5,621,188)	(11,829,284)
Class B	(170)	(147,375)	(198,725)	(310,482)	(187,857)	(710,814)
Class C	(305,060)	(4,920,598)	(745,844)	(803,600)	(963,288)	(2,409,652)
Class I	(5,731,806)	(14,980,646)	(829,700)	(1,197,027)	(780,307)	(2,094,172)
Class R	(18,404)	(41,109)	(29,347)	(33,900)	(8,382)	(16,309)
Net realized gains
Class A	(92,347,671)	(54,633,170)	(417,256)	(924,221)	(2,568,614)	—
Class B	(1,293,102)	(1,239,349)	(47,389)	(170,079)	(111,731)	—
Class C	(43,373,641)	(21,557,539)	(174,376)	(396,193)	(520,378)	—
Class I	(56,490,063)	(30,982,002)	(144,946)	(391,713)	(312,122)	—
Class R	(317,644)	(105,836)	(5,793)	(11,594)	(3,959)	—

Total distributions	(206,780,860)	(149,143,158)	(4,882,513)	(7,005,458)	(11,077,826)	(17,060,231)

CAPITAL SHARE TRANSACTIONS	(353,777,692)	(704,942,659)	13,867,722	(11,531,073)	36,755,619	(59,999,470)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(547,761,763)	(751,236,952)	12,775,671	(13,958,569)	38,460,074	(68,249,675)

NET ASSETS
Beginning of period	$2,638,994,765	$3,390,231,717	$221,171,683	$235,130,252	$253,740,432	$321,990,107

End of period	2,091,233,002	2,638,994,765	233,947,354	221,171,683	292,200,506	253,740,432

Undistributed net investment income (loss)	$(21,969,594)	$(32,059,394)	$(228,499)	$1,713,165	$(466,747)	$(262,466)

106	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011
OPERATIONS
Net investment income (loss)	$20,063,355	$40,558,813
Net realized gain (loss)	(16,378,058)	39,779,544
Change in unrealized appreciation/(depreciation)	101,551,601	(7,255,563)

Net increase (decrease) in net assets resulting from operations	105,236,898	73,082,794

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(7,693,915)	(21,334,226)
Class B	(36,258)	(165,280)
Class C	(709,915)	(2,811,375)
Class I	(6,479,325)	(12,657,072)
Class R	(19,607)	(41,268)
Net realized gains
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R	—	—

Total distributions	(14,939,020)	(37,009,221)

CAPITAL SHARE TRANSACTIONS	(11,538,153)	199,946,278

TOTAL INCREASE (DECREASE) IN NET ASSETS	78,759,725	236,019,851

NET ASSETS
Beginning of period	$2,341,854,036	$2,105,834,185

End of period	2,420,613,761	2,341,854,036

Undistributed net investment income (loss)	$5,584,626	$460,291

See accompanying Notes to Financial Statements	www.calamos.com	107

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of thirteen series, Growth Fund, Value Fund, Blue Chip Fund, Discovery Growth Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Income Fund (formerly High Yield Fund), and Market Neutral Income Fund (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares.

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

108	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2007 – 2010 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure

www.calamos.com	109

Notes to Financial Statements

under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	VALUE FUND, BLUE CHIP FUND, DISCOVERY GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GROWTH AND INCOME FUND, CONVERTIBLE FUND, HIGH INCOME FUND, AND MARKET NEUTRAL INCOME FUND ANNUAL RATE
First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

Each of the International Growth Fund and Global Equity Fund pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/-0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

110	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

Pursuant to a financial accounting services agreement, during the period the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Value Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Blue Chip Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Discovery Growth Fund	1.50%	2.25%	2.25%	1.25%	1.75%
International Growth Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Evolving World Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Equity Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Convertible Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Total Return Bond Fund	0.90%	1.65%	1.65%	0.65%	1.15%
High Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Market Neutral Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%

These agreements are binding on Calamos Advisors through June 30, 2013.

For the period ended April 30, 2012, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Value Fund	$120,528
Blue Chip Fund	137,296
Discovery Growth Fund	47,806
International Growth Fund	642,450
Global Equity Fund	132,591
Total Return Bond Fund	90,451

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I shares.

www.calamos.com	111

Notes to Financial Statements

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the period ended April 30, 2012, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Growth Fund	$151,793
Value Fund	1,193
Blue Chip Fund	2,383
Discovery Growth Fund	10,012
International Growth Fund	37,211
Evolving World Growth Fund	19,344
Global Equity Fund	41,213
Growth and Income Fund	214,083
Global Growth and Income Fund	19,208
Convertible Fund	812
Total Return Bond Fund	8,015
High Income Fund	18,395
Market Neutral Income Fund	16,046

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.

Certain affiliates of Calamos Advisors hold material investments in the Funds. As of April 30, 2012, they held 48% of the outstanding shares of Discovery Growth Fund.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

112	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

At April 30, 2012, the Fund’s had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Growth Fund	$761,502
Value Fund	71,919
Blue Chip Fund	64,968
Discovery Growth Fund	6,722
International Growth Fund	64,312
Evolving World Growth Fund	25,632
Global Equity Fund	36,580
Growth and Income Fund	357,664
Global Growth and Income Fund	127,917
Convertible Fund	178,672
Total Return Bond Fund	41,181
High Income Fund	81,814
Market Neutral Income Fund	160,214

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at April 30, 2012.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2012 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$—	$1,774,168,598	$—	$2,684,992,055
Value Fund	—	2,446,683	—	3,512,895
Blue Chip Fund	—	15,386,756	—	15,919,694
Discovery Growth Fund	—	23,578,153	—	22,931,805
International Growth Fund	—	375,497,066	—	197,788,054
Evolving World Growth Fund	—	198,561,365	—	80,836,699
Global Equity Fund	—	159,192,082	—	51,255,902
Growth and Income Fund	—	1,199,520,398	—	1,138,289,708
Global Growth and Income Fund	—	557,359,904	—	555,196,731
Convertible Fund	—	556,202,650	—	1,161,621,829
Total Return Bond Fund	23,018,237	25,705,746	19,823,657	20,801,837
High Income Fund	—	110,208,546	—	70,442,588
Market Neutral Income Fund	335,622,271	880,234,242	342,340,625	1,052,547,005

The following information is presented on a federal income tax basis as of April 30, 2012. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

www.calamos.com	113

Notes to Financial Statements

The cost basis of investments for federal income tax purposes at April 30, 2012 was as follows:

Fund	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$6,121,704,833	$1,909,054,318	$(142,336,955)	$1,766,717,363
Value Fund	36,727,306	8,314,244	(2,025,780)	6,288,464
Blue Chip Fund	53,886,983	16,160,131	(859,645)	15,300,486
Discovery Growth Fund	35,721,727	4,864,695	(1,750,613)	3,114,082
International Growth Fund	708,168,235	85,459,741	(25,833,145)	59,626,596
Evolving World Growth Fund	319,405,338	28,199,488	(9,688,545)	18,510,943
Global Equity Fund	241,903,879	28,798,241	(9,037,653)	19,760,588
Growth and Income Fund	4,029,121,099	672,292,081	(115,923,950)	556,368,131
Global Growth and Income Fund	1,587,664,373	154,064,466	(44,195,462)	109,869,004
Convertible Fund	1,907,238,187	189,690,439	(37,602,655)	152,087,784
Total Return Bond Fund	222,136,399	11,656,792	(52,357)	11,604,435
High Income Fund	280,477,344	11,848,716	(2,629,213)	9,219,503
Market Neutral Income Fund	2,291,173,971	165,367,089	(55,470,537)	109,896,552

Note 4 – Income Taxes

The tax character of distributions for the period ended April 30, 2012 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal period ended October 31, 2011 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2011
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Growth Fund	$—	$—
Value Fund	—	—
Blue Chip Fund	—	—
Discovery Growth Fund	24,011	—
International Growth Fund	374,669	—
Evolving World Growth Fund	559,421	241,388
Global Equity Fund	—	—
Growth and Income Fund	50,799,179	—
Global Growth and Income Fund	—	—
Convertible Fund	88,153,788	130,552,557
Total Return Bond Fund	6,253,408	1,364,565
High Income Fund	18,466,898	—
Market Neutral Income Fund	37,009,221	—

114	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

As of October 31, 2011, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	VALUE FUND	BLUE CHIP FUND	DISCOVERY GROWTH FUND	INTERNATIONAL GROWTH FUND
Undistributed ordinary income	$—	$—	$—	$—	$—
Undistributed capital gains	316,320,258	—	—	—	—

Total undistributed earnings	316,320,258	—	—	—	—
Accumulated capital and other losses	—	(5,930,634)	(12,756,155)	(1,975,104)	(60,073,901)
Net unrealized gain/(losses)	1,463,349,220	3,943,761	8,905,989	3,383,393	42,609,778

Total accumulated earnings/(losses)	1,779,669,478	(1,986,873)	(3,850,166)	1,408,289	(17,464,123)
Other	2,634,811	(75,979)	(52,661)	(69,829)	(82,658)
Paid-in capital	5,944,697,797	43,626,567	64,300,345	35,038,222	553,129,736

	$7,727,002,086	$41,563,715	$60,397,518	$36,376,682	$535,582,955

	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
Undistributed ordinary income	$—	$—	$16,864,239	$8,034,909	$—
Undistributed capital gains	—	—	—	—	193,821,216

Total undistributed earnings	—	—	16,864,239	8,034,909	193,821,216
Accumulated capital and other losses	—	(5,318,585)	(31,989,842)	(10,344,026)	—
Net unrealized gain/(losses)	10,514,710	7,217,909	614,862,276	143,319,522	281,429,910

Total accumulated earnings/(losses)	10,514,710	1,899,324	599,736,673	141,010,405	475,251,126
Other	(82,756)	320,943	2,705,310	(3,724,375)	(5,509,485)
Paid-in capital	195,141,236	127,539,381	3,816,619,987	1,529,958,919	2,169,253,124

	$205,573,190	$129,759,648	$4,419,061,970	$1,667,244,949	$2,638,994,765

			TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
Undistributed ordinary income			$1,901,924	$71,490	$3,208,156
Undistributed capital gains			789,612	3,516,566	—

Total undistributed earnings			2,691,536	3,588,056	3,208,156
Accumulated capital and other losses			—	—	(87,024,189)
Net unrealized gain/(losses)			10,512,492	5,818,774	(13,865,519)

Total accumulated earnings/(losses)			13,204,028	9,406,830	(97,681,552)
Other			(68,066)	(223,577)	(11,189,899)
Paid-in capital			208,035,721	244,557,179	2,450,725,487

			$221,171,683	$253,740,432	$2,341,854,036

As of October 31, 2011, the Funds had capital loss carryforwards which, if not used, will expire as follows:

FUND	2017	2018	2019
Value Fund	$(81,431)	$(5,849,203)	$—
Blue Chip Fund	(11,540,860)	(1,215,295)	—
Discovery Growth Fund	—	(11,120)	(1,963,984)
International Growth Fund	(60,073,901)	—	—
Global Equity Fund	(3,358,510)	(1,960,075)	—
Growth and Income Fund	—	(31,989,842)	—
Global Growth and Income Fund	—	(10,344,026)	—
Market Neutral Income Fund	(54,932,896)	(32,091,293)	—

www.calamos.com	115

Notes to Financial Statements

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, a Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, a Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

As of April 30, 2012, the Funds had outstanding forward foreign currency contracts as listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

116	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

As of April 30, 2012, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the period ended April 30, 2012, the Funds had the following transactions in options written:

	GROWTH FUND		BLUE CHIP FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Options outstanding at October 31, 2011	—	$—	—	$—
Options written	12,900	18,095,281	100	140,261
Options closed	(9,206)	(12,852,887)	(72)	(100,528)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at April 30, 2012	3,694	$5,242,394	28	$39,733

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2011	—	$—	59,500	$12,790,925
Options written	260	339,710	33,650	15,616,901
Options closed	(214)	(274,433)	(67,148)	(19,647,796)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at April 30, 2012	46	$65,277	26,002	$8,760,030

			MARKET NEUTRAL INCOME FUND
			NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2011			22,380	$26,271,461
Options written			36,860	48,996,897
Options closed			(35,120)	(56,565,873)
Options exercised			(25)	(30,648)
Options expired			(1,800)	(124,134)

Options outstanding at April 30, 2012			22,295	$18,547,703

www.calamos.com	117

Notes to Financial Statements

Below are the types of derivatives in the Funds by gross value as of April 30, 2012:

		ASSETS		LIABILITIES
FUND	DERIVATIVE TYPE	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE
Growth Fund	Options purchased	Investments in securities	$30,265,400	—	$—
	Options written	—	—	Options written	16,429,065
	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	3,968,155	Unrealized depreciation on forward foreign currency contracts	5,912,508
Value Fund	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	96,129
Blue Chip Fund	Options purchased	Investments in securities	259,065	—	—
	Options written	—	—	Options written	124,530
	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	40,667	Unrealized depreciation on forward foreign currency contracts	89,714
Global Equity Fund	Options purchased	Investments in securities	848,112	—	—
	Options written	—	—	Options written	204,585
	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	303,232	Unrealized depreciation on forward foreign currency contracts	1,102,500
Growth and Income Fund	Options purchased	Investments in securities	13,120,988	—	—
	Options written	—	—	Options written	12,393,895
	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	3,588,151
Global Growth and Income Fund	Options purchased	Investments in securities	4,918,438	—	—
	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	23,274	Unrealized depreciation on forward foreign currency contracts	8,484,168
Convertible Fund	Options purchased	Investments in securities	32,095,251	—	—
	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	92,027	Unrealized depreciation on forward foreign currency contracts	2,403,618
Market Neutral Income Fund	Options purchased	Investments in securities	6,170,312	—	—
	Options written	—	—	Options written	18,916,288

118	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

Volume of Derivative Activity for the Six Months Ended April 30, 2012*

FUND	DERIVATIVE TYPE	VOLUME
Growth Fund	Equity: Purchased Options	27,650
	Written Options	12,900
	Forward Foreign Currency Contracts	1,306,330,179
Value Fund	Forward Foreign Currency Contracts	14,196,068
Blue Chip Fund	Equity: Purchased Options	215
	Written Options	100
	Forward Foreign Currency Contracts	17,844,291
Global Equity Fund	Equity: Purchased Options	508
	Written Options	260
	Forward Foreign Currency Contracts	174,392,745
Growth and Income Fund	Equity: Purchased Options	65,825
	Written Options	33,650
	Forward Foreign Currency Contracts	537,158,580
Global Growth and Income Fund	Equity: Purchased Options	1,115
	Forward Foreign Currency Contracts	1,417,031,452
Convertible Fund	Equity: Purchased Options	25,520
	Forward Foreign Currency Contracts	383,198,081
Market Neutral Income Fund	Equity: Purchased Options	37,310
	Written Options	36,860

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts with foreign currency exposure measured in U.S. dollar notional.

Note 7 – Synthetic Convertible Securities

A Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 8 – When-Issued and Delayed Delivery Securities

A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

www.calamos.com	119

Notes to Financial Statements

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks	$7,321,326,592	$169,909,332	$—	$7,491,235,924
Purchased Options	30,265,400			30,265,400
Short Term Investment	366,920,872			366,920,872
Forward Foreign Currency Contracts		3,968,155		3,968,155

Total	$7,718,512,864	$173,877,487	$—	$7,892,390,351

Liabilities:
Written Option	$16,429,065	$—	$—	$16,429,065
Forward Foreign Currency Contracts		5,912,508		5,912,508

Total	$16,429,065	$5,912,508	$—	$22,341,573

INVESTMENTS, AT VALUE:	TRANSFERS INTO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS INTO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Common Stocks	$72,891,533	$—	$—	$72,891,533

Total	$72,891,533	$—	$—	$72,891,533

* Transfers to Level 1 from Level 2 were due to the absence of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

120	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

	VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$37,143,687	$5,455,406	$—	$42,599,093
Short Term Investment	416,677			416,677

Total	$37,560,364	$5,455,406	$—	$43,015,770

Liabilities:
Forward Foreign Currency Contracts	$—	$96,129	$—	$96,129

Total	$—	$96,129	$—	$96,129

	BLUE CHIP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$64,425,477	$1,799,024	$—	$66,224,501
Purchased Options	259,065			259,065
Short Term Investment	2,703,903			2,703,903
Forward Foreign Currency Contracts		40,667		40,667

Total	$67,388,445	$1,839,691	$—	$69,228,136

Liabilities:
Written Option	$124,530	$—	$—	$124,530
Forward Foreign Currency Contracts		89,714		89,714

Total	$124,530	$89,714	$—	$214,244

	DISCOVERY GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks	$38,299,738	$—	$—	$38,299,738
Short Term Investment	536,071			536,071

Total	$38,835,809	$—	$—	$38,835,809

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$262,566,969	$452,928,057	$—	$715,495,026
Rights		12,347		12,347
Short Term Investment	52,287,458			52,287,458

Total	$314,854,427	$452,940,404	$—	$767,794,831

INVESTMENTS, AT VALUE:	TRANSFERS INTO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS INTO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Common Stocks	$8,163,852	$—	$—	$8,163,852

Total	$8,163,852	$—	$—	$8,163,852

* Transfers to Level 1 from Level 2 were due to the absence of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

www.calamos.com	121

Notes to Financial Statements

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$64,862,350	$—	$64,862,350
Common Stocks	104,013,923	138,646,767		242,660,690
Rights		7,664		7,664
Short Term Investment	30,385,577			30,385,577

Total	$134,399,500	$203,516,781	$—	$337,916,281

INVESTMENTS, AT VALUE:	TRANSFERS INTO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS INTO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Common Stocks	$2,642,318	$—	$—	$2,642,318

Total	$2,642,318	$—	$—	$2,642,318

* Transfers to Level 1 from Level 2 were due to the absence of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks	$157,840,327	$84,764,770	$—	$242,605,097
Rights		3,491		3,491
Purchased Options	848,112			848,112
Short Term Investment	18,207,767			18,207,767
Forward Foreign Currency Contracts		303,232		303,232

Total	$176,896,206	$85,071,493	$—	$261,967,699

Liabilities:
Written Option	$204,585	$—	$—	$204,585
Forward Foreign Currency Contracts		1,102,500		1,102,500

Total	$204,585	$1,102,500	$—	$1,307,085

INVESTMENTS, AT VALUE:	TRANSFERS INTO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS INTO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Common Stocks	$2,268,749	$—	$—	$2,268,749

Total	$2,268,749	$—	$—	$2,268,749

* Transfers to Level 1 from Level 2 were due to the absence of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

122	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

	GROWTH AND INCOME FUND

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,488,079,914	$—	$1,488,079,914
Synthetic Convertible Securities (Corporate Bonds)		226,853,097		226,853,097
Synthetic Convertible Securities (Sovereign Bonds)		455,208,650		455,208,650
Synthetic Convertible Securities (Purchased Options)	7,936,238			7,936,238
Convertible Preferred Stocks	128,363,470	95,725,875		224,089,345
Common Stocks	2,033,945,706	53,072,282		2,087,017,988
Purchased Options	5,184,750			5,184,750
Short Term Investment	91,119,248			91,119,248

Total	$2,266,549,412	$2,318,939,818	$—	$4,585,489,230

Liabilities:
Written Options	$12,393,895	$—	$—	$12,393,895
Forward Foreign Currency Contracts		3,588,151		3,588,151

Total	$12,393,895	$3,588,151	$—	$15,982,046

INVESTMENTS, AT VALUE:	TRANSFERS INTO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS INTO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Common Stocks	$43,734,920	$—	$—	$43,734,920

Total	$43,734,920	$—	$—	$43,734,920

* Transfers to Level 1 from Level 2 were due to the absence of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Convertible Bonds	$—	$608,338,945	$—	$608,338,945
Synthetic Convertible Securities (Corporate Bonds)		56,126,593		56,126,593
Synthetic Convertible Securities (Sovereign Bonds)		180,037,021		180,037,021
Synthetic Convertible Securities (Purchased Options)	4,918,438			4,918,438
Convertible Preferred Stocks	7,914,880	15,089,000		23,003,880
Common Stocks	364,230,161	427,248,525		791,478,686
Short Term Investment	33,629,814			33,629,814
Forward Foreign Currency Contracts		23,274		23,274

Total	$410,693,293	$1,286,863,358	$—	$1,697,556,651

Liabilities:
Forward Foreign Currency Contracts	$—	$8,484,168	$—	$8,484,168

Total	$—	$8,484,168	$—	$8,484,168

INVESTMENTS, AT VALUE:	TRANSFERS INTO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS INTO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Common Stocks	$15,216,108	$—	$—	$15,216,108

Total	$15,216,108	$—	$—	$15,216,108

* Transfers to Level 1 from Level 2 were due to the absence of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

www.calamos.com	123

Notes to Financial Statements

	CONVERTIBLE FUND

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,294,652,755	$—	$1,294,652,755
Synthetic Convertible Securities (Corporate Bonds)		18,828,913		18,828,913
Synthetic Convertible Securities (Sovereign Bonds)		232,151,736		232,151,736
Synthetic Convertible Securities (Purchased Options)	32,095,251			32,095,251
Convertible Preferred Stocks	65,072,000	43,035,087		108,107,087
Common Stocks	267,678,100	24,678,122		292,356,222
Short Term Investment	81,134,007			81,134,007
Forward Foreign Currency Contracts		92,027		92,027

Total	$445,979,358	$1,613,438,640	$—	$2,059,417,998

Liabilities:
Forward Foreign Currency Contracts	$—	$2,403,628	$—	$2,403,628

Total	$—	$2,403,628	$—	$2,403,628

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$135,141,212	$—	$135,141,212
Convertible Bonds		1,125,000		1,125,000
Sovereign Bonds		45,822,747		45,822,747
U.S. Government and Agency Securities		33,180,379		33,180,379
Residential Mortgage Backed Securities		8,372,546		8,372,546
Short Term Investment	10,098,950			10,098,950

Total	$10,098,950	$223,641,884	$—	$233,740,834

	HIGH INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Corporate Bonds	$—	$262,388,563	$—	$262,388,563
Convertible Bonds		7,847,250		7,847,250
Sovereign Bonds		4,267,478		4,267,478
Convertible Preferred Stocks	3,452,800	5,678,250		9,131,050
Short Term Investment	6,062,506			6,062,506

Total	$9,515,306	$280,181,541	$—	$289,696,847

124	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$660,902,354	$—	$660,902,354
U.S. Government and Agency Securities		198,692,950		198,692,950
Synthetic Convertible Securities (Corporate Bonds)		123,816,892		123,816,892
Synthetic Convertible Securities (Sovereign Bonds)		238,239,808		238,239,808
Synthetic Convertible Securities (Purchased Options)	4,385,000			4,385,000
Common Stocks	1,113,399,784			1,113,399,784
Purchased Options	1,785,312			1,785,312
Short Term Investment	59,848,423			59,848,423

Total	$1,179,418,519	$1,221,652,004	$—	$2,401,070,523

Liabilities:
U.S. Government and Agency Securities Sold Short	$—	$225,030,275	$—	$225,030,275
Common Stocks Sold Short	304,111,038			304,111,038
Written Options	18,916,288			18,916,288

Total	$323,027,326	$225,030,275	$—	$548,057,601

www.calamos.com	125

Notes to Financial Statements

Note 10 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds:

For the Period Ended April 30, 2012
	GROWTH FUND		VALUE FUND		BLUE CHIP FUND		DISCOVERY GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,318,510	$324,761,050	113,298	$1,315,691	1,185,047	$15,872,157	951,483	$11,811,593
Shares issued as reinvestment of distributions	3,461,089	160,594,515	—	—	—	—	—	—
Less shares redeemed	(17,467,854)	(888,968,673)	(159,289)	(1,803,671)	(1,032,556)	(13,895,492)	(814,909)	(10,357,367)

Net increase (decrease)	(7,688,255)	$(403,613,108)	(45,991)	$(487,980)	152,491	$1,976,665	136,574	$1,454,226

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	34,857	$1,653,358	4,325	$44,426	19,940	$249,243	5,064	$61,495
Shares issued as reinvestment of distributions	252,072	11,534,817	—	—	—	—	—	—
Less shares redeemed	(1,944,442)	(98,374,799)	(70,269)	(750,758)	(78,508)	(949,549)	(5,382)	(65,482)

Net increase (decrease)	(1,657,513)	$(85,186,624)	(65,944)	$(706,332)	(58,568)	$(700,306)	(318)	$(3,987)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,109,084	$49,727,294	29,767	$314,435	76,152	$904,884	117,154	$1,403,433
Shares issued as reinvestment of distributions	1,249,989	52,124,549	—	—	—	—	—	—
Less shares redeemed	(3,563,880)	(162,695,071)	(61,118)	(649,239)	(105,074)	(1,282,108)	(115,927)	(1,364,802)

Net increase (decrease)	(1,204,807)	$(60,843,228)	(31,351)	$(334,804)	(28,922)	$(377,224)	1,227	$38,631

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,130,977	$398,188,342	29,815	$343,089	29,362	$384,240	34,756	$433,962
Shares issued as reinvestment of distributions	1,131,951	57,571,037	—	—	—	—	—	—
Less shares redeemed	(3,622,498)	(200,868,871)	(11,700)	(138,495)	(41,523)	(522,445)	(18,204)	(222,913)

Net increase (decrease)	4,640,430	$254,890,508	18,115	$204,594	(12,161)	$(138,205)	16,552	$211,049

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	122,597	$6,286,826	—	$—	19	$236	99,835	$1,220,500
Shares issued as reinvestment of distributions	11,656	533,852	—	—	—	—	—	—
Less shares redeemed	(55,177)	(2,789,475)	—	—	—	—	(100,000)	(1,220,500)

Net increase (decrease)	79,076	$4,031,203	—	$—	19	$236	(165)	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

126	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	8,481,683	$141,080,507	4,907,618	$62,818,317	6,573,788	$84,427,978	8,380,571	$270,420,454
Shares issued as reinvestment of distributions	—	—	—	—	—	—	745,042	23,703,896
Less shares redeemed	(2,754,645)	(45,804,422)	(2,284,220)	(29,351,636)	(3,926,254)	(50,549,651)	(6,903,736)	(223,027,508)

Net increase (decrease)	5,727,038	$95,276,085	2,623,398	$33,466,681	2,647,534	$33,878,327	2,221,877	$71,096,842

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	7,800	$125,744	4,196	$52,542	20,422	$245,795	42,129	$1,527,563
Shares issued as reinvestment of distributions	—	—	—	—	—	—	23,537	847,526
Less shares redeemed	(174,131)	(2,779,481)	(12,225)	(152,738)	(32,428)	(391,600)	(1,666,625)	(61,690,448)

Net increase (decrease)	(166,331)	$(2,653,737)	(8,029)	$(100,196)	(12,006)	$(145,805)	(1,600,959)	$(59,315,359)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	795,112	$12,694,014	919,381	$11,556,663	677,255	$8,319,051	2,398,034	$76,614,847
Shares issued as reinvestment of distributions	—	—	—	—	—	—	283,716	9,049,894
Less shares redeemed	(426,211)	(6,718,856)	(180,202)	(2,213,230)	(193,168)	(2,306,342)	(3,187,965)	(103,394,613)

Net increase (decrease)	368,901	$5,975,158	739,179	$9,343,433	484,087	$6,012,709	(506,215)	$(17,729,872)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,054,605	$154,053,897	6,951,247	$89,083,770	6,681,659	$83,879,677	6,622,181	$209,464,160
Shares issued as reinvestment of distributions	—	—	5,596	67,606	—	—	349,377	10,878,537
Less shares redeemed	(3,658,766)	(62,149,177)	(965,493)	(12,284,866)	(866,404)	(11,207,374)	(4,141,768)	(131,116,241)

Net increase (decrease)	5,395,839	$91,904,720	5,991,350	$76,866,510	5,815,255	$72,672,303	2,829,790	$89,226,456

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	251,130	$4,208,692	113,523	$1,419,296	155,536	$1,904,524	199,528	$6,367,452
Shares issued as reinvestment of distributions	—	—	—	—	—	—	5,626	178,503
Less shares redeemed	(52,124)	(838,234)	(101,039)	(1,257,410)	(143,486)	(1,757,159)	(80,598)	(2,609,075)

Net increase (decrease)	199,006	$3,370,458	12,484	$161,886	12,050	$147,365	124,556	$3,936,880

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	127

Notes to Financial Statements

	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,197,792	$34,614,079	744,122	$13,145,393	3,119,057	$34,374,742	5,789,717	$56,067,631
Shares issued as reinvestment of distributions	471,521	5,129,185	4,929,123	84,465,153	233,621	2,562,234	811,288	7,864,936
Less shares redeemed	(5,804,375)	(63,091,114)	(18,428,394)	(333,372,357)	(1,794,444)	(19,834,410)	(3,579,929)	(34,639,573)

Net increase (decrease)	(2,135,062)	$(23,347,850)	(12,755,149)	$(235,761,811)	1,558,234	$17,102,566	3,021,076	$29,292,994

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	26,090	$282,305	15,939	$329,547	91,281	$1,007,728	26,720	$269,630
Shares issued as reinvestment of distributions	16,919	188,817	40,979	845,807	16,104	176,329	23,376	236,289
Less shares redeemed	(811,711)	(8,954,854)	(183,460)	(4,036,016)	(370,430)	(4,087,670)	(309,212)	(3,128,727)

Net increase (decrease)	(768,702)	$(8,483,732)	(126,542)	$(2,860,662)	(263,045)	$(2,903,613)	(259,116)	$(2,622,808)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,228,917	$12,435,251	674,078	$11,508,711	736,590	$8,119,645	531,558	$5,340,521
Shares issued as reinvestment of distributions	199,053	2,076,124	1,756,624	29,909,980	56,794	621,590	105,082	1,054,119
Less shares redeemed	(3,120,906)	(31,930,629)	(4,984,972)	(89,802,841)	(828,404)	(9,142,769)	(447,493)	(4,495,131)

Net increase (decrease)	(1,692,936)	$(17,419,254)	(2,554,270)	$(48,384,150)	(35,020)	$(401,534)	189,147	$1,899,509

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	11,979,918	$131,411,075	6,382,825	$106,925,618	121,289	$1,334,243	1,173,414	$11,399,914
Shares issued as reinvestment of distributions	1,653,280	18,159,927	3,025,994	48,363,771	86,655	950,073	95,424	925,211
Less shares redeemed	(8,082,645)	(89,253,110)	(13,044,929)	(222,233,411)	(208,476)	(2,299,552)	(433,350)	(4,202,322)

Net increase (decrease)	5,550,553	$60,317,892	(3,636,110)	$(66,944,022)	(532)	$(15,236)	835,488	$8,122,803

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	50,999	$556,918	23,265	$418,192	13,189	$146,105	6,547	$63,386
Shares issued as reinvestment of distributions	1,947	21,222	17,079	291,600	3,156	34,598	544	5,262
Less shares redeemed	(9,643)	(104,815)	(29,522)	(536,839)	(8,605)	(95,164)	(572)	(5,527)

Net increase (decrease)	43,303	$473,325	10,822	$172,953	7,740	$85,539	6,519	$63,121

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

128	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars
Shares sold	15,120,408	$186,046,304
Shares issued as reinvestment of distributions	611,101	7,455,769
Less shares redeemed	(30,464,980)	(374,982,674)

Net increase (decrease)	(14,733,471)	$(181,480,601)

Class B	Shares	Dollars
Shares sold*	8,963	$116,613
Shares issued as reinvestment of distributions	2,001	25,458
Less shares redeemed	(237,937)	(3,082,382)

Net increase (decrease)	(226,973)	$(2,940,311)

Class C	Shares	Dollars
Shares sold	533,835	$6,691,300
Shares issued as reinvestment of distributions	43,982	540,208
Less shares redeemed	(2,376,326)	(29,623,599)

Net increase (decrease)	(1,798,509)	$(22,392,091)

Class I	Shares	Dollars
Shares sold	27,833,985	$339,489,446
Shares issued as reinvestment of distributions	402,612	4,876,418
Less shares redeemed	(12,299,112)	(150,350,565)

Net increase (decrease)	15,937,485	$194,015,299

Class R	Shares	Dollars
Shares sold	149,877	$1,840,635
Shares issued as reinvestment of distributions	1,167	14,218
Less shares redeemed	(47,970)	(595,302)

Net increase (decrease)	103,074	$1,259,551

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	129

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2011
	GROWTH FUND		VALUE FUND		BLUE CHIP FUND		DISCOVERY GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,644,155	$998,946,026	140,907	$1,603,273	878,672	$11,254,473	1,655,363	$22,202,512
Shares issued as reinvestment of distributions	—	—	—	—	—	—	1,416	17,960
Less shares redeemed	(31,732,735)	(1,687,461,706)	(874,375)	(10,216,967)	(1,099,058)	(14,030,088)	(959,049)	(12,499,298)

Net increase (decrease)	(13,088,580)	$(688,515,680)	(733,468)	$(8,613,694)	(220,386)	$(2,775,615)	697,730	$9,721,174

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	62,628	$3,310,996	9,071	$98,403	19,509	$238,564	29,459	$401,260
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(3,798,520)	(201,132,338)	(166,097)	(1,765,835)	(138,381)	(1,691,428)	(7,814)	(99,263)

Net increase (decrease)	(3,735,892)	$(197,821,342)	(157,026)	$(1,667,432)	(118,872)	$(1,452,864)	21,645	$301,997

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,139,676	$105,010,774	27,551	$294,895	119,980	$1,452,352	96,147	$1,263,926
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(7,637,141)	(370,178,487)	(220,246)	(2,381,009)	(186,817)	(2,256,309)	(17,713)	(225,189)

Net increase (decrease)	(5,497,465)	$(265,167,713)	(192,695)	$(2,086,114)	(66,837)	$(803,957)	78,434	$1,038,737

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,641,591	$556,573,593	52,897	$617,133	97,274	$1,236,549	698,776	$9,481,749
Shares issued as reinvestment of distributions	—	—	—	—	—	—	473	6,005
Less shares redeemed	(5,372,590)	(309,270,842)	(621,724)	(7,288,141)	(83,115)	(1,044,346)	(276,215)	(3,683,795)

Net increase (decrease)	4,269,001	$247,302,751	(568,827)	$(6,671,008)	14,159	$192,203	423,034	$5,803,959

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	150,566	$8,017,686	—	$—	41	$485	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(78,463)	(4,132,316)	—	—	(27)	(314)	—	—

Net increase (decrease)	72,103	$3,885,370	—	$—	14	$171	—	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

130	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,892,494	$166,842,873	7,903,337	$101,678,888	5,198,374	$64,610,914	21,287,332	$682,851,158
Shares issued as reinvestment of distributions	—	—	12,433	160,644	—	—	753,248	23,181,141
Less shares redeemed	(4,104,510)	(68,328,532)	(3,164,678)	(40,401,648)	(3,633,534)	(44,586,614)	(15,840,019)	(503,405,743)

Net increase (decrease)	5,787,984	$98,514,341	4,751,092	$61,437,884	1,564,840	$20,024,300	6,200,561	$202,626,556

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	46,738	$752,123	14,030	$179,076	41,783	$505,632	115,696	$4,190,833
Shares issued as reinvestment of distributions	—	—	—	—	—	—	36,771	1,291,592
Less shares redeemed	(295,362)	(4,768,692)	(14,350)	(187,576)	(52,243)	(628,093)	(3,943,401)	(143,451,510)

Net increase (decrease)	(248,624)	$(4,016,569)	(320)	$(8,500)	(10,460)	$(122,461)	(3,790,934)	$(137,969,085)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,008,370	$16,344,023	524,359	$6,800,890	437,587	$5,296,282	5,841,148	$188,007,942
Shares issued as reinvestment of distributions	—	—	— **	3	—	—	253,431	7,841,179
Less shares redeemed	(825,535)	(13,299,071)	(82,437)	(1,060,141)	(150,499)	(1,758,021)	(6,984,380)	(223,219,866)

Net increase (decrease)	182,835	$3,044,952	441,922	$5,740,752	287,088	$3,538,261	(889,801)	$(27,370,745)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	11,608,419	$196,374,015	9,125,841	$122,077,563	4,665,735	$58,299,980	14,554,192	$455,935,129
Shares issued as reinvestment of distributions	—	—	18,136	235,045	—	—	329,400	9,904,933
Less shares redeemed	(4,037,948)	(67,040,950)	(6,271,063)	(82,665,264)	(522,607)	(6,462,566)	(10,797,036)	(337,528,288)

Net increase (decrease)	7,570,471	$129,333,065	2,872,914	$39,647,344	4,143,128	$51,837,414	4,086,556	$128,311,774

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	200,476	$3,180,522	1,924	$24,313	38,560	$485,325	359,294	$11,534,518
Shares issued as reinvestment of distributions	—	—	—	—	—	—	3,724	113,853
Less shares redeemed	(49,398)	(798,350)	(644)	(7,898)	(5,697)	(70,368)	(221,019)	(7,053,717)

Net increase (decrease)	151,078	$2,382,172	1,280	$16,415	32,863	$414,957	141,999	$4,594,654

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

**	Amount is less than 1 share.

www.calamos.com	131

Notes to Financial Statements

	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	13,669,755	$147,978,344	12,825,865	$254,836,038	4,587,031	$51,087,821	8,350,150	$81,901,944
Shares issued as reinvestment of distributions	—	—	3,355,055	65,257,533	317,545	3,493,022	1,130,945	11,154,362
Less shares redeemed	(10,310,071)	(111,590,193)	(39,224,271)	(773,242,771)	(4,806,176)	(53,349,837)	(11,850,125)	(116,501,048)

Net increase (decrease)	3,359,684	$36,388,151	(23,043,351)	$(453,149,200)	98,400	$1,231,006	(2,369,030)	$(23,444,742)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	128,783	$1,415,644	22,839	$532,013	329,560	$3,666,077	108,332	$1,117,673
Shares issued as reinvestment of distributions	—	—	42,214	975,630	30,890	338,548	49,197	505,228
Less shares redeemed	(1,491,580)	(16,301,624)	(1,550,596)	(36,928,052)	(992,157)	(10,958,545)	(867,046)	(8,938,554)

Net increase (decrease)	(1,362,797)	$(14,885,980)	(1,485,543)	$(35,420,409)	(631,707)	$(6,953,920)	(709,517)	$(7,315,653)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,945,225	$61,163,406	1,137,764	$22,326,523	1,837,182	$20,476,423	628,707	$6,400,888
Shares issued as reinvestment of distributions	—	—	897,862	17,382,615	71,543	784,343	152,350	1,551,087
Less shares redeemed	(6,689,654)	(68,451,953)	(7,704,360)	(150,790,428)	(2,067,503)	(22,830,672)	(1,487,597)	(15,196,399)

Net increase (decrease)	(744,429)	$(7,288,547)	(5,668,734)	$(111,081,290)	(158,778)	$(1,569,906)	(706,540)	$(7,244,424)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	30,071,139	$329,200,802	26,312,319	$490,915,951	175,234	$1,955,719	832,741	$8,217,710
Shares issued as reinvestment of distributions	—	—	1,630,911	29,785,868	142,281	1,564,429	190,434	1,882,953
Less shares redeemed	(14,780,096)	(162,663,087)	(33,878,336)	(627,322,643)	(731,102)	(8,017,064)	(3,280,248)	(32,127,192)

Net increase (decrease)	15,291,043	$166,537,715	(5,935,106)	$(106,620,824)	(413,587)	$(4,496,916)	(2,257,073)	$(22,026,529)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	90,745	$971,053	105,919	$2,081,654	20,576	$227,667	5,594	$55,006
Shares issued as reinvestment of distributions	—	—	6,590	127,822	4,090	45,005	780	7,663
Less shares redeemed	(72,762)	(783,257)	(44,606)	(880,412)	(1,281)	(14,009)	(3,089)	(30,791)

Net increase (decrease)	17,983	$187,796	67,903	$1,329,064	23,385	$258,663	3,285	$31,878

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

132	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars
Shares sold	52,377,397	$631,584,348
Shares issued as reinvestment of distributions	1,724,623	20,509,729
Less shares redeemed	(49,274,289)	(593,526,394)

Net increase (decrease)	4,827,731	$58,567,683

Class B	Shares	Dollars
Shares sold*	35,030	$442,806
Shares issued as reinvestment of distributions	9,194	115,138
Less shares redeemed	(646,149)	(8,207,226)

Net increase (decrease)	(601,925)	$(7,649,282)

Class C	Shares	Dollars
Shares sold	2,380,180	$29,037,039
Shares issued as reinvestment of distributions	171,412	2,070,890
Less shares redeemed	(7,390,392)	(90,422,341)

Net increase (decrease)	(4,838,800)	$(59,314,412)

Class I	Shares	Dollars
Shares sold	42,896,384	$511,981,871
Shares issued as reinvestment of distributions	757,010	8,906,726
Less shares redeemed	(26,280,690)	(313,263,165)

Net increase (decrease)	17,372,704	$207,625,432

Class R	Shares	Dollars
Shares sold	135,727	$1,633,219
Shares issued as reinvestment of distributions	2,577	30,565
Less shares redeemed	(78,408)	(946,927)

Net increase (decrease)	59,896	$716,857

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	133

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010		2009		2008	2007
Net asset value, beginning of period	$51.06		$49.18		$40.60		$32.20		$70.29	$55.12

Income from investment operations:
Net investment income (loss)(a)	(0.10)		(0.32)		(0.16)		(0.14)		(0.24)	(0.35)

Net realized and unrealized gain (loss)	4.50		2.20		8.74		8.54		(30.29)	17.49

Total from investment operations	4.40		1.88		8.58		8.40		(30.53)	17.14

Distributions:
Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	(2.15)		—		—		—		(7.56)	(1.97)

Total distributions	(2.15)		—		—		—		(7.56)	(1.97)

Net asset value, end of period	$53.31		$51.06		$49.18		$40.60		$32.20	$70.29

Ratios and supplemental data:
Total return(b)	9.24%		3.82%		21.13%		26.09%		(48.11% )	32.15%

Net assets, end of period (000)	$4,009,844		$4,232,942		$4,721,389		$5,017,458		$5,052,016	$12,068,660

Ratio of net expenses to average net assets	1.28%	(c)	1.26%		1.27%		1.32%		1.21%	1.20%

Ratio of gross expenses to average net assets prior to expense reductions	1.28%	(c)	1.26%		1.27%		1.33%		1.22%	1.21%

Ratio of net investment income (loss) to average net assets	(0.38%	)(c)	(0.60%	)	(0.37%	)	(0.44%	)	(0.46% )	(0.61% )

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010		2009		2008	2007
Portfolio turnover rate	23.8%		84.7%		52.7%		52.3%		73.9%	75.8%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

134	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010		2009		2008	2007
Net asset value, beginning of period	$50.44		$48.96		$40.72		$32.53		$71.41	$56.37

Income from investment operations:
Net investment income (loss)(a)	(0.28)		(0.71)		(0.50)		(0.39)		(0.63)	(0.80)

Net realized and unrealized gain (loss)	4.43		2.19		8.74		8.58		(30.69)	17.81

Total from investment operations	4.15		1.48		8.24		8.19		(31.32)	17.01

Distributions:
Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	(2.15)		—		—		—		(7.56)	(1.97)

Total distributions	(2.15)		—		—		—		(7.56)	(1.97)

Net asset value, end of period	$52.44		$50.44		$48.96		$40.72		$32.53	$71.41

Ratios and supplemental data:
Total return(b)	8.85%		3.02%		20.24%		25.18%		(48.50% )	31.18%

Net assets, end of period (000)	$262,175		$335,792		$508,828		$593,604		$609,200	$1,396,806

Ratio of net expenses to average net assets	2.03%	(c)	2.01%		2.02%		2.07%		1.96%	1.95%

Ratio of gross expenses to average net assets prior to expense reductions	2.03%	(c)	2.01%		2.02%		2.08%		1.97%	1.96%

Ratio of net investment income (loss) to average net assets	(1.13%	)(c)	(1.34%	)	(1.12%	)	(1.19%	)	(1.21% )	(1.36% )

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010		2009		2008	2007
Net asset value, beginning of period	$46.16		$44.80		$37.26		$29.77		$66.05	$52.29

Income from investment operations:
Net investment income (loss)(a)	(0.26)		(0.66)		(0.45)		(0.36)		(0.58)	(0.74)

Net realized and unrealized gain (loss)	4.03		2.02		7.99		7.85		(28.14)	16.47

Total from investment operations	3.77		1.36		7.54		7.49		(28.72)	15.73

Distributions:
Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	(2.15)		—		—		—		(7.56)	(1.97)

Total distributions	(2.15)		—		—		—		(7.56)	(1.97)

Net asset value, end of period	$47.78		$46.16		$44.80		$37.26		$29.77	$66.05

Ratios and supplemental data:
Total return(b)	8.85%		3.04%		20.24%		25.16%		(48.50% )	31.16%

Net assets, end of period (000)	$1,512,679		$1,517,047		$1,718,714		$1,720,775		$1,732,305	$3,801,620

Ratio of net expenses to average net assets	2.03%	(c)	2.01%		2.02%		2.07%		1.96%	1.95%

Ratio of gross expenses to average net assets prior to expense reductions	2.03%	(c)	2.01%		2.02%		2.08%		1.97%	1.96%

Ratio of net investment income (loss) to average net assets	(1.12%	)(c)	(1.35%	)	(1.12%	)	(1.19%	)	(1.21% )	(1.36% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	135

Calamos Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010		2009		2008	2007
Net asset value, beginning of period	$55.72		$53.54		$44.09		$34.88		$75.28	$58.75

Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.21)		(0.05)		(0.07)		(0.11)	(0.23)

Net realized and unrealized gain (loss)	4.94		2.39		9.50		9.28		(32.73)	18.73

Total from investment operations	4.91		2.18		9.45		9.21		(32.84)	18.50

Distributions:
Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	(2.15)		—		—		—		(7.56)	(1.97)

Total distributions	(2.15)		—		—		—		(7.56)	(1.97)

Net asset value, end of period	$58.48		$55.72		$53.54		$44.09		$34.88	$75.28

Ratios and supplemental data:
Total return(b)	9.39%		4.07%		21.43%		26.40%		(47.97% )	32.49%

Net assets, end of period (000)	$1,980,135		$1,628,191		$1,335,967		$652,733		$468,906	$226,225

Ratio of net expenses to average net assets	1.03%	(c)	1.01%		1.02%		1.07%		0.96%	0.95%

Ratio of gross expenses to average net assets prior to expense reductions	1.03%	(c)	1.01%		1.02%		1.07%		0.97%	0.96%

Ratio of net investment income (loss) to average net assets	(0.11%	)(c)	(0.37%	)	(0.11%	)	(0.20%	)	(0.21% )	(0.36% )

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,							March 1, 2007* through October 31,
	2012		2011		2010		2009		2008	2007
Net asset value, beginning of period	$50.44		$48.71		$40.31		$32.05		$70.16	$53.60

Income from investment operations:
Net investment income (loss)(a)	(0.15)		(0.46)		(0.27)		(0.25)		(0.35)	(0.36)

Net realized and unrealized gain (loss)	4.43		2.19		8.67		8.51		(30.20)	16.92

Total from investment operations	4.28		1.73		8.40		8.26		(30.55)	16.56

Distributions:
Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	(2.15)		—		—		—		(7.56)	—

Total distributions	(2.15)		—		—		—		(7.56)	—

Net asset value, end of period	$52.57		$50.44		$48.71		$40.31		$32.05	$70.16

Ratios and supplemental data:
Total return(b)	9.12%		3.55%		20.84%		25.77%		(48.24% )	30.90%

Net assets, end of period (000)	$17,737		$13,030		$9,071		$3,872		$780	$404

Ratio of net expenses to average net assets	1.52%	(c)	1.51%		1.52%		1.56%		1.46%	1.45%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.52%	(c)	1.51%		1.52%		1.56%		1.47%	1.46%	(c)

Ratio of net investment income (loss) to average net assets	(0.60%	)(c)	(0.88%	)	(0.62%	)	(0.73%	)	(0.71% )	(0.86%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

136	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Value Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.25		$11.02	$10.57	$8.90	$14.68	$13.63

Income from investment operations:
Net investment income (loss)(a)	0.05		0.01	(0.00)**	0.04	0.03	0.01

Net realized and unrealized gain (loss)	0.70		0.22	0.48	1.64	(4.83)	1.73

Total from investment operations	0.75		0.23	0.48	1.68	(4.80)	1.74

Distributions:
Dividends from net investment income	—		—	(0.03)	(0.01)	(0.08)	—

Dividends from net realized gains	—		—	—	—	(0.90)	(0.69)

Total distributions	—		—	(0.03)	(0.01)	(0.98)	(0.69)

Net asset value, end of period	$12.00		$11.25	$11.02	$10.57	$8.90	$14.68

Ratios and supplemental data:
Total return(b)	6.67%		2.09%	4.52%	18.85%	(34.79% )	13.33%

Net assets, end of period (000)	$25,015		$23,964	$31,556	$32,877	$45,372	$76,676

Ratio of net expenses to average net assets	1.15%	(c)	1.52%	1.60%	1.59%	1.48%	1.46%

Ratio of gross expenses to average net assets prior to expense reductions	1.74%	(c)	1.67%	1.60%	1.59%	1.49%	1.46%

Ratio of net investment income (loss) to average net assets	0.91%	(c)	0.11%	0.03%	0.50%	0.24%	0.05%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Portfolio turnover rate	6.0%		27.4%	37.7%	58.7%	61.0%	29.6%

**	Amount is less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	137

Calamos Value Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010		2009		2008	2007
Net asset value, beginning of period	$10.49		$10.35		$9.98		$8.46		$14.01	$13.13

Income from investment operations:
Net investment income (loss)(a)	0.01		(0.07)		(0.07)		(0.02)		(0.06)	(0.09)

Net realized and unrealized gain (loss)	0.65		0.21		0.44		1.54		(4.59)	1.66

Total from investment operations	0.66		0.14		0.37		1.52		(4.65)	1.57

Distributions:
Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	—		—		—		—		(0.90)	(0.69)

Total distributions	—		—		—		—		(0.90)	(0.69)

Net asset value, end of period	$11.15		$10.49		$10.35		$9.98		$8.46	$14.01

Ratios and supplemental data:
Total return(b)	6.29%		1.35%		3.71%		17.97%		(35.24% )	12.50%

Net assets, end of period (000)	$1,718		$2,308		$3,903		$5,145		$5,377	$10,867

Ratio of net expenses to average net assets	1.90%	(c)	2.29%		2.34%		2.34%		2.23%	2.21%

Ratio of gross expenses to average net assets prior to expense reductions	2.48%	(c)	2.42%		2.34%		2.34%		2.24%	2.21%

Ratio of net investment income (loss) to average net assets	0.20%	(c)	(0.63%	)	(0.70%	)	(0.29%	)	(0.51% )	(0.70% )

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010		2009		2008	2007
Net asset value, beginning of period	$10.48		$10.34		$9.97		$8.45		$14.00	$13.12

Income from investment operations:
Net investment income (loss)(a)	0.01		(0.07)		(0.07)		(0.02)		(0.06)	(0.09)

Net realized and unrealized gain (loss)	0.65		0.21		0.44		1.54		(4.59)	1.66

Total from investment operations	0.66		0.14		0.37		1.52		(4.65)	1.57

Distributions:
Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	—		—		—		—		(0.90)	(0.69)

Total distributions	—		—		—		—		(0.90)	(0.69)

Net asset value, end of period	$11.14		$10.48		$10.34		$9.97		$8.45	$14.00

Ratios and supplemental data:
Total return(b)	6.30%		1.35%		3.71%		17.99%		(35.27% )	12.51%

Net assets, end of period (000)	$3,875		$3,974		$5,915		$6,946		$7,295	$14,364

Ratio of net expenses to average net assets	1.90%	(c)	2.28%		2.35%		2.34%		2.23%	2.21%

Ratio of gross expenses to average net assets prior to expense reductions	2.49%	(c)	2.42%		2.35%		2.34%		2.24%	2.21%

Ratio of net investment income (loss) to average net assets	0.17%	(c)	(0.63%	)	(0.71%	)	(0.29%	)	(0.51% )	(0.70% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

138	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Value Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.46		$11.20	$10.74	$9.05	$14.92	$13.81

Income from investment operations:
Net investment income (loss)(a)	0.07		0.04	0.03	0.06	0.06	0.04

Net realized and unrealized gain (loss)	0.71		0.22	0.48	1.67	(4.91)	1.76

Total from investment operations	0.78		0.26	0.51	1.73	(4.85)	1.80

Distributions:
Dividends from net investment income	—		—	(0.05)	(0.04)	(0.12)	—

Dividends from net realized gains	—		—	—	—	(0.90)	(0.69)

Total distributions	—		—	(0.05)	(0.04)	(1.02)	(0.69)

Net asset value, end of period	$12.24		$11.46	$11.20	$10.74	$9.05	$14.92

Ratios and supplemental data:
Total return(b)	6.81%		2.32%	4.79%	19.23%	(34.64% )	13.60%

Net assets, end of period (000)	$12,214		$11,227	$17,340	$18,396	$17,711	$29,628

Ratio of net expenses to average net assets	0.90%	(c)	1.27%	1.35%	1.34%	1.23%	1.21%

Ratio of gross expenses to average net assets prior to expense reductions	1.49%	(c)	1.42%	1.35%	1.34%	1.24%	1.21%

Ratio of net investment income (loss) to average net assets	1.16%	(c)	0.37%	0.28%	0.69%	0.49%	0.30%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						March 1, 2007* through October 31,
	2012		2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.16		$10.96		$10.52		$8.87	$14.66	$13.18

Income from investment operations:
Net investment income (loss)(a)	0.04		(0.01)		(0.02)		0.02	(0.00)**	(0.02)

Net realized and unrealized gain (loss)	0.69		0.21		0.46		1.63	(4.82)	1.50

Total from investment operations	0.73		0.20		0.44		1.65	(4.82)	1.48

Distributions:
Dividends from net investment income	—		—		(0.00	)**	—	(0.07)	—

Dividends from net realized gains	—		—		—		—	(0.90)	—

Total distributions	—		—		—		—	(0.97)	—

Net asset value, end of period	$11.89		$11.16		$10.96		$10.52	$8.87	$14.66

Ratios and supplemental data:
Total return(b)	6.54%		1.82%		4.21%		18.60%	(34.96% )	11.23%

Net assets, end of period (000)	$97		$91		$89		$86	$72	$111

Ratio of net expenses to average net assets	1.40%	(c)	1.76%		1.85%		1.83%	1.73%	1.71%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.98%	(c)	1.93%		1.85%		1.84%	1.74%	1.71%	(c)

Ratio of net investment income (loss) to average net assets	0.67%	(c)	(0.10%	)	(0.23%	)	0.18%	(0.01% )	(0.20%	)(c)

*	Commencement of operations.

**	Amount is less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	139

Calamos Blue Chip Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010	2009	2008	2007
Net asset value, beginning of period	$12.37		$11.93		$10.51	$8.91	$14.82	$12.75

Income from investment operations:
Net investment income (loss)(a)	0.00	**	(0.03)		(0.02)	0.06	0.06	0.04

Net realized and unrealized gain (loss)	1.32		0.47		1.46	1.58	(5.05)	2.11

Total from investment operations	1.32		0.44		1.44	1.64	(4.99)	2.15

Distributions:
Dividends from net investment income	—		—		(0.02)	(0.04)	(0.03)	(0.04)

Dividends from net realized gains	—		—		—	—	(0.89)	(0.04)

Total distributions	—		—		(0.02)	(0.04)	(0.92)	(0.08)

Net asset value, end of period	$13.69		$12.37		$11.93	$10.51	$8.91	$14.82

Ratios and supplemental data:
Total return(b)	10.67%		3.69%		13.72%	18.50%	(35.66% )	16.93%

Net assets, end of period (000)	$27,207		$22,702		$24,518	$32,143	$67,229	$107,955

Ratio of net expenses to average net assets	1.15%	(c)	1.44%		1.56%	1.54%	1.45%	1.44%

Ratio of gross expenses to average net assets prior to expense reductions	1.59%	(c)	1.57%		1.56%	1.55%	1.46%	1.45%

Ratio of net investment income (loss) to average net assets	0.01%	(c)	(0.28%	)	(0.18% )	0.72%	0.49%	0.33%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010	2009	2008	2007
Portfolio turnover rate	25.0%		73.5%		49.4%	79.0%	39.8%	45.9%

**	Amount is less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

140	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Blue Chip Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010		2009		2008	2007
Net asset value, beginning of period	$11.78		$11.45		$10.14		$8.63		$14.44	$12.49

Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.13)		(0.10)		(0.02)		(0.03)	(0.06)

Net realized and unrealized gain (loss)	1.26		0.46		1.41		1.53		(4.89)	2.05

Total from investment operations	1.21		0.33		1.31		1.51		(4.92)	1.99

Distributions:
Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	—		—		—		—		(0.89)	(0.04)

Total distributions	—		—		—		—		(0.89)	(0.04)

Net asset value, end of period	$12.99		$11.78		$11.45		$10.14		$8.63	$14.44

Ratios and supplemental data:
Total return(b)	10.27%		2.88%		12.92%		17.50%		(36.08% )	15.96%

Net assets, end of period (000)	$2,428		$2,893		$4,171		$5,087		$4,833	$8,694

Ratio of net expenses to average net assets	1.90%	(c)	2.20%		2.31%		2.29%		2.20%	2.19%

Ratio of gross expenses to average net assets prior to expense reductions	2.34%	(c)	2.32%		2.31%		2.29%		2.21%	2.20%

Ratio of net investment income (loss) to average net assets	(0.76%	)(c)	(1.03%	)	(0.92%	)	(0.25%	)	(0.26% )	(0.42% )

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010		2009		2008	2007
Net asset value, beginning of period	$11.79		$11.45		$10.15		$8.63		$14.45	$12.49

Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.12)		(0.10)		(0.02)		(0.03)	(0.06)

Net realized and unrealized gain (loss)	1.26		0.46		1.40		1.54		(4.90)	2.06

Total from investment operations	1.21		0.34		1.30		1.52		(4.93)	2.00

Distributions:
Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	—		—		—		—		(0.89)	(0.04)

Total distributions	—		—		—		—		(0.89)	(0.04)

Net asset value, end of period	$13.00		$11.79		$11.45		$10.15		$8.63	$14.45

Ratios and supplemental data:
Total return(b)	10.26%		2.97%		12.81%		17.61%		(36.13% )	16.04%

Net assets, end of period (000)	$10,817		$10,153		$10,628		$10,359		$8,489	$14,389

Ratio of net expenses to average net assets	1.90%	(c)	2.19%		2.31%		2.29%		2.20%	2.19%

Ratio of gross expenses to average net assets prior to expense reductions	2.34%	(c)	2.32%		2.31%		2.29%		2.21%	2.20%

Ratio of net investment income (loss) to average net assets	(0.76%	)(c)	(1.03%	)	(0.92%	)	(0.25%	)	(0.26% )	(0.42% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	141

Calamos Blue Chip Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010	2009	2008	2007
Net asset value, beginning of period	$12.46		$11.98		$10.56	$8.97	$14.90	$12.84

Income from investment operations:
Net investment income (loss)(a)	0.02		(0.00	)**	0.01	0.07	0.09	0.08

Net realized and unrealized gain (loss)	1.32		0.48		1.46	1.59	(5.06)	2.11

Total from investment operations	1.34		0.48		1.47	1.66	(4.97)	2.19

Distributions:
Dividends from net investment income	—		—		(0.05)	(0.07)	(0.07)	(0.09)

Dividends from net realized gains	—		—		—	—	(0.89)	(0.04)

Total distributions	—		—		(0.05)	(0.07)	(0.96)	(0.13)

Net asset value, end of period	$13.80		$12.46		$11.98	$10.56	$8.97	$14.90

Ratios and supplemental data:
Total return(b)	10.75%		4.01%		13.97%	18.74%	(35.44% )	17.15%

Net assets, end of period (000)	$27,029		$24,547		$23,441	$21,604	$22,337	$34,783

Ratio of net expenses to average net assets	0.90%	(c)	1.18%		1.31%	1.29%	1.20%	1.19%

Ratio of gross expenses to average net assets prior to expense reductions	1.34%	(c)	1.32%		1.31%	1.29%	1.21%	1.20%

Ratio of net investment income (loss) to average net assets	0.24%	(c)	(0.02%	)	0.08%	0.76%	0.74%	0.58%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						March 1, 2007* through October 31,
	2012		2011		2010		2009	2008	2007
Net asset value, beginning of period	$12.28		$11.87		$10.47		$8.88	$14.79	$12.80

Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.07)		(0.05)		0.02	0.03	0.01

Net realized and unrealized gain (loss)	1.31		0.48		1.45		1.60	(5.04)	1.98

Total from investment operations	1.29		0.41		1.40		1.62	(5.01)	1.99

Distributions:
Dividends from net investment income	—		—		—		(0.03)	(0.01)	—

Dividends from net realized gains	—		—		—		—	(0.89)	—

Total distributions	—		—		—		(0.03)	(0.90)	—

Net asset value, end of period	$13.57		$12.28		$11.87		$10.47	$8.88	$14.79

Ratios and supplemental data:
Total return(b)	10.50%		3.45%		13.37%		18.28%	(35.82% )	15.55%

Net assets, end of period (000)	$114		$103		$99		$88	$106	$116

Ratio of net expenses to average net assets	1.40%	(c)	1.68%		1.81%		1.79%	1.70%	1.69%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.84%	(c)	1.82%		1.81%		1.80%	1.71%	1.70%	(c)

Ratio of net investment income (loss) to average net assets	(0.26%	)(c)	(0.52%	)	(0.43%	)	0.28%	0.24%	0.08%	(c)

*	Commencement of operations.

**	Amount is less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

142	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	June 1, 2010* through October 31,
	2012		2011	2010
Net asset value, beginning of period	$12.04		$11.64	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.14)	(0.04)

Net realized and unrealized gain (loss)	0.67		0.55	1.68

Total from investment operations	0.60		0.41	1.64

Distributions:
Dividends from net investment income	—		(0.01)	—

Dividends from net realized gains	—		—	—

Total distributions	—		(0.01)	—

Net asset value, end of period	$12.64		$12.04	$11.64

Ratios and supplemental data:
Total return(b)	4.98%		3.55%	16.40%

Net assets, end of period (000)	$26,350		$23,463	$14,557

Ratio of net expenses to average net assets	1.50%	(c)	1.50%	1.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.75%	(c)	1.84%	2.63%	(c)

Ratio of net investment income (loss) to average net assets	(1.15%	)(c)	(1.08% )	(0.99%	)(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	June 1, 2010* through October 31,
	2012		2011	2010
Portfolio turnover rate	61.6%		97.1%	26.2%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	143

Calamos Discovery Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 1, 2010* through October 31,
	2012		2011		2010
Net asset value, beginning of period	$11.93		$11.60		$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.24)		(0.08)

Net realized and unrealized gain (loss)	0.66		0.57		1.68

Total from investment operations	0.55		0.33		1.60

Distributions:
Dividends from net investment income	—		—		—

Dividends from net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$12.48		$11.93		$11.60

Ratios and supplemental data:
Total return(b)	4.61%		2.84%		16.00%

Net assets, end of period (000)	$1,514		$1,451		$1,160

Ratio of net expenses to average net assets	2.25%	(c)	2.25%		2.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.50%	(c)	2.61%		3.41%	(c)

Ratio of net investment income (loss) to average net assets	(1.89%	)(c)	(1.81%	)	(1.74%	)(c)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 1, 2010* through October 31,
	2012		2011		2010
Net asset value, beginning of period	$11.93		$11.60		$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.24)		(0.08)

Net realized and unrealized gain (loss)	0.66		0.57		1.68

Total from investment operations	0.55		0.33		1.60

Distributions:
Dividends from net investment income	—		—		—

Dividends from net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$12.48		$11.93		$11.60

Ratios and supplemental data:
Total return(b)	4.61%		2.84%		16.00%

Net assets, end of period (000)	$2,657		$2,524		$1,545

Ratio of net expenses to average net assets	2.25%	(c)	2.25%		2.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.50%	(c)	2.59%		3.38%	(c)

Ratio of net investment income (loss) to average net assets	(1.89%	)(c)	(1.82%	)	(1.76%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

144	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	June 1, 2010* through October 31,
	2012		2011	2010
Net asset value, beginning of period	$12.07		$11.65	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.12)	(0.03)

Net realized and unrealized gain (loss)	0.67		0.57	1.68

Total from investment operations	0.62		0.45	1.65

Distributions:
Dividends from net investment income	—		(0.03)	—

Dividends from net realized gains	—		—	—

Total distributions	—		(0.03)	—

Net asset value, end of period	$12.69		$12.07	$11.65

Ratios and supplemental data:
Total return(b)	5.14%		3.82%	16.50%

Net assets, end of period (000)	$8,347		$7,738	$2,540

Ratio of net expenses to average net assets	1.25%	(c)	1.25%	1.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.50%	(c)	1.54%	2.40%	(c)

Ratio of net investment income (loss) to average net assets	(0.89%	)(c)	(0.89% )	(0.74%	)(c)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 1, 2010* through October 31,
	2012		2011		2010
Net asset value, beginning of period	$12.01		$11.63		$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.17)		(0.05)

Net realized and unrealized gain (loss)	0.67		0.55		1.68

Total from investment operations	0.59		0.38		1.63

Distributions:
Dividends from net investment income	—		—		—

Dividends from net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$12.60		$12.01		$11.63

Ratios and supplemental data:
Total return(b)	4.91%		3.27%		16.30%

Net assets, end of period (000)	$1,257		$1,201		$1,163

Ratio of net expenses to average net assets	1.75%	(c)	1.75%		1.75%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.00%	(c)	2.13%		2.91%	(c)

Ratio of net investment income (loss) to average net assets	(1.39%	)(c)	(1.29%	)	(1.24%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	145

Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010		2009		2008	2007
Net asset value, beginning of period	$16.32		$15.46		$12.64		$8.90		$19.16	$13.34

Income from investment operations:
Net investment income (loss)	0.02	(a)	(0.04	)(a)	(0.04	)(a)	0.03	(a)	0.04 (a)	0.06

Net realized and unrealized gain (loss)	0.99		0.90		2.86		3.71		(9.61)	5.85

Total from investment operations	1.01		0.86		2.82		3.74		(9.57)	5.91

Distributions:
Dividends from net investment income	—		—		—		—		(0.08)	(0.05)

Dividends from net realized gains	—		—		—		—		(0.61)	(0.04)

Total distributions	—		—		—		—		(0.69)	(0.09)

Net asset value, end of period	$17.33		$16.32		$15.46		$12.64		$8.90	$19.16

Ratios and supplemental data:
Total return(b)	6.19%		5.56%		22.31%		42.02%		(51.67% )	44.59%

Net assets, end of period (000)	$352,864		$238,764		$136,723		$112,647		$130,686	$270,864

Ratio of net expenses to average net assets	1.40%	(c)	1.49%		1.67%		1.62%		1.48%	1.49%

Ratio of gross expenses to average net assets prior to expense reductions	1.61%	(c)	1.58%		1.67%		1.62%		1.48%	1.49%

Ratio of net investment income (loss) to average net assets	0.19%	(c)	(0.21%	)	(0.26%	)	0.35%		0.25%	0.40%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010		2009		2008	2007
Portfolio turnover rate	33.1%		59.6%		63.1%		86.9%		87.7%	80.1%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

146	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010		2009		2008		2007
Net asset value, beginning of period	$15.67		$14.96		$12.32		$8.74		$18.88		$13.20

Income from investment operations:
Net investment income (loss)	(0.05	)(a)	(0.16	)(a)	(0.14	)(a)	(0.03	)(a)	(0.07	)(a)	(0.04)

Net realized and unrealized gain (loss)	0.96		0.87		2.78		3.61		(9.46)		5.76

Total from investment operations	0.91		0.71		2.64		3.58		(9.53)		5.72

Distributions:
Dividends from net investment income	—		—		—		—		—		—

Dividends from net realized gains	—		—		—		—		(0.61)		(0.04)

Total distributions	—		—		—		—		(0.61)		(0.04)

Net asset value, end of period	$16.58		$15.67		$14.96		$12.32		$8.74		$18.88

Ratios and supplemental data:
Total return(b)	5.81%		4.75%		21.43%		40.96%		(52.02%	)	43.49%

Net assets, end of period (000)	$11,527		$13,500		$16,606		$17,019		$15,978		$40,659

Ratio of net expenses to average net assets	2.15%	(c)	2.25%		2.42%		2.37%		2.23%		2.24%

Ratio of gross expenses to average net assets prior to expense reductions	2.35%	(c)	2.32%		2.42%		2.38%		2.23%		2.24%

Ratio of net investment income (loss) to average net assets	(0.67%	)(c)	(1.01%	)	(1.02%	)	(0.34%	)	(0.50%	)	(0.35% )

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010		2009		2008		2007
Net asset value, beginning of period	$15.65		$14.94		$12.30		$8.72		$18.85		$13.18

Income from investment operations:
Net investment income (loss)	(0.05	)(a)	(0.16	)(a)	(0.14	)(a)	(0.03	)(a)	(0.07	)(a)	(0.04)

Net realized and unrealized gain (loss)	0.96		0.87		2.78		3.61		(9.45)		5.75

Total from investment operations	0.91		0.71		2.64		3.58		(9.52)		5.71

Distributions:
Dividends from net investment income	—		—		—		—		—		—

Dividends from net realized gains	—		—		—		—		(0.61)		(0.04)

Total distributions	—		—		—		—		(0.61)		(0.04)

Net asset value, end of period	$16.56		$15.65		$14.94		$12.30		$8.72		$18.85

Ratios and supplemental data:
Total return(b)	5.81%		4.75%		21.46%		41.06%		(52.05%	)	43.48%

Net assets, end of period (000)	$62,566		$53,355		$48,200		$43,138		$43,401		$96,202

Ratio of net expenses to average net assets	2.15%	(c)	2.25%		2.42%		2.37%		2.23%		2.24%

Ratio of gross expenses to average net assets prior to expense reductions	2.36%	(c)	2.32%		2.42%		2.37%		2.23%		2.24%

Ratio of net investment income (loss) to average net assets	(0.60%	)(c)	(0.98%	)	(1.01%	)	(0.36%	)	(0.50%	)	(0.35% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	147

Calamos International Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011		2010	2009		2008	2007
Net asset value, beginning of period	$16.47		$15.57		$12.72	$8.93		$19.22	$13.37

Income from investment operations:
Net investment income (loss)	0.04	(a)	0.01	(a)	0.01 (a)	0.05	(a)	0.08 (a)	0.07

Net realized and unrealized gain (loss)	1.01		0.89		2.87	3.74		(9.65)	5.90

Total from investment operations	1.05		0.90		2.88	3.79		(9.57)	5.97

Distributions:
Dividends from net investment income	—		—		(0.03)	—		(0.11)	(0.08)

Dividends from net realized gains	—		—		—	—		(0.61)	(0.04)

Total distributions	—		—		(0.03)	—		(0.72)	(0.12)

Net asset value, end of period	$17.52		$16.47		$15.57	$12.72		$8.93	$19.22

Ratios and supplemental data:
Total return(b)	6.38%		5.78%		22.66%	42.44%		(51.56% )	45.01%

Net assets, end of period (000)	$335,191		$226,298		$96,003	$42,392		$78,423	$157,986

Ratio of net expenses to average net assets	1.15%	(c)	1.23%		1.42%	1.35%		1.23%	1.24%

Ratio of gross expenses to average net assets prior to expense reductions	1.36%	(c)	1.33%		1.42%	1.36%		1.23%	1.24%

Ratio of net investment income (loss) to average net assets	0.44%	(c)	0.07%		0.06%	0.51%		0.50%	0.65%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,								March 1, 2007* through October 31,
	2012		2011		2010		2009		2008		2007
Net asset value, beginning of period	$16.16		$15.35		$12.58		$8.88		$19.13		$14.19

Income from investment operations:
Net investment income (loss)	0.00	(a)**	(0.08	)(a)	(0.07	)(a)	0.00	(a)**	0.00	(a)**	0.02

Net realized and unrealized gain (loss)	0.99		0.89		2.84		3.70		(9.59)		4.92

Total from investment operations	0.99		0.81		2.77		3.70		(9.59)		4.94

Distributions:
Dividends from net investment income	—		—		—		—		(0.05)		—

Dividends from net realized gains	—		—		—		—		(0.61)		—

Total distributions	—		—		—		—		(0.66)		—

Net asset value, end of period	$17.15		$16.16		$15.35		$12.58		$8.88		$19.13

Ratios and supplemental data:
Total return(b)	6.13%		5.28%		22.02%		41.67%		(51.78%	)	34.81%

Net assets, end of period (000)	$7,301		$3,667		$1,163		$598		$83		$135

Ratio of net expenses to average net assets	1.65%	(c)	1.73%		1.92%		1.89%		1.73%		1.74%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.86%	(c)	1.84%		1.92%		1.89%		1.73%		1.74%	(c)

Ratio of net investment income (loss) to average net assets	0.03%	(c)	(0.46%	)	(0.49%	)	0.02%		0.00%		0.15%	(c)

*	Commencement of operations.

**	Amount is less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

148	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 15, 2008* through October 31,
	2012		2011	2010	2009	2008
Net asset value, beginning of period	$12.47		$12.42	$10.30	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.01		0.01	0.08	0.12	0.01

Net realized and unrealized gain (loss)	0.53		0.08	2.11	2.91	(2.68)

Total from investment operations	0.54		0.09	2.19	3.03	(2.67)

Distributions:
Dividends from net investment income	—		(0.04)	(0.07)	(0.06)	—

Dividends from net realized gains	—		—	—	—	—

Total distributions	—		(0.04)	(0.07)	(0.06)	—

Net asset value, end of period	$13.01		$12.47	$12.42	$10.30	$7.33

Ratios and supplemental data:
Total return(b)	4.33%		0.68%	21.40%	41.76%	(26.70%	)

Net assets, end of period (000)	$143,015		$104,365	$44,895	$15,276	$1,194

Ratio of net expenses to average net assets	1.56%	(c)	1.58%	1.67%	1.75%	1.68%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.56%	(c)	1.58%	1.67%	1.97%	3.01%	(c)

Ratio of net investment income (loss) to average net assets	0.17%	(c)	0.08%	0.67%	1.31%	0.71%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 15, 2008* through October 31,
	2012		2011	2010	2009	2008
Portfolio turnover rate	32.5%		67.4%	48.3%	73.5%	1.2%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	149

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				August 15, 2008* through October 31,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$12.32		$12.32		$10.24	$7.32	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.09)		(0.01)	0.07	(0.00	)**

Net realized and unrealized gain (loss)	0.52		0.09		2.10	2.89	(2.68)

Total from investment operations	0.48		—		2.09	2.96	(2.68)

Distributions:
Dividends from net investment income	—		—		(0.01)	(0.04)	—

Total distributions	—		—		(0.01)	(0.04)	—

Net asset value, end of period	$12.80		$12.32		$12.32	$10.24	$7.32

Ratios and supplemental data:
Total return(b)	3.90%		0.00%		20.42%	40.71%	(26.80%	)

Net assets, end of period (000)	$1,784		$1,815		$1,819	$1,349	$732

Ratio of net expenses to average net assets	2.31%	(c)	2.33%		2.43%	2.49%	2.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.31%	(c)	2.33%		2.43%	2.95%	3.76%	(c)

Ratio of net investment income (loss) to average net assets	(0.62%	)(c)	(0.71%	)	(0.11% )	0.83%	(0.04%	)(c)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				August 15, 2008* through October 31,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$12.31		$12.31		$10.24	$7.32	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.09)		(0.01)	0.07	(0.00	)**

Net realized and unrealized gain (loss)	0.52		0.09		2.10	2.89	(2.68)

Total from investment operations	0.49		—		2.09	2.96	(2.68)

Distributions:
Dividends from net investment income	—		(0.00	)**	(0.02)	(0.04)	—

Dividends from net realized gains	—		—		—	—	—

Total distributions	—		—		(0.02)	(0.04)	—

Net asset value, end of period	$12.80		$12.31		$12.31	$10.24	$7.32

Ratios and supplemental data:
Total return(b)	3.98%		0.00%		20.43%	40.71%	(26.80%	)

Net assets, end of period (000)	$18,724		$8,913		$3,472	$1,431	$734

Ratio of net expenses to average net assets	2.32%	(c)	2.33%		2.43%	2.49%	2.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.32%	(c)	2.33%		2.43%	2.95%	3.76%	(c)

Ratio of net investment income (loss) to average net assets	(0.56%	)(c)	(0.66%	)	(0.07% )	0.82%	(0.04%	)(c)

*	Commencement of operations.

**	Amount is less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

150	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 15, 2008* through October 31,
	2012		2011	2010	2009	2008
Net asset value, beginning of period	$12.54		$12.46	$10.32	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.03		0.04	0.10	0.15	0.02

Net realized and unrealized gain (loss)	0.53		0.09	2.12	2.91	(2.69)

Total from investment operations	0.56		0.13	2.22	3.06	(2.67)

Distributions:
Dividends from net investment income	(0.01)		(0.05)	(0.08)	(0.07)	—

Dividends from net realized gains	—		—	—	—	—

Total distributions	(0.01)		(0.05)	(0.08)	(0.07)	—

Net asset value, end of period	$13.09		$12.54	$12.46	$10.32	$7.33

Ratios and supplemental data:
Total return(b)	4.46%		1.05%	21.68%	42.14%	(26.70%	)

Net assets, end of period (000)	$171,516		$89,205	$52,875	$24,132	$15,404

Ratio of net expenses to average net assets	1.32%	(c)	1.33%	1.43%	1.49%	1.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.32%	(c)	1.33%	1.43%	1.97%	2.76%	(c)

Ratio of net investment income (loss) to average net assets	0.43%	(c)	0.33%	0.92%	1.86%	0.96%	(c)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				August 15, 2008* through October 31,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$12.45		$12.39		$10.28	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.03)		0.04	0.11	0.01

Net realized and unrealized gain (loss)	0.54		0.09		2.11	2.89	(2.68)

Total from investment operations	0.53		0.06		2.15	3.00	(2.67)

Distributions:
Dividends from net investment income	—		—		(0.04)	(0.05)	—

Dividends from net realized gains	—		—		—	—	—

Total distributions	—		—		(0.04)	(0.05)	—

Net asset value, end of period	$12.98		$12.45		$12.39	$10.28	$7.33

Ratios and supplemental data:
Total return(b)	4.26%		0.48%		20.99%	41.32%	(26.70%	)

Net assets, end of period (000)	$1,490		$1,274		$1,252	$1,040	$732

Ratio of net expenses to average net assets	1.81%	(c)	1.83%		1.93%	1.99%	1.93%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.81%	(c)	1.83%		1.93%	2.49%	3.26%	(c)

Ratio of net investment income (loss) to average net assets	(0.12%	)(c)	(0.21%	)	0.38%	1.37%	0.46%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	151

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						March 1, 2007* through October 31,
	2012		2011		2010		2009	2008	2007
Net asset value, beginning of period	$12.14		$11.28		$9.12		$7.16	$13.44	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.00	)**	(0.07)		(0.07)		(0.03)	(0.06)	(0.02)

Net realized and unrealized gain (loss)	0.92		0.93		2.23		2.33	(6.22)	3.46

Total from investment operations	0.92		0.86		2.16		2.30	(6.28)	3.44

Distributions:
Dividends from net investment income	—		—		—		(0.33)	—	—

Dividends from net realized gains	—		—		—		—	—	—

Return of capital	—		—		—		(0.01)	—	—

Total distributions	—		—		—		(0.34)	—	—

Net asset value, end of period	$13.06		$12.14		$11.28		$9.12	$7.16	$13.44

Ratios and supplemental data:
Total return(b)	7.58%		7.62%		23.68%		34.24%	(46.73% )	34.40%

Net assets, end of period (000)	$89,972		$51,525		$30,212		$21,162	$23,904	$42,097

Ratio of net expenses to average net assets	1.40%	(c)	1.57%		1.88%		1.95%	1.82%	1.75%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.55%	(c)	1.66%		1.88%		2.05%	1.82%	1.92%	(c)

Ratio of net investment income (loss) to average net assets	(0.06%	)(c)	(0.60%	)	(0.71%	)	(0.45% )	(0.52% )	(0.30%	)(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						March 1, 2007* through October 31,
	2012		2011		2010		2009	2008	2007
Portfolio turnover rate	29.2%		58.8%		65.1%		101.6%	83.7%	45.8%

*	Commencement of operations.

**	Amount is less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

152	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						March 1, 2007* through October 31,
	2012		2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.82		$11.06		$9.02		$7.06	$13.36	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.16)		(0.15)		(0.09)	(0.14)	(0.08)

Net realized and unrealized gain (loss)	0.90		0.92		2.19		2.33	(6.16)	3.44

Total from investment operations	0.85		0.76		2.04		2.24	(6.30)	3.36

Distributions:
Dividends from net investment income	—		—		—		(0.27)	—	—

Dividends from net realized gains	—		—		—		—	—	—

Return of capital	—		—		—		(0.01)	—	—

Total distributions	—		—		—		(0.28)	—	—

Net asset value, end of period	$12.67		$11.82		$11.06		$9.02	$7.06	$13.36

Ratios and supplemental data:
Total return(b)	7.19%		6.87%		22.62%		33.48%	(47.16% )	33.60%

Net assets, end of period (000)	$2,637		$2,603		$2,552		$2,125	$1,531	$2,529

Ratio of net expenses to average net assets	2.15%	(c)	2.35%		2.63%		2.71%	2.57%	2.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.31%	(c)	2.42%		2.63%		2.81%	2.57%	2.67%	(c)

Ratio of net investment income (loss) to average net assets	(0.90%	)(c)	(1.37%	)	(1.46%	)	(1.18% )	(1.27% )	(1.05%	)(c)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						March 1, 2007* through October 31,
	2012		2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.80		$11.04		$9.00		$7.07	$13.37	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.16)		(0.15)		(0.09)	(0.14)	(0.08)

Net realized and unrealized gain (loss)	0.89		0.92		2.19		2.32	(6.16)	3.45

Total from investment operations	0.84		0.76		2.04		2.23	(6.30)	3.37

Distributions:
Dividends from net investment income	—		—		—		(0.29)	—	—

Dividends from net realized gains	—		—		—		—	—	—

Return of capital	—		—		—		(0.01)	—	—

Total distributions	—		—		—		(0.30)	—	—

Net asset value, end of period	$12.64		$11.80		$11.04		$9.00	$7.07	$13.37

Ratios and supplemental data:
Total return(b)	7.12%		6.88%		22.67%		33.29%	(47.12% )	33.70%

Net assets, end of period (000)	$17,218		$10,359		$6,523		$4,490	$4,339	$3,261

Ratio of net expenses to average net assets	2.15%	(c)	2.32%		2.63%		2.70%	2.57%	2.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.30%	(c)	2.41%		2.63%		2.81%	2.57%	2.67%	(c)

Ratio of net investment income (loss) to average net assets	(0.81%	)(c)	(1.33%	)	(1.46%	)	(1.22% )	(1.27% )	(1.05%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	153

Calamos Global Equity Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						March 1, 2007* through October 31,
	2012		2011		2010		2009	2008	2007
Net asset value, beginning of period	$12.22		$11.31		$9.13		$7.19	$13.46	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.01		(0.04)		(0.04)		(0.01)	(0.03)	(0.00	)**

Net realized and unrealized gain (loss)	0.92		0.95		2.22		2.34	(6.24)	3.46

Total from investment operations	0.93		0.91		2.18		2.33	(6.27)	3.46

Distributions:
Dividends from net investment income	—		—		—		(0.38)	—	—

Dividends from net realized gains	—		—		—		—	—	—

Return of capital	—		—		—		(0.01)	—	—

Total distributions	—		—		—		(0.39)	—	—

Net asset value, end of period	$13.15		$12.22		$11.31		$9.13	$7.19	$13.46

Ratios and supplemental data:
Total return(b)	7.61%		8.05%		23.88%		34.70%	(46.58% )	34.60%

Net assets, end of period (000)	$144,921		$63,563		$11,996		$4,724	$3,436	$5,714

Ratio of net expenses to average net assets	1.15%	(c)	1.27%		1.63%		1.70%	1.57%	1.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.29%	(c)	1.39%		1.63%		1.81%	1.57%	1.67%	(c)

Ratio of net investment income (loss) to average net assets	0.23%	(c)	(0.29%	)	(0.39%	)	(0.18% )	(0.27% )	(0.05%	)(c)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						March 1, 2007* through October 31,
	2012		2011		2010		2009	2008	2007
Net asset value, beginning of period	$12.02		$11.19		$9.07		$7.13	$13.41	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.10)		(0.10)		(0.05)	(0.08)	(0.04)

Net realized and unrealized gain (loss)	0.90		0.93		2.22		2.32	(6.20)	3.45

Total from investment operations	0.88		0.83		2.12		2.27	(6.28)	3.41

Distributions:
Dividends from net investment income	—		—		—		(0.32)	—	—

Dividends from net realized gains	—		—		—		—	—	—

Return of capital	—		—		—		(0.01)	—	—

Total distributions	—		—		—		(0.33)	—	—

Net asset value, end of period	$12.90		$12.02		$11.19		$9.07	$7.13	$13.41

Ratios and supplemental data:
Total return(b)	7.32%		7.42%		23.37%		33.92%	(46.83% )	34.10%

Net assets, end of period (000)	$1,990		$1,709		$1,223		$962	$713	$1,341

Ratio of net expenses to average net assets	1.65%	(c)	1.83%		2.13%		2.20%	2.07%	2.00%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.80%	(c)	1.91%		2.13%		2.31%	2.07%	2.17%	(c)

Ratio of net investment income (loss) to average net assets	(0.39%	)(c)	(0.85%	)	(0.96%	)	(0.68% )	(0.77% )	(0.55%	)(c)

*	Commencement of operations.

**	Amount is less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

154	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$32.12		$30.15	$27.49	$21.13	$35.83	$32.71

Income from investment operations:
Net investment income (loss)	0.26	(a)	0.51 (a)	0.64 (a)	0.62 (a)	0.37 (a)	0.32

Net realized and unrealized gain (loss)	0.91		1.89	2.70	6.17	(12.09)	5.04

Total from investment operations	1.17		2.40	3.34	6.79	(11.72)	5.36

Distributions:
Dividends from net investment income	(0.41)		(0.43)	(0.68)	(0.43)	(0.52)	(0.50)

Dividends from net realized gains	—		—	—	—	(2.46)	(1.74)

Total distributions	(0.41)		(0.43)	(0.68)	(0.43)	(2.98)	(2.24)

Net asset value, end of period	$32.88		$32.12	$30.15	$27.49	$21.13	$35.83

Ratios and supplemental data:
Total return(b)	3.68%		8.04%	12.31%	32.49%	(35.31% )	17.38%

Net assets, end of period (000)	$2,138,230		$2,017,175	$1,706,548	$1,748,479	$1,749,433	$3,441,626

Ratio of net expenses to average net assets	1.08%	(c)	1.08%	1.09%	1.12%	1.06%	1.06%

Ratio of gross expenses to average net assets prior to expense reductions	1.08%	(c)	1.08%	1.09%	1.12%	1.07%	1.06%

Ratio of net investment income (loss) to average net assets	1.63%	(c)	1.60%	2.26%	2.69%	1.26%	1.16%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Portfolio turnover rate	26.2%		55.1%	54.6%	66.2%	83.4%	66.0%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	155

Calamos Growth and Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$36.47		$34.22	$31.10	$23.85	$40.09	$36.32

Income from investment operations:
Net investment income (loss)	0.16	(a)	0.32 (a)	0.49 (a)	0.50 (a)	0.17 (a)	0.12

Net realized and unrealized gain (loss)	1.05		2.14	3.05	6.97	(13.63)	5.60

Total from investment operations	1.21		2.46	3.54	7.47	(13.46)	5.72

Distributions:
Dividends from net investment income	(0.25)		(0.21)	(0.42)	(0.22)	(0.32)	(0.21)

Dividends from net realized gains	—		—	—	—	(2.46)	(1.74)

Total distributions	(0.25)		(0.21)	(0.42)	(0.22)	(2.78)	(1.95)

Net asset value, end of period	$37.43		$36.47	$34.22	$31.10	$23.85	$40.09

Ratios and supplemental data:
Total return(b)	3.33%		7.21%	11.46%	31.48%	(35.80% )	16.53%

Net assets, end of period (000)	$129,897		$184,989	$303,273	$376,111	$385,128	$739,884

Ratio of net expenses to average net assets	1.83%	(c)	1.82%	1.84%	1.87%	1.81%	1.81%

Ratio of gross expenses to average net assets prior to expense reductions	1.83%	(c)	1.82%	1.84%	1.88%	1.82%	1.81%

Ratio of net investment income (loss) to average net assets	0.88%	(c)	0.88%	1.51%	1.95%	0.51%	0.41%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$32.23		$30.30	$27.62	$21.23	$36.05	$32.89

Income from investment operations:
Net investment income (loss)	0.14	(a)	0.27 (a)	0.43 (a)	0.45 (a)	0.15 (a)	0.10

Net realized and unrealized gain (loss)	0.92		1.91	2.72	6.19	(12.16)	5.05

Total from investment operations	1.06		2.18	3.15	6.64	(12.01)	5.15

Distributions:
Dividends from net investment income	(0.29)		(0.25)	(0.47)	(0.25)	(0.35)	(0.25)

Dividends from net realized gains	—		—	—	—	(2.46)	(1.74)

Total distributions	(0.29)		(0.25)	(0.47)	(0.25)	(2.81)	(1.99)

Net asset value, end of period	$33.00		$32.23	$30.30	$27.62	$21.23	$36.05

Ratios and supplemental data:
Total return(b)	3.31%		7.23%	11.50%	31.49%	(35.82% )	16.53%

Net assets, end of period (000)	$1,360,189		$1,344,781	$1,291,168	$1,263,459	$1,212,715	$2,244,752

Ratio of net expenses to average net assets	1.83%	(c)	1.83%	1.84%	1.87%	1.81%	1.81%

Ratio of gross expenses to average net assets prior to expense reductions	1.83%	(c)	1.83%	1.84%	1.87%	1.82%	1.81%

Ratio of net investment income (loss) to average net assets	0.88%	(c)	0.86%	1.51%	1.94%	0.51%	0.41%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

156	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$31.41		$29.48	$26.89	$20.69	$35.13	$32.11

Income from investment operations:
Net investment income (loss)	0.30	(a)	0.58 (a)	0.70 (a)	0.68 (a)	0.42 (a)	0.46

Net realized and unrealized gain (loss)	0.89		1.84	2.64	6.01	(11.82)	4.88

Total from investment operations	1.19		2.42	3.34	6.69	(11.40)	5.34

Distributions:
Dividends from net investment income	(0.45)		(0.49)	(0.75)	(0.49)	(0.58)	(0.58)

Dividends from net realized gains	—		—	—	—	(2.46)	(1.74)

Total distributions	(0.45)		(0.49)	(0.75)	(0.49)	(3.04)	(2.32)

Net asset value, end of period	$32.15		$31.41	$29.48	$26.89	$20.69	$35.13

Ratios and supplemental data:
Total return(b)	3.83%		8.31%	12.61%	32.75%	(35.14% )	17.70%

Net assets, end of period (000)	$967,716		$856,632	$683,473	$352,451	$140,308	$173,650

Ratio of net expenses to average net assets	0.83%	(c)	0.83%	0.84%	0.87%	0.81%	0.81%

Ratio of gross expenses to average net assets prior to expense reductions	0.83%	(c)	0.83%	0.84%	0.87%	0.82%	0.81%

Ratio of net investment income (loss) to average net assets	1.88%	(c)	1.85%	2.51%	2.92%	1.51%	1.41%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				March 1, 2007* through October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$31.95		$30.02	$27.39	$21.08	$35.80	$31.32

Income from investment operations:
Net investment income (loss)	0.22	(a)	0.43 (a)	0.57 (a)	0.56 (a)	0.28 (a)	0.20

Net realized and unrealized gain (loss)	0.90		1.88	2.69	6.14	(12.05)	4.57

Total from investment operations	1.12		2.31	3.26	6.70	(11.77)	4.77

Distributions:
Dividends from net investment income	(0.37)		(0.38)	(0.63)	(0.39)	(0.49)	(0.29)

Dividends from net realized gains	—		—	—	—	(2.46)	—

Total distributions	(0.37)		(0.38)	(0.63)	(0.39)	(2.95)	(0.29)

Net asset value, end of period	$32.70		$31.95	$30.02	$27.39	$21.08	$35.80

Ratios and supplemental data:
Total return(b)	3.56%		7.75%	12.05%	32.11%	(35.49% )	15.32%

Net assets, end of period (000)	$19,924		$15,486	$10,285	$2,636	$690	$115

Ratio of net expenses to average net assets	1.33%	(c)	1.33%	1.34%	1.36%	1.31%	1.31%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.33%	(c)	1.33%	1.34%	1.37%	1.32%	1.31%	(c)

Ratio of net investment income (loss) to average net assets	1.36%	(c)	1.34%	2.00%	2.35%	1.01%	0.91%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	157

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.77		$10.16	$9.20	$7.35	$12.83	$10.50

Income from investment operations:
Net investment income (loss)(a)	0.05		0.11	0.17	0.21	0.12	0.07

Net realized and unrealized gain (loss)	0.23		0.50	0.98	1.87	(4.88)	2.60

Total from investment operations	0.28		0.61	1.15	2.08	(4.76)	2.67

Distributions:
Dividends from net investment income	(0.17)		—	(0.04)	(0.23)	—	—

Dividends from net realized gains	—		—	—	—	(0.72)	(0.34)

Return of capital	—		—	(0.15)	—	—	—

Total distributions	(0.17)		—	(0.19)	(0.23)	(0.72)	(0.34)

Net asset value, end of period	$10.88		$10.77	$10.16	$9.20	$7.35	$12.83

Ratios and supplemental data:
Total return(b)	2.58%		6.00%	12.64%	29.16%	(39.08% )	26.17%

Net assets, end of period (000)	$354,404		$373,595	$318,493	$273,281	$300,563	$625,429

Ratio of net expenses to average net assets	1.32%	(c)	1.32%	1.36%	1.44%	1.36%	1.38%

Ratio of gross expenses to average net assets prior to expense reductions	1.32%	(c)	1.32%	1.36%	1.44%	1.36%	1.38%

Ratio of net investment income (loss) to average net assets	1.08%	(c)	1.01%	1.74%	2.66%	1.12%	0.61%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Portfolio turnover rate	33.6%		73.1%	62.2%	97.3%	117.7%	83.3%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

158	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.85		$10.32	$9.37	$7.52	$13.21	$10.88

Income from investment operations:
Net investment income (loss)(a)	0.02		0.03	0.10	0.15	0.04	(0.02)

Net realized and unrealized gain (loss)	0.22		0.50	1.00	1.91	(5.01)	2.69

Total from investment operations	0.24		0.53	1.10	2.06	(4.97)	2.67

Distributions:
Dividends from net investment income	(0.10)		—	(0.03)	(0.21)	—	—

Dividends from net realized gains	—		—	—	—	(0.72)	(0.34)

Return of capital	—		—	(0.12)	—	—	—

Total distributions	(0.10)		—	(0.15)	(0.21)	(0.72)	(0.34)

Net asset value, end of period	$10.99		$10.85	$10.32	$9.37	$7.52	$13.21

Ratios and supplemental data:
Total return(b)	2.22%		5.14%	11.86%	28.21%	(39.57% )	25.23%

Net assets, end of period (000)	$22,730		$30,770	$43,323	$50,466	$52,729	$99,134

Ratio of net expenses to average net assets	2.07%	(c)	2.07%	2.12%	2.19%	2.11%	2.13%

Ratio of gross expenses to average net assets prior to expense reductions	2.07%	(c)	2.07%	2.12%	2.19%	2.11%	2.13%

Ratio of net investment income (loss) to average net assets	0.30%	(c)	0.26%	0.99%	1.93%	0.37%	(0.14% )

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.15		$9.65	$8.78	$7.06	$12.45	$10.27

Income from investment operations:
Net investment income (loss)(a)	0.02		0.03	0.09	0.14	0.04	(0.02)

Net realized and unrealized gain (loss)	0.22		0.47	0.94	1.79	(4.71)	2.54

Total from investment operations	0.24		0.50	1.03	1.93	(4.67)	2.52

Distributions:
Dividends from net investment income	(0.11)		—	(0.03)	(0.21)	—	—

Dividends from net realized gains	—		—	—	—	(0.72)	(0.34)

Return of capital	—		—	(0.13)	—	—	—

Total distributions	(0.11)		—	(0.16)	(0.21)	(0.72)	(0.34)

Net asset value, end of period	$10.28		$10.15	$9.65	$8.78	$7.06	$12.45

Ratios and supplemental data:
Total return(b)	2.32%		5.18%	11.81%	28.23%	(39.58% )	25.27%

Net assets, end of period (000)	$268,870		$282,801	$276,141	$235,776	$236,088	$429,028

Ratio of net expenses to average net assets	2.07%	(c)	2.07%	2.11%	2.19%	2.11%	2.13%

Ratio of gross expenses to average net assets prior to expense reductions	2.07%	(c)	2.07%	2.11%	2.19%	2.11%	2.13%

Ratio of net investment income (loss) to average net assets	0.34%	(c)	0.26%	0.99%	1.91%	0.37%	(0.14% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	159

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.96		$10.32	$9.33	$7.43	$12.94	$10.57

Income from investment operations:
Net investment income (loss)(a)	0.07		0.14	0.19	0.23	0.14	0.10

Net realized and unrealized gain (loss)	0.24		0.50	1.00	1.90	(4.93)	2.61

Total from investment operations	0.31		0.64	1.19	2.13	(4.79)	2.71

Distributions:
Dividends from net investment income	(0.21)		—	(0.04)	(0.23)	—	—

Dividends from net realized gains	—		—	—	—	(0.72)	(0.34)

Return of capital	—		—	(0.16)	—	—	—

Total distributions	(0.21)		—	(0.20)	(0.23)	(0.72)	(0.34)

Net asset value, end of period	$11.06		$10.96	$10.32	$9.33	$7.43	$12.94

Ratios and supplemental data:
Total return(b)	2.81%		6.20%	12.92%	29.62%	(38.97% )	26.38%

Net assets, end of period (000)	$1,048,423		$978,511	$763,531	$227,445	$145,751	$225,092

Ratio of net expenses to average net assets	1.07%	(c)	1.07%	1.11%	1.18%	1.11%	1.13%

Ratio of gross expenses to average net assets prior to expense reductions	1.07%	(c)	1.07%	1.11%	1.18%	1.11%	1.13%

Ratio of net investment income (loss) to average net assets	1.36%	(c)	1.25%	1.97%	2.82%	1.37%	0.86%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				March 1, 2007* through October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.67		$10.09	$9.16	$7.32	$12.81	$10.63

Income from investment operations:
Net investment income (loss)(a)	0.05		0.08	0.14	0.19	0.09	0.03

Net realized and unrealized gain (loss)	0.21		0.50	0.97	1.87	(4.86)	2.15

Total from investment operations	0.26		0.58	1.11	2.06	(4.77)	2.18

Distributions:
Dividends from net investment income	(0.13)		—	(0.04)	(0.22)	—	—

Dividends from net realized gains	—		—	—	—	(0.72)	—

Return of capital	—		—	(0.14)	—	—	—

Total distributions	(0.13)		—	(0.18)	(0.22)	(0.72)	—

Net asset value, end of period	$10.80		$10.67	$10.09	$9.16	$7.32	$12.81

Ratios and supplemental data:
Total return(b)	2.47%		5.75%	12.26%	29.06%	(39.23% )	20.51%

Net assets, end of period (000)	$2,055		$1,567	$1,302	$377	$209	$121

Ratio of net expenses to average net assets	1.57%	(c)	1.57%	1.61%	1.69%	1.61%	1.63%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.57%	(c)	1.57%	1.61%	1.69%	1.61%	1.63%	(c)

Ratio of net investment income (loss) to average net assets	0.89%	(c)	0.77%	1.43%	2.41%	0.87%	0.36%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

160	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.28	$19.60	$18.31	$14.13	$20.77	$19.98

Income from investment operations:
Net investment income (loss)(a)	0.19	0.40	0.53	0.56	0.42	0.41

Net realized and unrealized gain (loss)	(0.13)	0.14	1.45	4.15	(6.52)	2.33

Total from investment operations	0.06	0.54	1.98	4.71	(6.10)	2.74

Distributions:
Dividends from net investment income	(0.11)	(0.25)	(0.69)	(0.50)	(0.48)	(0.86)

Dividends from net realized gains	(1.48)	(0.61)	—	(0.03)	(0.06)	(1.09)

Total distributions	(1.59)	(0.86)	(0.69)	(0.53)	(0.54)	(1.95)

Net asset value, end of period	$17.75	$19.28	$19.60	$18.31	$14.13	$20.77

Ratios and supplemental data:
Total return(b)	0.62%	2.73%	11.06%	34.00%	(30.12% )	14.80%

Net assets, end of period (000)	$942,262	$1,269,501	$1,741,954	$1,822,596	$222,243	$297,122

Ratio of net expenses to average net assets	1.11% (c)	1.07%	1.08%	1.10%	1.14%	1.13%

Ratio of gross expenses to average net assets prior to expense reductions	1.11% (c)	1.07%	1.08%	1.11%	1.15%	1.13%

Ratio of net investment income (loss) to average net assets	2.07% (c)	2.03%	2.82%	3.37%	2.22%	2.11%

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2012	2011	2010	2009	2008	2007
Portfolio turnover rate	24.4%	65.7%	77.4%	45.7%	90.9%	92.7%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	161

Calamos Convertible Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$22.89		$23.14	$21.48	$16.48	$24.27	$23.02

Income from investment operations:
Net investment income (loss)(a)	0.14		0.32	0.47	0.52	0.32	0.31

Net realized and unrealized gain (loss)	(0.14)		0.15	1.69	4.86	(7.62)	2.71

Total from investment operations	—		0.47	2.16	5.38	(7.30)	3.02

Distributions:
Dividends from net investment income	(0.00	)**	(0.11)	(0.50)	(0.35)	(0.43)	(0.68)

Dividends from net realized gains	(1.48)		(0.61)	—	(0.03)	(0.06)	(1.09)

Total distributions	(1.48)		(0.72)	(0.50)	(0.38)	(0.49)	(1.77)

Net asset value, end of period	$21.41		$22.89	$23.14	$21.48	$16.48	$24.27

Ratios and supplemental data:
Total return(b)	0.22%		2.01%	10.20%	33.04%	(30.66% )	13.91%

Net assets, end of period (000)	$17,419		$21,517	$56,141	$88,956	$67,313	$129,258

Ratio of net expenses to average net assets	1.86%	(c)	1.82%	1.83%	1.85%	1.89%	1.88%

Ratio of gross expenses to average net assets prior to expense reductions	1.86%	(c)	1.82%	1.83%	1.86%	1.90%	1.88%

Ratio of net investment income (loss) to average net assets	1.32%	(c)	1.36%	2.12%	2.78%	1.47%	1.36%

	CLASS C
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.15	$19.51	$18.24	$14.09	$20.82	$20.02

Income from investment operations:
Net investment income (loss)(a)	0.12	0.25	0.38	0.43	0.28	0.27

Net realized and unrealized gain (loss)	(0.13)	0.14	1.45	4.14	(6.51)	2.33

Total from investment operations	(0.01)	0.39	1.83	4.57	(6.23)	2.60

Distributions:
Dividends from net investment income	(0.01)	(0.14)	(0.56)	(0.39)	(0.44)	(0.71)

Dividends from net realized gains	(1.48)	(0.61)	—	(0.03)	(0.06)	(1.09)

Total distributions	(1.49)	(0.75)	(0.56)	(0.42)	(0.50)	(1.80)

Net asset value, end of period	$17.65	$19.15	$19.51	$18.24	$14.09	$20.82

Ratios and supplemental data:
Total return(b)	0.21%	1.99%	10.20%	33.01%	(30.62% )	13.93%

Net assets, end of period (000)	$493,681	$584,428	$706,108	$579,959	$164,363	$268,809

Ratio of net expenses to average net assets	1.86% (c)	1.82%	1.83%	1.85%	1.89%	1.88%

Ratio of gross expenses to average net assets prior to expense reductions	1.86% (c)	1.82%	1.83%	1.86%	1.90%	1.88%

Ratio of net investment income (loss) to average net assets	1.31% (c)	1.26%	2.03%	2.66%	1.47%	1.36%

**	Amount is less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

162	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.10	$18.44	$17.27	$13.35	$19.62	$18.98

Income from investment operations:
Net investment income (loss)(a)	0.20	0.42	0.53	0.56	0.43	0.44

Net realized and unrealized gain (loss)	(0.13)	0.14	1.38	3.92	(6.15)	2.20

Total from investment operations	0.07	0.56	1.91	4.48	(5.72)	2.64

Distributions:
Dividends from net investment income	(0.15)	(0.29)	(0.74)	(0.53)	(0.49)	(0.91)

Dividends from net realized gains	(1.48)	(0.61)	—	(0.03)	(0.06)	(1.09)

Total distributions	(1.63)	(0.90)	(0.74)	(0.56)	(0.55)	(2.00)

Net asset value, end of period	$16.54	$18.10	$18.44	$17.27	$13.35	$19.62

Ratios and supplemental data:
Total return(b)	0.72%	3.00%	11.32%	34.30%	(29.95% )	15.11%

Net assets, end of period (000)	$633,875	$759,415	$883,151	$424,287	$15,152	$17,781

Ratio of net expenses to average net assets	0.86% (c)	0.82%	0.82%	0.85%	0.89%	0.88%

Ratio of gross expenses to average net assets prior to expense reductions	0.86% (c)	0.82%	0.82%	0.85%	0.90%	0.88%

Ratio of net investment income (loss) to average net assets	2.33% (c)	2.26%	2.97%	3.56%	2.47%	2.36%

	CLASS R
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,				March 1, 2007* through October 31,
	2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.21	$19.55	$18.28	$14.11	$20.75	$19.04

Income from investment operations:
Net investment income (loss)(a)	0.16	0.34	0.45	0.51	0.37	0.24

Net realized and unrealized gain (loss)	(0.12)	0.14	1.48	4.15	(6.49)	2.03

Total from investment operations	0.04	0.48	1.93	4.66	(6.12)	2.27

Distributions:
Dividends from net investment income	(0.08)	(0.21)	(0.66)	(0.46)	(0.46)	(0.56)

Dividends from net realized gains	(1.48)	(0.61)	—	(0.03)	(0.06)	—

Total distributions	(1.56)	(0.82)	(0.66)	(0.49)	(0.52)	(0.56)

Net asset value, end of period	$17.69	$19.21	$19.55	$18.28	$14.11	$20.75

Ratios and supplemental data:
Total return(b)	0.51%	2.46%	10.78%	33.68%	(30.19% )	12.08%

Net assets, end of period (000)	$3,997	$4,134	$2,878	$705	$78	$112

Ratio of net expenses to average net assets	1.36% (c)	1.32%	1.32%	1.35%	1.39%	1.38%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.36% (c)	1.32%	1.32%	1.36%	1.40%	1.38%	(c)

Ratio of net investment income (loss) to average net assets	1.80% (c)	1.72%	2.39%	3.06%	1.97%	1.86%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	163

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				June 27, 2007* through October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.14		$11.23	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.11	(a)	0.26 (a)	0.31 (a)	0.35 (a)	0.33 (a)	0.15

Net realized and unrealized gain (loss)	0.07		0.02	0.45	1.30	(0.35)	0.25

Total from investment operations	0.18		0.28	0.76	1.65	(0.02)	0.40

Distributions:
Dividends from net investment income	(0.21)		(0.28)	(0.59)	(0.41)	(0.41)	(0.15)

Dividends from net realized gains	(0.04)		(0.09)	—	—	—	—

Total distributions	(0.25)		(0.37)	(0.59)	(0.41)	(0.41)	(0.15)

Net asset value, end of period	$11.07		$11.14	$11.23	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	1.61%		2.64%	7.12%	17.10%	(0.33% )	4.00%

Net assets, end of period (000)	$131,691		$115,090	$114,922	$94,831	$55,858	$39,590

Ratio of net expenses to average net assets	0.90%	(c)	0.90%	0.90%	0.88%	0.83%	0.90%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.98%	(c)	0.97%	0.98%	1.00%	1.13%	1.66%	(c)

Ratio of net investment income (loss) to average net assets	2.03%	(c)	2.37%	2.83%	3.30%	3.24%	4.11%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				June 27, 2007* through October 31,
	2012		2011	2010	2009	2008	2007
Portfolio turnover rate	18.3%		41.5%	55.7%	287.2%	678.6%	235.8%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

164	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				June 27, 2007* through October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.14		$11.23	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.07	(a)	0.19 (a)	0.23 (a)	0.27 (a)	0.26 (a)	0.12

Net realized and unrealized gain (loss)	0.07		0.01	0.44	1.31	(0.36)	0.25

Total from investment operations	0.14		0.20	0.67	1.58	(0.10)	0.37

Distributions:
Dividends from net investment income	(0.17)		(0.20)	(0.50)	(0.34)	(0.33)	(0.12)

Dividends from net realized gains	(0.04)		(0.09)	—	—	—	—

Total distributions	(0.21)		(0.29)	(0.50)	(0.34)	(0.33)	(0.12)

Net asset value, end of period	$11.07		$11.14	$11.23	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	1.24%		1.88%	6.33%	16.23%	(1.07% )	3.74%

Net assets, end of period (000)	$11,199		$14,193	$21,402	$22,103	$12,539	$1,983

Ratio of net expenses to average net assets	1.65%	(c)	1.65%	1.65%	1.63%	1.58%	1.65%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.73%	(c)	1.72%	1.73%	1.75%	1.88%	2.41%	(c)

Ratio of net investment income (loss) to average net assets	1.30%	(c)	1.67%	2.10%	2.56%	2.49%	3.36%	(c)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				June 27, 2007* through October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.13		$11.22	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.07	(a)	0.18 (a)	0.23 (a)	0.27 (a)	0.25 (a)	0.12

Net realized and unrealized gain (loss)	0.08		0.02	0.43	1.31	(0.35)	0.25

Total from investment operations	0.15		0.20	0.66	1.58	(0.10)	0.37

Distributions:
Dividends from net investment income	(0.17)		(0.20)	(0.50)	(0.34)	(0.33)	(0.12)

Dividends from net realized gains	(0.04)		(0.09)	—	—	—	—

Total distributions	(0.21)		(0.29)	(0.50)	(0.34)	(0.33)	(0.12)

Net asset value, end of period	$11.07		$11.13	$11.22	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	1.33%		1.88%	6.24%	16.23%	(1.07% )	3.74%

Net assets, end of period (000)	$47,947		$48,612	$50,793	$39,605	$19,018	$1,527

Ratio of net expenses to average net assets	1.65%	(c)	1.65%	1.65%	1.63%	1.58%	1.65%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.73%	(c)	1.72%	1.73%	1.75%	1.88%	2.41%	(c)

Ratio of net investment income (loss) to average net assets	1.29%	(c)	1.63%	2.09%	2.54%	2.49%	3.36%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	165

Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				June 27, 2007* through October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.13		$11.22	$11.06	$9.82	$10.24	$10.00

Income from investment operations:
Net investment income (loss)	0.13	(a)	0.29 (a)	0.34 (a)	0.38 (a)	0.36 (a)	0.16

Net realized and unrealized gain (loss)	0.07		0.02	0.43	1.30	(0.35)	0.24

Total from investment operations	0.20		0.31	0.77	1.68	0.01	0.40

Distributions:
Dividends from net investment income	(0.22)		(0.31)	(0.61)	(0.44)	(0.43)	(0.16)

Dividends from net realized gains	(0.04)		(0.09)	—	—	—	—

Total distributions	(0.26)		(0.40)	(0.61)	(0.44)	(0.43)	(0.16)

Net asset value, end of period	$11.07		$11.13	$11.22	$11.06	$9.82	$10.24

Ratios and supplemental data:
Total return(b)	1.83%		2.90%	7.30%	17.39%	0.02%	4.06%

Net assets, end of period (000)	$41,396		$41,639	$46,625	$41,689	$34,049	$33,698

Ratio of net expenses to average net assets	0.65%	(c)	0.65%	0.65%	0.63%	0.58%	0.65%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.73%	(c)	0.72%	0.73%	0.75%	0.88%	1.41%	(c)

Ratio of net investment income (loss) to average net assets	2.29%	(c)	2.64%	3.07%	3.59%	3.49%	4.36%	(c)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				June 27, 2007* through October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.14		$11.23	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.10	(a)	0.23 (a)	0.28 (a)	0.33 (a)	0.31 (a)	0.14

Net realized and unrealized gain (loss)	0.07		0.02	0.45	1.30	(0.36)	0.25

Total from investment operations	0.17		0.25	0.73	1.63	(0.05)	0.39

Distributions:
Dividends from net investment income	(0.19)		(0.25)	(0.56)	(0.39)	(0.38)	(0.14)

Dividends from net realized gains	(0.04)		(0.09)	—	—	—	—

Total distributions	(0.23)		(0.34)	(0.56)	(0.39)	(0.38)	(0.14)

Net asset value, end of period	$11.08		$11.14	$11.23	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	1.58%		2.39%	6.86%	16.81%	(0.58% )	3.91%

Net assets, end of period (000)	$1,714		$1,638	$1,389	$1,283	$1,033	$1,039

Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.15%	1.13%	1.08%	1.15%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.23%	(c)	1.22%	1.23%	1.25%	1.38%	1.91%	(c)

Ratio of net investment income (loss) to average net assets	1.79%	(c)	2.10%	2.59%	3.09%	2.99%	3.86%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

166	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.68		$9.97	$9.52	$7.11	$10.96	$10.71

Income from investment operations:
Net investment income (loss)	0.27	(a)	0.59 (a)	0.63 (a)	0.61 (a)	0.55 (a)	0.61

Net realized and unrealized gain (loss)	0.19		(0.24)	0.58	2.29	(3.44)	0.34

Total from investment operations	0.46		0.35	1.21	2.90	(2.89)	0.95

Distributions:
Dividends from net investment income	(0.27)		(0.64)	(0.76)	(0.49)	(0.73)	(0.64)

Dividends from net realized gains	(0.13)		—	—	—	(0.23)	(0.06)

Total distributions	(0.40)		(0.64)	(0.76)	(0.49)	(0.96)	(0.70)

Net asset value, end of period	$9.74		$9.68	$9.97	$9.52	$7.11	$10.96

Ratios and supplemental data:
Total return(b)	4.87%		3.62%	13.26%	42.27%	(28.60% )	9.16%

Net assets, end of period (000)	$213,016		$182,515	$211,632	$207,057	$90,995	$186,816

Ratio of net expenses to average net assets	1.21%	(c)	1.22%	1.21%	1.22%	1.21%	1.19%

Ratio of gross expenses to average net assets prior to expense reductions	1.21%	(c)	1.22%	1.21%	1.22%	1.21%	1.20%

Ratio of net investment income (loss) to average net assets	5.51%	(c)	6.01%	6.56%	7.48%	5.69%	5.39%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Portfolio turnover rate	27.2%		72.6%	57.6%	55.0%	47.5%	74.1%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	167

Calamos High Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.09		$10.37	$9.86	$7.35	$11.28	$11.00

Income from investment operations:
Net investment income (loss)	0.24	(a)	0.54 (a)	0.58 (a)	0.57 (a)	0.50 (a)	0.50

Net realized and unrealized gain (loss)	0.21		(0.26)	0.60	2.36	(3.55)	0.39

Total from investment operations	0.45		0.28	1.18	2.93	(3.05)	0.89

Distributions:
Dividends from net investment income	(0.24)		(0.56)	(0.67)	(0.42)	(0.65)	(0.55)

Dividends from net realized gains	(0.13)		—	—	—	(0.23)	(0.06)

Total distributions	(0.37)		(0.56)	(0.67)	(0.42)	(0.88)	(0.61)

Net asset value, end of period	$10.17		$10.09	$10.37	$9.86	$7.35	$11.28

Ratios and supplemental data:
Total return(b)	4.48%		2.79%	12.45%	41.16%	(29.06% )	8.32%

Net assets, end of period (000)	$7,206		$9,766	$17,387	$19,897	$14,956	$27,806

Ratio of net expenses to average net assets	1.96%	(c)	1.96%	1.96%	1.98%	1.96%	1.94%

Ratio of gross expenses to average net assets prior to expense reductions	1.96%	(c)	1.96%	1.96%	1.98%	1.96%	1.95%

Ratio of net investment income (loss) to average net assets	4.77%	(c)	5.28%	5.82%	6.83%	4.94%	4.64%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.01		$10.29	$9.80	$7.31	$11.22	$10.95

Income from investment operations:
Net investment income (loss)	0.24	(a)	0.54 (a)	0.58 (a)	0.56 (a)	0.49 (a)	0.48

Net realized and unrealized gain (loss)	0.21		(0.25)	0.58	2.36	(3.52)	0.40

Total from investment operations	0.45		0.29	1.16	2.92	(3.03)	0.88

Distributions:
Dividends from net investment income	(0.24)		(0.57)	(0.67)	(0.43)	(0.65)	(0.55)

Dividends from net realized gains	(0.13)		—	—	—	(0.23)	(0.06)

Total distributions	(0.37)		(0.57)	(0.67)	(0.43)	(0.88)	(0.61)

Net asset value, end of period	$10.09		$10.01	$10.29	$9.80	$7.31	$11.22

Ratios and supplemental data:
Total return(b)	4.54%		2.83%	12.34%	41.16%	(29.03% )	8.27%

Net assets, end of period (000)	$41,955		$39,764	$48,149	$45,673	$28,261	$48,377

Ratio of net expenses to average net assets	1.96%	(c)	1.97%	1.96%	1.98%	1.96%	1.94%

Ratio of gross expenses to average net assets prior to expense reductions	1.96%	(c)	1.97%	1.96%	1.98%	1.96%	1.95%

Ratio of net investment income (loss) to average net assets	4.76%	(c)	5.26%	5.81%	6.80%	4.94%	4.64%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

168	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.68		$9.97	$9.52	$7.12	$10.96	$10.71

Income from investment operations:
Net investment income (loss)	0.28	(a)	0.62 (a)	0.65 (a)	0.63 (a)	0.57 (a)	0.60

Net realized and unrealized gain (loss)	0.19		(0.24)	0.58	2.28	(3.42)	0.38

Total from investment operations	0.47		0.38	1.23	2.91	(2.85)	0.98

Distributions:
Dividends from net investment income	(0.28)		(0.67)	(0.78)	(0.51)	(0.76)	(0.67)

Dividends from net realized gains	(0.13)		—	—	—	(0.23)	(0.06)

Total distributions	(0.41)		(0.67)	(0.78)	(0.51)	(0.99)	(0.73)

Net asset value, end of period	$9.74		$9.68	$9.97	$9.52	$7.12	$10.96

Ratios and supplemental data:
Total return(b)	4.99%		3.88%	13.58%	42.41%	(28.31% )	9.43%

Net assets, end of period (000)	$29,687		$21,424	$44,574	$19,286	$8,010	$9,109

Ratio of net expenses to average net assets	0.95%	(c)	0.96%	0.96%	0.97%	0.96%	0.94%

Ratio of gross expenses to average net assets prior to expense reductions	0.95%	(c)	0.96%	0.96%	0.97%	0.96%	0.95%

Ratio of net investment income (loss) to average net assets	5.75%	(c)	6.29%	6.76%	7.61%	5.94%	5.64%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				March 1, 2007* through October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.67		$9.96	$9.52	$7.11	$10.95	$10.84

Income from investment operations:
Net investment income (loss)	0.25	(a)	0.57 (a)	0.60 (a)	0.59 (a)	0.53 (a)	0.37

Net realized and unrealized gain (loss)	0.20		(0.24)	0.57	2.29	(3.43)	0.13

Total from investment operations	0.45		0.33	1.17	2.88	(2.90)	0.50

Distributions:
Dividends from net investment income	(0.26)		(0.62)	(0.73)	(0.47)	(0.71)	(0.39)

Dividends from net realized gains	(0.13)		—	—	—	(0.23)	—

Total distributions	(0.39)		(0.62)	(0.73)	(0.47)	(0.94)	(0.39)

Net asset value, end of period	$9.73		$9.67	$9.96	$9.52	$7.11	$10.95

Ratios and supplemental data:
Total return(b)	4.76%		3.37%	12.88%	41.93%	(28.71% )	4.69%

Net assets, end of period (000)	$337		$272	$248	$122	$75	$105

Ratio of net expenses to average net assets	1.46%	(c)	1.47%	1.46%	1.48%	1.46%	1.44%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.46%	(c)	1.47%	1.46%	1.48%	1.46%	1.45%	(c)

Ratio of net investment income (loss) to average net assets	5.26%	(c)	5.74%	6.28%	7.31%	5.44%	5.14%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	169

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.11		$11.91	$11.35	$10.97	$13.31	$12.77

Income from investment operations:
Net investment income (loss)(a)	0.10		0.22	0.23	0.30	0.30	0.47

Net realized and unrealized gain (loss)	0.45		0.18	0.46	0.89	(2.13)	0.51

Total from investment operations	0.55		0.40	0.69	1.19	(1.83)	0.98

Distributions:
Dividends from net investment income	(0.08)		(0.20)	(0.13)	(0.52)	(0.51)	(0.44)

Dividends from net realized gains	—		—	—	(0.29)	—	—

Total distributions	(0.08)		(0.20)	(0.13)	(0.81)	(0.51)	(0.44)

Net asset value, end of period	$12.58		$12.11	$11.91	$11.35	$10.97	$13.31

Ratios and supplemental data:
Total return(b)	4.54%		3.40%	6.11%	11.77%	(14.22% )	7.81%

Net assets, end of period (000)	$1,146,527		$1,282,438	$1,203,750	$938,686	$815,845	$1,012,912

Ratio of net expenses to average net assets	1.18%	(c)	1.21%	1.19%	1.19%	1.12%	1.18%

Ratio of gross expenses to average net assets prior to expense reductions	1.18%	(c)	1.21%	1.19%	1.20%	1.13%	1.19%

Ratio of net investment income (loss) to average net assets	1.70%	(c)	1.80%	2.00%	2.80%	2.40%	3.63%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.14%	(c)	1.14%	1.14%	1.15%	1.08%	1.10%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Portfolio turnover rate	44.4%		98.5%	87.8%	79.8%	112.0%	104.7%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

170	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.75		$12.51	$11.92	$11.48	$13.90	$13.31

Income from investment operations:
Net investment income (loss)(a)	0.06		0.14	0.15	0.24	0.22	0.39

Net realized and unrealized gain (loss)	0.46		0.20	0.48	0.92	(2.23)	0.53

Total from investment operations	0.52		0.34	0.63	1.16	(2.01)	0.92

Distributions:
Dividends from net investment income	(0.03)		(0.10)	(0.04)	(0.43)	(0.41)	(0.33)

Dividends from net realized gains	—		—	—	(0.29)	—	—

Total distributions	(0.03)		(0.10)	(0.04)	(0.72)	(0.41)	(0.33)

Net asset value, end of period	$13.24		$12.75	$12.51	$11.92	$11.48	$13.90

Ratios and supplemental data:
Total return(b)	4.06%		2.70%	5.31%	10.87%	(14.84% )	7.04%

Net assets, end of period (000)	$15,850		$18,147	$25,349	$34,370	$43,852	$52,502

Ratio of net expenses to average net assets	1.93%	(c)	1.97%	1.94%	1.95%	1.87%	1.93%

Ratio of gross expenses to average net assets prior to expense reductions	1.93%	(c)	1.97%	1.94%	1.95%	1.88%	1.94%

Ratio of net investment income (loss) to average net assets	0.96%	(c)	1.07%	1.27%	2.13%	1.65%	2.88%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.89%	(c)	1.89%	1.88%	1.91%	1.83%	1.85%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.29		$12.08	$11.52	$11.12	$13.48	$12.93

Income from investment operations:
Net investment income (loss)(a)	0.06		0.13	0.15	0.23	0.21	0.38

Net realized and unrealized gain (loss)	0.45		0.18	0.46	0.90	(2.16)	0.51

Total from investment operations	0.51		0.31	0.61	1.13	(1.95)	0.89

Distributions:
Dividends from net investment income	(0.03)		(0.10)	(0.05)	(0.44)	(0.41)	(0.34)

Dividends from net realized gains	—		—	—	(0.29)	—	—

Total distributions	(0.03)		(0.10)	(0.05)	(0.73)	(0.41)	(0.34)

Net asset value, end of period	$12.77		$12.29	$12.08	$11.52	$11.12	$13.48

Ratios and supplemental data:
Total return(b)	4.16%		2.61%	5.31%	10.91%	(14.84% )	7.01%

Net assets, end of period (000)	$288,375		$299,733	$353,019	$330,360	$363,213	$457,924

Ratio of net expenses to average net assets	1.93%	(c)	1.97%	1.94%	1.95%	1.87%	1.93%

Ratio of gross expenses to average net assets prior to expense reductions	1.93%	(c)	1.97%	1.94%	1.95%	1.88%	1.94%

Ratio of net investment income (loss) to average net assets	0.95%	(c)	1.06%	1.26%	2.10%	1.65%	2.88%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.89%	(c)	1.89%	1.88%	1.91%	1.83%	1.85%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	171

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.00		$11.80	$11.25	$10.88	$13.21	$12.67

Income from investment operations:
Net investment income (loss)(a)	0.12		0.24	0.25	0.32	0.32	0.50

Net realized and unrealized gain (loss)	0.43		0.19	0.46	0.89	(2.11)	0.51

Total from investment operations	0.55		0.43	0.71	1.21	(1.79)	1.01

Distributions:
Dividends from net investment income	(0.09)		(0.23)	(0.16)	(0.55)	(0.54)	(0.47)

Dividends from net realized gains	—		—	—	(0.29)	—	—

Total distributions	(0.09)		(0.23)	(0.16)	(0.84)	(0.54)	(0.47)

Net asset value, end of period	$12.46		$12.00	$11.80	$11.25	$10.88	$13.21

Ratios and supplemental data:
Total return(b)	4.63%		3.70%	6.33%	12.07%	(14.03% )	8.12%

Net assets, end of period (000)	$965,336		$738,421	$521,364	$183,133	$102,745	$24,954

Ratio of net expenses to average net assets	0.93%	(c)	0.96%	0.96%	0.94%	0.87%	0.93%

Ratio of gross expenses to average net assets prior to expense reductions	0.93%	(c)	0.96%	0.96%	0.95%	0.88%	0.94%

Ratio of net investment income (loss) to average net assets	1.92%	(c)	2.04%	2.22%	2.99%	2.65%	3.88%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	0.89%	(c)	0.89%	0.89%	0.90%	0.83%	0.85%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				March 1, 2007* through October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.08		$11.88	$11.33	$10.96	$13.31	$12.84

Income from investment operations:
Net investment income (loss)(a)	0.09		0.19	0.20	0.25	0.27	0.30

Net realized and unrealized gain (loss)	0.44		0.18	0.46	0.91	(2.14)	0.40

Total from investment operations	0.53		0.37	0.66	1.16	(1.87)	0.70

Distributions:
Dividends from net investment income	(0.07)		(0.17)	(0.11)	(0.50)	(0.48)	(0.23)

Dividends from net realized gains	—		—	—	(0.29)	—	—

Total distributions	(0.07)		(0.17)	(0.11)	(0.79)	(0.48)	(0.23)

Net asset value, end of period	$12.54		$12.08	$11.88	$11.33	$10.96	$13.31

Ratios and supplemental data:
Total return(b)	4.36%		3.18%	5.84%	11.46%	(14.48% )	5.47%

Net assets, end of period (000)	$4,526		$3,114	$2,351	$1,034	$162	$105

Ratio of net expenses to average net assets	1.43%	(c)	1.46%	1.46%	1.44%	1.37%	1.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.43%	(c)	1.46%	1.46%	1.44%	1.38%	1.44%	(c)

Ratio of net investment income (loss) to average net assets	1.41%	(c)	1.55%	1.72%	2.36%	2.15%	3.38%	(c)

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.39%	(c)	1.39%	1.39%	1.40%	1.33%	1.35%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

172	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), including Calamos Growth Fund, Calamos Value Fund, Calamos Blue Chip Fund, Calamos Discovery Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Fund (formerly Calamos High Yield Fund), and Calamos Market Neutral Income Fund (the “Funds”), as of April 30, 2012, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of changes in net assets of the Funds for the year ended October 31, 2011 and the financial highlights for each of the periods presented; and in our report dated December 16, 2011, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

Chicago, Illinois

June 21, 2012

www.calamos.com	173

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after July 31, 2012, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2012. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12 month period ended June 30, 2011 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2012 Calamos Holdings LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Holdings LLC.

MFSAN 1631 2012

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics—Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 22, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 22, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 22, 2012